April 1, 2010 (as revised June 15, 2010)
Share Classes	Institutional	Class P	Administrative	Class D

Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

Allianz Multi-Strategy Funds Prospectus

Allianz Global Investors Solutions 2015 Fund
Institutional Class	AZGIX
Class P	AZGPX
Administrative Class	AZAMX
Class D	AZGDX

Allianz Global Investors Solutions 2020 Fund
Institutional Class	AGNIX
Class P	AGLPX
Administrative Class	AGLMX
Class D	AGLDX

Allianz Global Investors Solutions 2030 Fund
Institutional Class	ABLIX
Class P	ABLPX
Administrative Class	ABAMX
Class D	ABDIX

Allianz Global Investors Solutions 2040 Fund
Institutional Class	AVTIX
Class P	AVSPX
Administrative Class	AVAMX
Class D	AVSDX

Allianz Global Investors Solutions 2050 Fund
Institutional Class	ASNIX
Class P	ASNPX
Administrative Class	ANAMX
Class D	ASNDX

Allianz Global Investors Solutions Retirement Income Fund
Institutional Class	AVRIX
Class P	AGRPX
Administrative Class	ARAMX
Class D	ARTDX

Allianz Global Investors Solutions Growth Allocation Fund
Institutional Class	AGAIX
Class P	AGSPX
Administrative Class	AGFAX
Class D	AGSDX

Allianz Global Investors Solutions Core Allocation Fund
Institutional Class	PALLX
Class P	AGAPX
Administrative Class	AGAMX
Class D	AGADX

Allianz NACM Convertible Fund
Institutional Class	ANNPX
Class P	ANCMX
Administrative Class	ANNAX
Class D	ANZDX

Allianz NACM Emerging Growth Fund
Institutional Class	AEMIX

Allianz NACM High Yield Bond Fund
Institutional Class	AYBIX
Class P	AYBPX
Administrative Class	AYBVX
Class D	AYBDX

Allianz NACM International Growth Fund
Institutional Class	AILIX
Class P	AIFPX
Class D	AIFDX

Allianz NACM International Growth Opportunities
Institutional Class	ALOIX
Class P	ALOPX
Administrative Class	ALOVX
Class D	ALODX

Allianz NACM Small to Mid Cap Growth Fund
Institutional Class	ASGIX

Allianz NACM Micro Cap Fund
Institutional Class	AMCIX

Allianz NACM Ultra Micro Cap Fund
Institutional Class	AUMIX

Allianz NFJ Global Dividend Value Fund
Institutional Class	ANUIX
Class P	ANUPX
Class D	ANUDX

Allianz RCM All Horizons Fund
Institutional Class	ARHIX
Class P	ARHPX
Class D	ARHDX

Allianz RCM China Equity Fund
Institutional Class	ALQAX
Class P	ALQPX
Class D	ALQDX

Allianz RCM Disciplined Equity Fund
Institutional Class	ARDIX
Class P	ARDPX
Class D	ARDDX

Allianz RCM Global EcoTrendsSM Fund
Institutional Class	AECIX
Class P	AECPX
Class D	AECDX

Allianz RCM Global Water Fund
Institutional Class	AWTIX
Class P	AWTPX
Class D	AWTDX

Allianz RCM International Opportunities Fund
Institutional Class	AMOIX
Class P	AMOPX
Class D	ARODX

As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated June 9, 2010

to the Statutory Prospectus for Class A, B, C and R Shares of Allianz Multi-Strategy Funds

Dated April 1, 2010 (as revised June 4, 2010),

the Statutory Prospectus for Institutional Class, Class P, Administrative Class and Class D Shares of Allianz Multi-Strategy Funds

Dated April 1, 2010 (as revised June 4, 2010) and

the Statement of Additional Information Dated April 1, 2010 (as revised June 4, 2010)

Disclosure Related to the

Allianz NACM Convertible, Allianz NACM Emerging Growth, Allianz NACM High Yield Bond, Allianz

NACM International Growth, Allianz NACM International Growth Opportunities, Allianz NACM Micro

Cap, Allianz NACM Small to Mid Cap Growth and Allianz NACM Ultra Micro Cap Funds (the “Funds”)

On April 7, 2010, the Board of Trustees of Allianz Funds Multi-Strategy Trust (the “Trust”) approved the novation, effective on or about August 25, 2010, of the Portfolio Management Agreement between Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate”) and the Funds’ Adviser, Allianz Global Investors Fund Management LLC (“AGIFM”) (the “Portfolio Management Agreement”). Through the novation of the Portfolio Management Agreement, Allianz Global Investors Capital LLC (“AGIC”), the indirect parent of Nicholas-Applegate and an affiliate of AGIFM, will become the investment sub-adviser to the Funds and will be responsible for day-to-day portfolio management. The novation will coincide with a larger corporate reorganization that will transfer the advisory businesses of Nicholas-Applegate to AGIC. Since 2009, AGIC has assumed a number of non-advisory functions from Nicholas-Applegate, and the transactions planned for August 2010 mark the last step in the full integration of these businesses under a single name.

The novation of the Portfolio Management Agreement will not result in any change in the investment objective or strategies, portfolio management personnel or responsibilities or fees and expenses of each Fund as disclosed in the Prospectus. In connection with the novation and the substitution of AGIC as sub-adviser for the Funds, the name of each Fund will change, effective on or about August 25, 2010, as indicated in the following list.

Current Name	New Fund Name
Allianz NACM Convertible Fund	Allianz AGIC Convertible Fund
Allianz NACM Emerging Growth Fund	Allianz AGIC Emerging Growth Fund
Allianz NACM High Yield Bond Fund	Allianz AGIC High Yield Bond Fund
Allianz NACM International Growth Fund	Allianz AGIC International Growth Fund
Allianz NACM International Growth Opportunities Fund	Allianz AGIC International Growth Opportunities Fund
Allianz NACM Micro Cap Fund	Allianz AGIC Micro Cap Fund
Allianz NACM Small to Mid Cap Growth Fund	Allianz AGIC Small to Mid Cap Growth Fund
Allianz NACM Ultra Micro Cap Fund	Allianz AGIC Ultra Micro Cap Fund

Corresponding changes are hereby made to the Trust’s Statement of Additional Information.

Allianz Multi-Strategy Funds Prospectus

The Prospectus explains what you should know about each Fund (together “Funds”) of Allianz Funds Multi-Strategy Trust (the “Trust”) before you invest. Please read it carefully.

Prospectus	1

Allianz NACM Convertible Fund

Investment Objective	The Fund seeks maximum total return, consisting of capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.57%	None	0.19%	0.76%
Class P	0.57	None	0.29	0.86
Administrative	0.57	0.25%	0.19	1.01
Class D	0.57	0.25	0.19	1.01

(1)

Other Expenses are based upon estimated amounts for the Fund’s current fiscal year and include organizational expenses (relating to the organization of a new series of the Trust) estimated to be attributable to each class.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$ 78	$243	$422	$ 942
Class P	88	274	477	1,061
Administrative	103	322	558	1,236
Class D	103	322	558	1,236

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate U.S. Convertible Fund, had a portfolio turnover rate from April 1, 2009 though November 30, 2009 of 84% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any size market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities. The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers seek to capture approximately 70-80% of the upside performance of the underlying equities with 50% or less of the downside exposure. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities and the risk of changing in value at a different rate than the underlying stocks (Convertible Securities Risk). Convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and

Prospectus	1

Allianz NACM Convertible Fund (continued)

liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default (High Yield Risk, Interest Rate Risk, Credit Risk). A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics (Call Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). The lack of an active market for investments may cause delay in disposition or force a sale below fair value (Liquidity Risk). Other principal risks include: Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest 07/01/2009–09/30/2009	15.01%

	Lowest 10/01/2008–12/31/2008	-14.80%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	5 Years	10 Years	Fund Inception (4/19/93)
Institutional Class — Before Taxes	37.98%	6.72%	3.23%	10.39%
Institutional Class — After Taxes on Distributions	36.43%	5.42%	1.61%	8.24%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	24.57%	5.20%	1.81%	7.90%
Class P	37.98%	6.72%	3.23%	10.39%
Administrative Class	37.69%	6.49%	3.00%	10.15%
Class D	37.69%	6.49%	3.00%	10.15%
Merrill Lynch All Convertibles All Qualities Index	49.13%	2.69%	2.27%	7.71%
Lipper Convertible Securities Funds Average	41.09%	2.53%	3.33%	7.60%

2	Allianz Multi-Strategy Funds

Allianz NACM Convertible Fund (continued)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Nicholas-Applegate Capital Management LLC

Portfolio Managers

Douglas G. Forsyth, CFA, Managing Director and Member of the Executive Committee at Nicholas-Applegate, has managed the Fund and the Nicholas-Applegate U.S. Convertible Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1993.

Justin Kass, Managing Director at Nicholas-Applegate, has managed the Fund and the Nicholas-Applegate U.S. Convertible Fund, the Fund’s predecessor, since 2003.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P shares and Administrative Class, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	3

Allianz NACM Emerging Growth Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Institutional	0.90%	None	1.13%	2.03%	(0.85)%	1.18%

(1)	Other Expenses are based upon estimated amounts for the Fund’s current fiscal year and include organizational expenses (relating to the organization of a new series of the Trust).
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding Trustees’, interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.16% for Institutional Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$120	$542	$ 989	$2,232

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate U.S. Emerging Growth Fund, had a portfolio turnover rate from April 1, 2009 through November 30, 2009 of 97% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its assets in equity securities. The Fund may invest in companies of any size market capitalization, but expects to invest typically in companies with a market capitalization similar to the Russell 2000 Growth Index (between $20 million and $5.6 billion as of December 31, 2009). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than

4	Allianz Multi-Strategy Funds

Allianz NACM Emerging Growth Fund (continued)

their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest 04/01/2009–06/30/2009	28.68%

	Lowest 10/01/2008–12/31/2008	-28.63%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	5 Years	10 Years	Fund Inception (10/1/93)
Institutional Class — Before Taxes	44.33%	4.04%	-2.78%	6.22%
Institutional Class — After Taxes on Distributions	44.33%	3.63%	-3.95%	4.34%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	28.81%	3.53%	-2.80%	4.48%
Russell 2000 Growth Index	34.47%	0.87%	-1.37%	3.33%
Lipper Small-Cap Growth Funds Average	36.36%	0.28%	-0.18%	6.56%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Prospectus	5

Allianz NACM Emerging Growth Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Nicholas-Applegate Capital Management LLC

Portfolio Managers

K. Mathew Axline, CFA, Senior Vice President of Nicholas-Applegate, has managed the Fund since 2010.

Robert S. Marren, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Emerging Growth Fund, the Fund’s predecessor, since 2007.

John C. McCraw, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Emerging Growth Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1993.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

6	Allianz Multi-Strategy Funds

Allianz NACM High Yield Bond Fund

Investment Objective	The Fund seeks a high level of current income and capital growth.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Institutional	0.48%	None	0.42%	0.90%	(0.26)%	0.64%
Class P	0.48	None	0.52	1.00	(0.03)	0.97
Administrative	0.48	0.25%	0.42	1.15	(0.03)	1.12
Class D	0.48	0.25	0.42	1.15	(0.03)	1.12

(1)

Other Expenses are based upon estimated amounts for the Fund’s current fiscal year and include organizational expenses (relating to the organization of a new series of the Trust) estimated to be attributable to each class.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding Trustees’, interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.60% for Institutional Class shares, 0.93% for Class P shares, 1.08% for Administrative Class shares and 1.08% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$65	$257	$464	$1,062
Class P	99	311	541	1,200
Administrative	114	358	621	1,374
Class D	114	358	621	1,374

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate U.S. High Yield Bond Fund, had a portfolio turnover rate from April 11, 2009 through November 30, 2009 of 120% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality. The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities. The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The portfolio managers look for the following in its high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be

Prospectus	7

Allianz NACM High Yield Bond Fund (continued)

speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default (High Yield Risk, Interest Rate Risk , Credit Risk). The lack of an active market for investments may cause delay in disposition or force a sale below fair value (Liquidity Risk). Other principal risks include: Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Smaller Company Risk (Securities issued by smaller companies may be more volatile and present increased liquidity risk); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest 04/01/2009–06/30/2009	15.04%

	Lowest 10/01/2008–12/31/2008	-15.49%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	5 Years	10 Years	Fund Inception (7/31/96)
Institutional Class — Before Taxes	45.59%	6.39%	6.28%	8.10%
Institutional Class — After Taxes on Distributions	41.00%	3.35%	2.95%	4.19%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	29.20%	3.61%	3.25%	4.43%
Class P	45.14%	6.05%	5.94%	7.76%
Administrative Class	44.92%	5.90%	5.78%	7.60%
Class D	44.92%	5.90%	5.78%	7.60%
Merrill Lynch High Yield Master II Index	57.51%	6.35%	6.52%	6.79%
Lipper High Current Yield Funds Average	46.44%	4.36%	4.80%	5.19%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and

8	Allianz Multi-Strategy Funds

Allianz NACM High Yield Bond Fund (continued)

may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Nicholas-Applegate Capital Management LLC

Portfolio Managers

Douglas G. Forsyth, CFA, Managing Director and Member of the Executive Committee at Nicholas-Applegate, has managed the Fund and the Nicholas-Applegate U.S. High Yield Bond Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1996.

William L. Stickney, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. High Yield Bond Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1996.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	9

Allianz NACM International Growth Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)	Total Annual Fund Operating Expenses After Expense Reductions(1)
Institutional	0.85%	None	1.01%	1.86%	(0.82)%	1.04%
Class P	0.85	None	1.11	1.96	(0.66)	1.30
Class D	0.85	0.25%	1.01	2.11	(0.55)	1.56

(1)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses (and also excluding Trustees’ expenses with respect to the Waiver for Institutional Class shares only), exceed 0.97% for Institutional Class shares, 1.30% for Class P shares and 1.56% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.   The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$106	$505	$ 929	$2,113
Class P	132	551	996	2,232
Class D	159	608	1,083	2,398

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception as a series of the Trust on February 2, 2009 through the end of its fiscal year on November 30, 2009 was 133% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in equity securities of companies located in countries outside of the U.S. with above-average earnings growth and positioned in what the portfolio managers consider strong growth areas. The Fund normally invests at least 75% of its assets in equity securities. The Fund ordinarily allocates its investments across more than ten countries outside of the U.S., and normally invests at least 80% of its assets in non-U.S. securities. The Fund normally focuses its investments in developed countries, but may also invest in emerging market securities. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide and ordinarily look for several of the following characteristics: above-average earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and other successful general operating characteristics. The portfolio managers expect a high portfolio turnover rate, which may be 100% or more. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities

10	Allianz Multi-Strategy Funds

Allianz NACM International Growth Fund (continued)

Risk, Smaller Company Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 04/01/2009–06/30/2009	18.60%

	Lowest 10/01/2008–12/31/2008	-22.33%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	5 Years	10 Years	Fund Inception (12/27/96)
Institutional Class — Before Taxes	27.22%	5.62%	-0.96%	7.21%
Institutional Class — After Taxes on Distributions	25.49%	0.09%	-3.85%	4.66%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	17.50%	3.94%	-1.38%	5.81%
Class P	26.89%	5.48%	-1.07%	7.09%
Class D	26.40%	5.18%	-1.34%	6.81%
MSCI EAFE Index	31.78%	3.54%	1.17%	4.37%
Lipper International Large Cap Growth Funds Average	33.44%	4.21%	0.43%	4.81%

Prospectus	11

Allianz NACM International Growth Fund (continued)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Nicholas-Applegate Capital Management LLC

Portfolio Managers

Horacio A. Valeiras, CFA, Managing Director and the Chief Investment Officer of Nicholas-Applegate, has managed the Fund and the Nicholas-Applegate International Growth Fund, the Fund’s predecessor, since 2002.

Pedro V. Marcal, Senior Vice President and Asset Allocation Committee Member for the Nicholas-Applegate Global Equities, has managed the Fund and the Nicholas-Applegate International Growth Fund, the Fund’s predecessor, since 2006.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

12	Allianz Multi-Strategy Funds

Allianz NACM International Growth Opportunities Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Institutional	1.00%	None	0.38%	1.38%	(0.15)%	1.23%
Class P	1.00	None	0.48	1.48	(0.12)	1.36
Administrative	1.00	0.25%	0.38	1.63	—	1.63
Class D	1.00	0.25	0.38	1.63	—	1.63

(1)

Other Expenses are based upon estimated amounts for the Fund’s current fiscal year and include organizational expenses (relating to the organization of a new series of the Trust) estimated to be attributable to each class.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding Trustees’, interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.19% for Institutional Class shares, 1.32% for Class P shares, 1.62% for Administrative Class shares and 1.62% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$125	$420	$737	$1,634
Class P	138	454	792	1,748
Administrative	166	512	882	1,923
Class D	166	512	882	1,923

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate International Growth Opportunities Fund, had a portfolio turnover rate from April 1, 2009 through November 30, 2009 of 64% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in equity securities of companies with smaller market capitalizations and with above-average earnings growth that, in the opinion of the portfolio managers, are positioned in strong growth areas, offer sustainable advantages through positive issuer-specific developments and provide timely investment opportunities that are not yet fully reflected in market prices. The Fund normally invests at least 75% of its net assets in common stock. The Fund ordinarily allocates its investments across more than ten countries outside the of the U.S., and normally invests at least 80% of its assets in non-U.S. securities. The Fund normally focuses its investments in developed countries, but may also invest in emerging market securities. The Fund currently considers companies with smaller market capitalizations to be those with market capitalizations below $5 billion, though the Fund may invest in companies of any size. The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide and ordinarily look for several of the following characteristics: above-average earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and other successful general operating characteristics. The portfolio managers expect a high portfolio turnover rate, which may be 100% or more. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other

Prospectus	13

Allianz NACM International Growth Opportunities Fund (continued)

instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest 04/01/2009–06/30/2009	30.54%

	Lowest 07/01/2008–09/30/2008	-27.92%
Calendar Year End (through 12/31)

14	Allianz Multi-Strategy Funds

Allianz NACM International Growth Opportunities Fund (continued)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
Institutional Class — Before Taxes	48.41%	8.86%	4.37%	13.91%
Institutional Class — After Taxes on Distributions	47.82%	6.21%	2.08%	11.74%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	31.46%	6.98%	2.70%	11.57%
Class P	48.21%	8.72%	4.23%	13.75%
Administrative Class	47.80%	8.42%	3.94%	13.43%
Class D	47.80%	8.42%	3.94%	13.43%
S&P Developed Ex-US Small Cap Growth Index	47.54%	4.46%	2.41%	5.71%
Lipper International Small/Mid Cap Growth Funds Average	51.61%	5.33%	2.29%	8.83%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Nicholas-Applegate Capital Management LLC

Portfolio Managers

Christopher A. Herrera, Senior Vice President and Portfolio Manager for the Nicholas-Applegate Global Equities strategies, has managed the Fund and the Nicholas-Applegate International Growth Opportunities Fund, the Fund’s predecessor, since 2007.

Nelson W. Shing, Senior Vice President and Portfolio Manager for the Nicholas-Applegate Global Equities strategies, has managed the Fund and the Nicholas-Applegate International Growth Opportunities Fund, the Fund’s predecessor, since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	15

Allianz NACM Micro Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Institutional	1.25%	None	0.43%	1.68%	(0.13)%	1.55%

(1)	Other Expenses are based upon estimated amounts for the Fund’s current fiscal year and include organizational expenses (relating to the organization of a new series of the Trust).
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding Trustees’, interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.54% for Institutional Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$158	$513	$892	$1,956

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate U.S. Micro Cap Fund, had a portfolio turnover rate from April 1, 2009 through November 30, 2009 of 86% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently considers micro-cap companies to be those with market capitalizations comparable to the companies included in the Russell MicroCap Growth Index (between $10 million and $1.3 billion as of December 31, 2009). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused

16	Allianz Multi-Strategy Funds

Allianz NACM Micro Cap Fund (continued)

Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest 04/01/2003–06/30/2003	35.75%

	Lowest 10/01/2000–12/31/2000	-27.07%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	5 Years	10 Years	Fund Inception (7/12/95)
Institutional Class — Before Taxes	28.80%	1.24%	1.08%	10.60%
Institutional Class — After Taxes on Distributions	28.80%	0.03%	-1.92%	7.62%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	18.72%	0.76%	-0.72%	7.83%
Russell Microcap Growth Index	39.18%	-3.15%	-0.31%	4.66%
Lipper Small-Cap Growth Funds Average	36.36%	0.28%	-0.18%	6.59%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Prospectus	17

Allianz NACM Micro Cap Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Nicholas-Applegate Capital Management LLC

Portfolio Managers

K. Mathew Axline, CFA, Senior Vice President of Nicholas-Applegate, has managed the Fund since 2010.

John C. McCraw, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Micro Cap Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1995.

Robert S. Marren, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Micro Cap Fund, the Fund’s predecessor, since 2007.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

18	Allianz Multi-Strategy Funds

Allianz NACM Small to Mid Cap Growth Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Institutional	0.80%	None	2.50%	3.30%	(2.35)%	0.95%

(1)	Other Expenses are based upon estimated amounts for the Fund’s current fiscal year and include organizational expenses (relating to the organization of a new series of the Trust).
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding Trustees’, interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.90% for Institutional Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$97	$705	$1,339	$3,047

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, has a portfolio turnover rate from April 1, 2009 through November 30, 2009 of 119% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies.	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with small to medium market capitalizations. The Fund currently defines small to medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell 2500 Growth Index (between $20 million and $7.5 billion as of December 31, 2009). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Credit Risk (an issuer or counterparty may

Prospectus	19

Allianz NACM Small to Mid Cap Growth Fund (continued)

default on obligations); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest 04/01/2009–06/30/2009	24.35%

	Lowest 10/01/2008–12/31/2008	-27.32%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	Fund Inception (7/31/07)
Institutional Class — Before Taxes	42.05%	-6.13%
Institutional Class — After Taxes on Distributions	42.05%	-6.13%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	27.33%	-5.18%
Russell 2500 Growth Index	41.66%	-1.02%
Lipper Small-Cap Growth Funds Average	36.36%	-8.51%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

20	Allianz Multi-Strategy Funds

Allianz NACM Small to Mid Cap Growth Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Nicholas-Applegate Capital Management LLC

Portfolio Managers

K. Mathew Axline, CFA, Senior Vice President of Nicholas-Applegate, has managed the Fund since 2010.

John C. McCraw, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, the Fund’s predecessor, since 2007.

Robert S. Marren, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, the Fund’s predecessor, since 2007.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	21

Allianz NACM Ultra Micro Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Institutional	1.50%	None	5.08%	6.58%	(4.27)%	2.31%

(1)	Other Expenses are based upon estimated amounts for the Fund’s current fiscal year and include organizational expenses (relating to the organization of a new series of the Trust).
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding Trustees’, interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 2.23% for Institutional Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$234	$1,456	$2,653	$5,542

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s predecessor, the Nicholas-Applegate U.S. Ultra Micro Cap Fund, had a portfolio turnover rate from April 1, 2009 through November 30, 2009 of 87% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than the weighted average of the Russell Microcap Growth Index ($295 million as of December 31, 2009). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than

22	Allianz Multi-Strategy Funds

Allianz NACM Ultra Micro Cap Fund (continued)

their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest 04/01/2009–06/30/2009	34.08%

	Lowest 01/01/2009–03/31/2009	-10.53%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	Fund Inception (1/28/08)
Institutional Class — Before Taxes	52.63%	-0.73%
Institutional Class — After Taxes on Distributions	52.63%	-0.73%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	34.21%	-0.62%
Russell Microcap Growth Index	39.18%	-6.48%
Lipper Small-Cap Growth Funds Averages	36.36%	-6.62%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Prospectus	23

Allianz NACM Ultra Micro Cap Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Nicholas-Applegate Capital Management LLC

Portfolio Managers

K. Mathew Axline, CFA, Senior Vice President of Nicholas-Applegate, has managed the Fund since 2010.

John C. McCraw, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Ultra Micro Cap Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1995.

Robert S. Marren, Portfolio Manager, has managed the Fund and the Nicholas-Applegate U.S. Ultra Micro Cap Fund, the Fund’s predecessor, since such predecessor fund’s inception in 1995.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

24	Allianz Multi-Strategy Funds

Allianz NFJ Global Dividend Value Fund

Investment Objective	The Fund seeks long-term growth of capital and income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)	Total Annual Fund Operating Expenses After Expense Reductions(1)
Institutional	0.85%	None	4.21%	5.06%	(3.86)%	1.20%
Class P	0.85	None	4.31	5.16	(3.86)	1.30
Class D	0.85	0.25%	4.21	5.31	(3.81)	1.50

(1)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Institutional Class shares, 1.30% for Class P shares and 1.50% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$122	$1,172	$2,221	$4,837
Class P	132	1,201	2,266	4,914
Class D	153	1,248	2,337	5,030

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on June 26, 2009 through the end of its fiscal year on November 30, 2009 was 22% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in common stocks of U.S and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund normally invests between 40%-75% of its total assets in non-U.S. securities (directly or through depositary receipts), and allocates its investments across at least three different countries (including the U.S.). The Fund normally invests no more than 30% of its total assets in emerging market securities. The portfolio managers focus on securities of companies that they believe have low valuations and they use quantitative factors to screen the Fund’s initial selection universe. The portfolio managers classify this universe by industry (without regard to geographic concentration) in order to determine potential holdings representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in security price relative to changes in overall market prices). After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in real estate investment trusts (REITs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react

Prospectus	25

Allianz NFJ Global Dividend Value Fund (continued)

more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); REIT Risk (adverse changes in the real estate markets may affect the value of REIT investments); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser NFJ Investment Group LLC

Portfolio Managers

R. Burns McKinney, Principal of NFJ, has managed the Fund since its inception in 2009 and is the Lead Portfolio Manager.

Benno J. Fischer, Managing Director and founding partner of NFJ, has managed the Fund since its inception in 2009.

L. Baxter Hines, Vice President of NFJ, has managed the Fund since 2010.

Thomas W. Oliver, Principal of NFJ, has managed the Fund since its inception in 2009.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

26	Allianz Multi-Strategy Funds

Allianz RCM All Horizons Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)	Total Annual Fund Operating Expenses After Expense Reductions(1)
Institutional	0.95%	None	12.96%	13.91%	(12.61)%	1.30%
Class P	0.95	None	13.06	14.01	(12.61)	1.40
Class D	0.95	0.25%	16.70	17.90	(16.24)	1.66

(1)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.30% for Institutional Class shares, 1.40% for Class P shares and 1.66% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$132	$2,766	$4,951	$8,922
Class P	143	2,790	4,981	8,949
Class D	169	3,406	5,863	9,713

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2009 was 171% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available worldwide. The Fund may invest without limit in emerging market securities. The portfolio managers are not constrained by style factors and do not intend to pursue specific benchmark-constrained capital growth or income targets. The portfolio managers select from a broad universe of investments on a bottom-up basis, irrespective of market capitalization, geography, sector allocation or investment style. While the strategy may seek to add value through short-term holdings, the portfolio managers typically seek investments with longer time horizons for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The Fund typically does not reinvest proceeds from sales of securities until a suitable opportunity has been identified and the Fund may also hold a substantial portion of its assets in cash or cash equivalents for significant periods of time. The Fund typically does not utilize currency hedging with respect to equity or cash positions. In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk,

Prospectus	27

Allianz RCM All Horizons Fund (continued)

Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest 04/01/2009–06/30/2009	19.82%

	Lowest 01/01/2009–03/31/2009	-10.66%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	Fund Inception (7/15/08)
Institutional Class — Before Taxes	25.82%	-11.45%
Institutional Class — After Taxes on Distributions	25.44%	-11.71%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	16.78%	-9.85%
Class P	25.76%	-11.51%
Class D	25.40%	-11.78%
MSCI World Index	29.99%	-6.10%
Lipper Global Large Cap Growth Funds Average	33.75%	-9.38%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

28	Allianz Multi-Strategy Funds

Allianz RCM All Horizons Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Advisers RCM Capital Management LLC, Allianz Global Investors Advisory GmbH (“AGIA”)

Portfolio Managers

Paul Schofield, Fund Manager within the Global Equity Team at AGIA and RCM (U.K.), has managed the Fund since 2008.

Lucy MacDonald, Chief Investment Officer of Global Equities, RCM (U.K.), has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	29

Allianz RCM China Equity Fund

Investment Objective:	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reduction(2)	Total Annual Fund Operating Expenses After Expense Reduction(2)
Institutional	1.10%	None	5.79%	6.89%	5.34%	1.55%
Class P	1.10	None	5.89	6.99	5.34	1.65
Administrative	1.10	0.25%	5.79	7.14	5.34	1.80
Class D	1.10	0.25%	5.79	7.14	5.24	1.90

(1)

Other Expenses, which are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2010, will include 2.20% in organizational expenses estimated to be attributable to each class.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through June 30, 2011 to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.55% for Institutional Class shares, 1.65% for Class P shares, 1.80% for Administrative Class shares and 1.90% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts until November 30, 2014, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years
Institutional	$158	$1,131
Class P	168	1,160
Administrative	183	1,203
Class D	193	1,212

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies.	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio managers consider “Chinese companies” as those companies that (i) are incorporated in mainland China, (ii) derive at least 50% of their revenues or profits from business activities in mainland China, or (iii) maintain at least 50% of their assets in mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”), though the Fund may invest in Chinese companies listed on exchanges in other countries, such as Singapore or the United States. Under normal circumstances, no more than 20% of the Fund’s assets will be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, mainland China’s currency) or B-shares (which are denominated in the United States dollar or the Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization and may invest without limit in emerging market securities. The portfolio managers use a disciplined, bottom-up security selection methodology in an attempt to enhance returns for the portfolio and seek to identify investment opportunities based on fundamental analysis. The portfolio managers focus on growth securities that they believe are trading at reasonable valuations, securities with positive transformations (e.g., re-ratings, or earning surprises) and securities that they believe have turn-around potential. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

30	Allianz Multi-Strategy Funds

Allianz RCM China Equity Fund (continued)

Principal Risks.	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility; for example, because the Fund focuses its investments in Chinese companies, it is particularly affected by events or factors relating to China (Focused Investment Risk, China-Related Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk ). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information.	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund:	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Advisers RCM Capital Management LLC, RCM Asia Pacific Limited

Portfolio Managers

Christina Chung, CFA, Senior Portfolio Manager and lead manager of China/Hong Kong equity mandates at RCM Asia Pacific Limited, has managed the Fund since its inception in 2010.

Richard Wu, Portfolio Manager at RCM Asia Pacific Limited for Chinese equity mandates, has managed the Fund since its inception in 2010.

Purchase and Sale of Fund Shares:	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information:	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries:	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	31

Allianz RCM Disciplined Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)	Total Annual Fund Operating Expenses After Expense Reductions(1)
Institutional	0.70%	None	2.93%	3.63%	(2.65)%	0.98%
Class P	0.70	None	3.03	3.73	(2.65)	1.08
Class D	0.70	0.25%	3.03	3.98	(2.64)	1.34

(1)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.98% for Institutional Class shares, 1.08% for Class P shares and 1.34% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$100	$866	$1,652	$3,715
Class P	110	895	1,700	3,805
Class D	136	970	1,821	4,024

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2009 was 34% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund invests primarily in U.S. companies with market capitalizations of at least $1.5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies organized or headquartered in any one non-U.S. country or 10% in emerging market securities). The portfolio manager ordinarily looks for several of the following characteristics: strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Non-U.S. Investment Risk , Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are

32	Allianz Multi-Strategy Funds

Allianz RCM Disciplined Equity Fund (continued)

subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 04/01/2009–06/30/2009	19.60%

	Lowest 01/01/2009–03/31/2009	-4.40%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	Fund Inception (7/15/08)
Institutional Class — Before Taxes	42.27%	1.05%
Institutional Class — After Taxes on Distributions	40.48%	-0.37%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	27.49%	0.04%
Class P	42.24%	1.00%
Class D	41.79%	0.68%
S&P 500 Index	26.46%	-3.30%
Lipper Large-Cap Core Funds Average	27.24%	-6.19%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser RCM Capital Management LLC

Portfolio Manager

Seung H. Minn, CFA, Senior Portfolio Manager and Chief Investment Officer, Disciplined Equity Group, has managed the Fund since 2008.

Prospectus	33

Allianz RCM Disciplined Equity Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

34	Allianz Multi-Strategy Funds

Allianz RCM Global EcoTrendsSM Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)	Total Annual Fund Operating Expenses After Expense Reductions(1)
Institutional	1.00%	None	0.69%	1.69%	(0.22)%	1.47%
Class P	1.00	None	0.79	1.79	(0.22)	1.57
Class D	1.00	0.25%	0.89	2.14	(0.34)	1.80

(1)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager, beginning as of April 1, 2010, to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.47% for Institutional Class shares, 1.57% for Class P shares and 1.80% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$150	$511	$ 897	$1,979
Class P	160	542	949	2,087
Class D	183	637	1,118	2,446

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2009 was 39% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors (together, the “Eco-Sectors”). The Fund considers (i) the “EcoEnergy” sector to include products, technologies and services connected to the efficient use of energy or to the provision or manufacture of alternative forms of energy; (ii) the “Pollution Control” sector to include products, technologies and services that could contribute to the improvement or control of environmental quality, as well as those that are connected to the disposal, recycling, storage, avoidance or use of waste; and (iii) the “Clean Water” sector to include products, technologies and services connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, storage, distribution, filling and filtering of water; water control; water surveys; and the improvement of water quality. The Fund may invest in companies of all sizes, but may invest substantially in companies with smaller market capitalizations, including newly-founded and early-stage companies. Normally, the Fund invests at least 40% of its total assets in non-U.S. securities and allocates its investments across at least eight different countries (including the U.S.). The Fund may invest up to 50% of its total assets in emerging market securities. The portfolio managers apply a disciplined, bottom-up, fundamental methodology utilizing a global infrastructure of investment affiliates and resources. The portfolio managers develop forecasts of economic growth, inflation and interest rates, and may consider political outlook, anticipated currency environment and legislation drivers, to help identify regions and individual countries likely to offer the best investment opportunities. The portfolio managers may concentrate on securities they consider to be undervalued (value securities), securities they consider to have unrecognized growth potential (growth securities), or a blend of both. Investments are not restricted to companies with a record of dividend payments, and the Fund often has substantial exposure to companies that pay relatively small or no regular dividends. The portfolio managers base their security selection on the relative investment merits of each company and industry in the Fund’s investment universe and do not seek to replicate any index or other benchmark. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of

Prospectus	35

Allianz RCM Global EcoTrendsSM Fund (continued)

issuers, which may increase risk. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility; for example, because the Fund focuses its investments in the Eco-Sectors, it is particularly affected by events or factors relating to these sectors (Focused Investment Risk, Eco-Sectors Related Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

36	Allianz Multi-Strategy Funds

Allianz RCM Global EcoTrendsSM Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest 04/01/2009–06/30/2009	25.34%

	Lowest 10/01/2008–12/31/2008	-30.39%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	Fund Inception (1/31/07)
Institutional Class — Before Taxes	19.98%	-3.58%
Institutional Class — After Taxes on Distributions	19.98%	-3.70%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	12.99%	-3.07%
Class P	19.86%	-3.66%
Class D	19.52%	-3.89%
FTSE ET50 Index	29.34%	-0.81%
Lipper Global Multi-Cap Growth Funds Average	44.44%	-2.99%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Advisers RCM Capital Management LLC, Allianz Global Investors Advisory GmbH (“AGIA”)

Portfolio Managers

Bozena Jankowska, Vice President and Head of Sustainability Research at AGIA and RCM (U.K.), has managed the Fund and its predecessor, a closed-end interval fund of the same name, since such predecessor fund’s inception in 2007 and is the Lead Portfolio Manager.

Andreas Fruschki, Research Analyst—Sustainability Research, and Lead Water Strategy Portfolio Manager at AGIA and RCM (Frankfurt), has managed the Fund since 2009.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	37

Allianz RCM Global EcoTrendsSM Fund (continued)

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

38	Allianz Multi-Strategy Funds

Allianz RCM Global Water Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)	Total Annual Fund Operating Expenses After Expense Reductions(1)
Institutional	0.95%	None	0.73%	1.68%	(0.24)%	1.44%
Class P	0.95	None	0.83	1.78	(0.24)	1.54
Class D	0.95	0.25%	1.20	2.40	(0.60)	1.80

(1)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager, beginning as of April 1, 2010, to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.44% for Institutional Class shares, 1.54% for Class P shares and 1.80% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$147	$506	$ 890	$1,967
Class P	157	537	942	2,075
Class D	183	691	1,226	2,691

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2009 was 47% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. The portfolio managers consider “water-related activities” as those that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. Normally, the Fund invests at least 40% of its total assets in non-U.S. securities and allocates its investments across at least eight different countries (including the U.S.), and may invest in emerging market securities. The portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation, and ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio managers may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of

Prospectus	39

Allianz RCM Global Water Fund (continued)

issuers, which may increase risk. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility; for example, because the Fund focuses its investments in water-related companies, it is particularly affected by events or factors relating to this sector (Focused Investment Risk, Water-Related Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 04/01/2009–06/30/2009	25.18%

	Lowest 01/01/2009–03/31/2009	-12.85%
Calendar Year End (through 12/31)

40	Allianz Multi-Strategy Funds

Allianz RCM Global Water Fund (continued)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	Fund Inception (3/31/08)
Institutional Class — Before Taxes	27.30%	-9.11%
Institutional Class — After Taxes on Distributions	27.24%	-9.85%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	17.74%	-8.16%
Class P	27.06%	-9.21%
Class D	26.92%	-9.42%
S&P Global Water Index	32.67%	-6.77%
Lipper Global Natural Resources Funds Average	46.37%	-13.59%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Advisers RCM Capital Management LLC, Allianz Global Investors Advisory GmbH (“AGIA”)

Portfolio Managers

Andreas Fruschki, Research Analyst—Sustainability Research, and Lead Water Strategy Portfolio Manager at AGIA and RCM (Frankfurt), has managed the Fund since its inception in 2008 and is the Lead Portfolio Manager.

Bozena Jankowska, Vice President and Head of Sustainability Research at AGIA and RCM (U.K.) and has managed the Fund since its inception in 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	41

Allianz RCM International Opportunities Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)	Total Annual Fund Operating Expenses After Expense Reductions(1)
Institutional	0.85%	None	3.71%	4.56%	(3.36)%	1.20%
Class P	0.85	None	3.81	4.66	(3.36)	1.30
Class D	0.85	0.25%	9.04	10.14	(8.58)	1.56

(1)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Institutional Class shares, 1.30% for Class P shares and 1.56% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$122	$1,073	$2,032	$4,468
Class P	132	1,102	2,079	4,549
Class D	159	2,150	3,942	7,675

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2009 was 35% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available internationally. The Fund primarily invests in companies with market capitalizations in excess of $2 billion, but may invest in companies of any capitalization. Fund holdings normally consist primarily of securities of companies organized or headquartered outside of the U.S., and the Fund normally has exposure to at least five countries outside of the U.S. The Fund may invest up to 25% of its assets in emerging market securities. The portfolio managers select from a broad universe of investments on a bottom-up, company-specific basis and ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management, factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S.

42	Allianz Multi-Strategy Funds

Allianz RCM International Opportunities Fund (continued)

securities values may also fluctuate with currency exchange rates (Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest 04/01/2009–06/30/2009	20.21%

	Lowest 01/01/2009–03/31/2009	-12.05%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	Fund Inception (7/15/08)
Institutional Class — Before Taxes	30.26%	-10.06%
Institutional Class — After Taxes on Distributions	29.96%	-10.35%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	19.66%	-8.70%
Class P	30.22%	-10.11%
Class D	29.91%	-10.35%
MSCI EAFE Index	31.78%	-7.67%
Lipper International Large Cap Core Funds Average	29.62%	-10.37%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Prospectus	43

Allianz RCM International Opportunities Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Advisers RCM Capital Management LLC, Allianz Global Investors Advisory GmbH (“AGIA”)

Portfolio Managers

Matthew Bowyer, CFA, Director of the Global Equity Fund Management Team, RCM (U.K.), has managed the Fund since 2008.

Lucy MacDonald, Chief Investment Officer of Global Equities, RCM (U.K.), has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

44	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2015 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2015 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)(2)	Total Annual Fund Operating Expenses After Expense Reductions
Institutional	0.80%	None	4.38%	0.56%	5.74%	(4.98)%	0.76%
Class P	0.80	None	4.48	0.56	5.84	(4.98)	0.86
Administrative	0.80	0.25%	4.38	0.56	5.99	(4.98)	1.01
Class D	0.80	0.25	6.55	0.56	8.16	(7.10)	1.06

(1)

The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.65% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(2)

The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.20%, 0.30%, 0.45%, and 0.50% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.   The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$78	$1,265	$2,436	$5,287
Class P	88	1,294	2,480	5,359
Administrative	103	1,337	2,546	5,465
Class D	108	1,751	3,292	6,738

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 21% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy, modifying asset allocations over time as illustrated in the chart below with the intent of progressively reducing anticipated risk and volatility as the target date of 2015 approaches, and becoming increasingly conservative over time. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the Allianz Global Investors Solutions Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target

Prospectus	45

Allianz Global Investors Solutions 2015 Fund (continued)

date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Retirement Income Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund near, at, or after the Fund’s target date. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations

46	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2015 Fund (continued)

in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 07/01/2009–09/30/2009	9.06%

	Lowest 01/01/2009–03/31/2009	-0.27%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	Fund Inception (12/17/08)
Institutional Class — Before Taxes	22.50%	22.77%
Institutional Class — After Taxes on Distributions	20.60%	20.88%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	14.63%	18.28%
Class P	22.40%	22.67%
Administrative Class	22.25%	22.52%
Class D	22.14%	22.41%
Dow Jones Real Return 2015 Index	17.68%	17.84%
Lipper Mixed-Asset Target 2015 Funds Average	23.68%	23.68%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers

Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an

Prospectus	47

Allianz Global Investors Solutions 2015 Fund (continued)

authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P shares and Administrative Class, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

48	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2020 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2020 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)(2)	Total Annual Fund Operating Expenses After Expense Reductions
Institutional	0.80%	None	4.36%	0.60%	5.76%	(4.93)%	0.83%
Class P	0.80	None	4.46	0.60	5.86	(4.93)	0.93
Administrative	0.80	0.25%	4.36	0.60	6.01	(4.93)	1.08
Class D	0.80	0.25	8.00	0.60	9.65	(8.52)	1.13

(1)

The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.65% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(2)

The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.23%, 0.33%, 0.48%, and 0.53% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.   The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$85	$1,276	$2,449	$5,304
Class P	95	1,304	2,493	5,376
Administrative	110	1,347	2,558	5,482
Class D	115	2,028	3,767	7,454

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 25% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy, modifying asset allocations over time as illustrated in the chart below with the intent of progressively reducing anticipated risk and volatility as the target date of 2020 approaches, and becoming increasingly conservative over time. Upon reaching this target date, the

Prospectus	49

Allianz Global Investors Solutions 2020 Fund (continued)

Fund’s objective and strategy will change to closely resemble that of the Allianz Global Investors Solutions Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Retirement Income Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund near, at, or after the Fund’s target date. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances

50	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2020 Fund (continued)

leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest 07/01/2009–09/30/2009	10.09%

	Lowest 01/01/2009–03/31/2009	-1.13%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	Fund Inception (12/17/08)
Institutional Class — Before Taxes	24.05%	24.39%
Institutional Class — After Taxes on Distributions	22.02%	22.37%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	15.63%	19.58%
Class P	23.87%	24.22%
Administrative Class	23.72%	24.07%
Class D	23.59%	23.94%
Dow Jones Real Return 2020 Index	19.01%	19.51%
Lipper Mixed-Asset Target 2020 Funds Average	24.52%	24.52%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers

Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions

Prospectus	51

Allianz Global Investors Solutions 2020 Fund (continued)

about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P shares and Administrative Class, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

52	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2030 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2030 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)(2)	Total Annual Fund Operating Expenses After Expense Reductions
Institutional	0.85%	None	4.18%	0.77%	5.80%	(4.70)%	1.10%
Class P	0.85	None	4.28	0.77	5.90	(4.70)	1.20
Administrative	0.85	0.25%	4.18	0.77	6.05	(4.70)	1.35
Class D	0.85	0.25	6.64	0.77	8.51	(7.11)	1.40

(1)

The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(2)

The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.33%, 0.43%, 0.58%, and 0.63% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.   The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$112	$1,308	$2,484	$5,344
Class P	122	1,336	2,528	5,416
Administrative	137	1,378	2,594	5,521
Class D	143	1,844	3,429	6,929

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 11% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy, modifying asset allocations over time as illustrated in the chart below with the intent of progressively reducing anticipated risk and volatility as the target date of 2030 approaches, and becoming increasingly conservative over time. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the Allianz Global Investors Solutions

Prospectus	53

Allianz Global Investors Solutions 2030 Fund (continued)

Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Retirement Income Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund near, at, or after the Fund’s target date. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable

54	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2030 Fund (continued)

Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 04/01/2009–06/30/2009	14.44%

	Lowest 01/01/2009–03/31/2009	-3.84%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	Fund Inception (12/17/08)
Institutional Class — Before Taxes	30.59%	31.43%
Institutional Class — After Taxes on Distributions	29.02%	29.87%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	19.88%	25.83%
Class P	30.41%	31.26%
Administrative Class	30.25%	31.10%
Class D	30.08%	30.93%
Dow Jones Real Return 2030 Index	23.90%	25.58%
Lipper Mixed-Asset Target 2030 Funds Average	28.93%	28.93%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers

Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares

Prospectus	55

Allianz Global Investors Solutions 2030 Fund (continued)

are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P shares and Administrative Class, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

56	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2040 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2040 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)(2)	Total Annual Fund Operating Expenses After Expense Reductions
Institutional	0.85%	None	4.22%	0.88%	5.95%	(4.81)%	1.14%
Class P	0.85	None	4.32	0.88	6.05	(4.81)	1.24
Administrative	0.85	0.25%	4.22	0.88	6.20	(4.81)	1.39
Class D	0.85	0.25	8.07	0.88	10.05	(8.61)	1.44

(1)

The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(2)

The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.26%, 0.36%, 0.51%, and 0.56% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.   The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$116	$1,340	$2,541	$5,446
Class P	126	1,369	2,585	5,516
Administrative	142	1,411	2,650	5,620
Class D	147	2,124	3,907	7,634

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 13% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy, modifying asset allocations over time as illustrated in the chart below with the intent of progressively reducing anticipated risk and volatility as the target date of 2040 approaches, and becoming increasingly conservative over time. Upon reaching this target date, the

Prospectus	57

Allianz Global Investors Solutions 2040 Fund (continued)

Fund’s objective and strategy will change to closely resemble that of the Allianz Global Investors Solutions Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Retirement Income Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund near, at, or after the Fund’s target date. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances

58	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2040 Fund (continued)

leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest 04/01/2009–06/30/2009	18.99%

	Lowest 01/01/2009–03/31/2009	-7.32%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	Fund Inception (12/17/08)
Institutional Class — Before Taxes	35.97%	37.28%
Institutional Class — After Taxes on Distributions	34.48%	35.78%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	23.39%	30.83%
Class P	35.86%	37.17%
Administrative Class	35.64%	36.95%
Class D	35.43%	36.73%
Dow Jones Real Return 2040 Index	28.96%	31.89%
Lipper Mixed-Asset Target 2040 Funds Average	30.85%	30.85%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers

Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions

Prospectus	59

Allianz Global Investors Solutions 2040 Fund (continued)

about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P shares and Administrative Class, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

60	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2050 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2050 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)(2)	Total Annual Fund Operating Expenses After Expense Reductions
Institutional	0.85%	None	4.89%	0.90%	6.64%	(5.48)%	1.16%
Class P	0.85	None	4.99	0.90	6.74	(5.48)	1.26
Administrative	0.85	0.25%	4.89	0.90	6.89	(5.48)	1.41
Class D	0.85	0.25	9.28	0.90	11.28	(9.82)	1.46

(1)

The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(2)

The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.26%, 0.36%, 0.51%, and 0.56% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.   The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$118	$1,475	$2,787	$5,884
Class P	128	1,503	2,829	5,949
Administrative	144	1,544	2,892	6,046
Class D	149	2,340	4,265	8,114

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 11% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy, modifying asset allocations over time as illustrated in the chart below with the intent of progressively reducing anticipated risk and volatility as the target date of 2050 approaches, and becoming increasingly conservative over time. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the Allianz Global Investors Solutions

Prospectus	61

Allianz Global Investors Solutions 2050 Fund (continued)

Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Retirement Income Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Principal Risks

The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund near, at, or after the Fund’s target date. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by

62	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2050 Fund (continued)

investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 04/01/2009–06/30/2009	18.98%

	Lowest 01/01/2009–03/31/2009	-7.25%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	Fund Inception (12/17/08)
Institutional Class — Before Taxes	36.19%	37.49%
Institutional Class — After Taxes on Distributions	34.66%	35.96%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	23.53%	31.00%
Class P	36.08%	37.38%
Administrative Class	35.86%	37.16%
Class D	35.69%	36.99%
Dow Jones Real Return 40+ Index	31.26%	34.69%
Lipper Mixed-Asset Target 2050+ Funds Average	32.18%	32.18%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers

Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares

Prospectus	63

Allianz Global Investors Solutions 2050 Fund (continued)

are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P shares and Administrative Class, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

64	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Retirement Income Fund

Investment Objective	The Fund seeks current income and, secondarily, capital appreciation. The Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)(2)	Total Annual Fund Operating Expenses After Expense Reductions
Institutional	0.75%	None	3.94%	0.54%	5.23%	(4.47)%	0.76%
Class P	0.75	None	4.04	0.54	5.33	(4.47)	0.86
Administrative	0.75	0.25%	3.94	0.54	5.48	(4.47)	1.01
Class D	0.75	0.25	6.54	0.54	8.08	(7.02)	1.06

(1)

The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.60% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(2)

The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.22%, 0.32%, 0.47%, and 0.52% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.   The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$ 78	$1,165	$2,248	$4,934
Class P	88	1,194	2,293	5,010
Administrative	103	1,237	2,361	5,122
Class D	108	1,736	3,266	6,696

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 29, 2008 through the end of its fiscal year on November 30, 2009 was 26% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Fund’s assets in return-generating assets and 75% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two

Prospectus	65

Allianz Global Investors Solutions Retirement Income Fund (continued)

categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 15% to 35% for return-generating assets and 65% to 85% for defensive assets. More information about the Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). There is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in the Fund. Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

66	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Retirement Income Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest 07/01/2009–09/30/2009	8.57%

	Lowest 01/01/2009–03/31/2009	0.96%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	Fund Inception (12/17/08)
Institutional Class — Before Taxes	21.76%	21.87%
Institutional Class — After Taxes on Distributions	19.38%	19.50%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	14.07%	17.18%
Class P	21.61%	21.73%
Administrative Class	21.43%	21.54%
Class D	21.29%	21.41%
Dow Jones Real Return Today Index	17.00%	16.92%
Lipper Mixed-Asset Target Allocation Conservative Funds Average	20.02%	20.02%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers

Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2008.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P shares and Administrative Class, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	67

Allianz Global Investors Solutions Retirement Income Fund (continued)

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

68	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Growth Allocation Fund

Investment Objective	The Fund seeks after-inflation capital appreciation and, secondarily, current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)(2)	Total Annual Fund Operating Expenses After Expense Reductions
Institutional	0.85%	None	4.05%	0.90%	5.80%	(4.66)%	1.14%
Class P	0.85	None	4.15	0.90	5.90	(4.66)	1.24
Administrative	0.85	0.25%	4.05	0.90	6.05	(4.66)	1.39
Class D	0.85	0.25	4.05	0.90	6.05	(4.61)	1.44

(1)

The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(2)

The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.24%, 0.34%, 0.49%, and 0.54% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.   The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$116	$1,311	$2,487	$5,346
Class P	126	1,340	2,531	5,418
Administrative	142	1,382	2,597	5,523
Class D	147	1,387	2,601	5,526

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on April 27, 2009 through the end of its fiscal year on November 30, 2009 was 6% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 100% of the Fund’s assets in return-generating assets and 0% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories.

Prospectus	69

Allianz Global Investors Solutions Growth Allocation Fund (continued)

The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 70% to 100% for return-generating assets and 0% to 30% for defensive assets. More information about the Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers

Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since its inception in 2009.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since its inception in 2009.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions

70	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Growth Allocation Fund (continued)

about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P shares and Administrative Class, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	71

Allianz Global Investors Solutions Core Allocation Fund

Investment Objective	The Fund seeks after-inflation capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)(2)	Total Annual Fund Operating Expenses After Expense Reductions
Institutional	0.85%	None	0.23%	0.76%	1.84%	(0.82)%	1.02%
Class P	0.85	None	0.33	0.76	1.94	(0.82)	1.12
Administrative	0.85	0.25	0.23	0.76	2.09	(0.82)	1.27
Class D	0.85	0.25	0.25	0.76	2.11	(0.79)	1.32

(1)

The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011.

(2)

The Manager has contractually agreed, until March 31, 2011, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, including payment of organizational expenses and Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.02%, 1.12%, 1.27%, and 1.32% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. For purposes of applying the expense limitation, Acquired Fund Fees and Expenses will be re-estimated on a quarterly basis and factored in at those times to the ongoing waiver and reimbursement arrangement to the extent they differ from those stated in the table. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$104	$499	$919	$2,091
Class P	114	530	971	2,198
Administrative	129	576	1,048	2,356
Class D	134	585	1,061	2,379

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception as a series of the Trust on July 1, 2009 through the end of its fiscal year on November 30, 2009 was 11% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds sponsored by Allianz and PIMCO (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. The Fund may also invest in exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 65% of the Fund’s assets in return-generating assets and 35% in defensive assets, though may cause the Fund to deviate

72	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Core Allocation Fund (continued)

from these allocations, for example, during periods of significant performance differential between the two categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 35% to 75% for return-generating assets and 25% to 65% for defensive assets. More information about the Fund and the Underlying Funds is available in the Fund’s statutory prospectus.

Principal Risks	The Fund’s net asset value, yield and total return will be affected by: the allocation determinations, investment decisions and techniques of the Fund’s management; factors, risks and performance specific to the Underlying Funds, Other Acquired Funds, issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers; and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Allocation Risk, Underlying Fund and Other Acquired Fund Risks, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Commodity Risk (commodity-linked derivative instruments may increase volatility); Convertible Securities Risk, Credit Risk, Fixed Income Risk, High Yield Risk, Interest Rate Risk (convertible and fixed income (debt) securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); Index Risk (investments in index-linked derivatives are subject to the risks associated with the applicable index); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Mortgage-Related and other Asset-Backed Risk (investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on); Non-U.S. Investment Risk, Emerging Markets Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less-liquid, less transparent and subject to less oversight, particularly in emerging markets, and non-U.S. securities values may also fluctuate with currency exchange rates); REIT and Real Estate-Linked Derivatives Risk (adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives); Short Selling Risk (short selling enhances leveraging risk, involves counterparty risk and may potentially involve the risk of unlimited loss); and Variable Distribution Risk (periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates). Please see “Summary of Principal Risks” in the Fund’s statutory prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes, a custom-blended index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s statutory

Prospectus	73

Allianz Global Investors Solutions Core Allocation Fund (continued)

prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit www.allianzfunds.com for more current performance information.

Calendar Year Total Returns — Institutional Class
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 04/01/2009–06/30/2009	14.89%

	Lowest 10/01/2008–12/31/2008	-12.46%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	5 Years	10 Years	Fund Inception (9/30/98)
Institutional Class — Before Taxes	28.35%	3.95%	4.34%	5.87%
Institutional Class — After Taxes on Distributions	26.06%	1.71%	2.37%	3.79%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	18.25%	2.16%	2.60%	3.87%
Class P	28.05%	3.63%	4.04%	5.55%
Administrative Class	27.94%	3.48%	3.89%	5.40%
Class D	27.86%	3.43%	3.84%	5.35%
MSCI AC World Index (“MSCI”)	34.63%	3.10%	0.42%	4.31%
Barclays U.S. Aggregate Bond Index (“Barclays”)	5.93%	4.97%	6.33%	5.56%
Blended Index (blended index of 60% MSCI and 40% Barclays)	23.03%	4.26%	3.13%	5.16%
Lipper Mixed-Asset Target Allocation Moderate Funds Average	23.35%	2.19%	2.57%	4.00%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors Solutions LLC (“AGIS”)

Portfolio Managers

Stephen Sexauer, Chief Investment Officer of AGIS, has managed the Fund since 2009.

Paul Pietranico, CFA, Portfolio Manager, has managed the Fund since 2009.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105), as further described in the Fund’s statutory prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P shares and Administrative Class, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

74	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Core Allocation Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	75

Principal Investments and Strategies of Each Fund

This section, together with the next section entitled “Summary of Principal Risks,” provides more detailed information regarding each Fund’s investment objective, principal investments and strategies and principal risks.

Descriptions of different Funds should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Funds are described as utilizing the same investment strategy, technique or instrument in their descriptions. Some Funds are subject to capitalization criteria and percentage investment limitations, as noted in their Fund Summaries above and in the descriptions below. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” for more information about these limitations.

It is possible to lose money on an investment in the Funds.    The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate.

76	Allianz Multi-Strategy Funds

Allianz NACM Convertible Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consisting of capital appreciation and current income Fund Category Convertible Securities	Fund Focus Convertible securities Approximate Number of Holdings 70-100	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in company fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The portfolio managers evaluate each security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. The portfolio managers seek to capture approximately 70-80% of the upside performance of the underlying equities with 50% or less of the downside exposure.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

•Market Risk •Issuer Risk •Convertible Securities Risk •Interest Rate Risk •Credit Risk	•Call Risk •Equity Securities Risk •High Yield Risk •Liquidity Risk •Derivatives Risk	•Focused Investment Risk •Leveraging Risk •Management Risk •Smaller Company Risk •Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	77

Allianz NACM Emerging Growth Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Smaller capitalization common stocks Approximate Number of Holdings 130-170	Approximate Primary Capitalization Range Same as Russell 2000 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities. The Fund may invest in companies of any size market capitalization, but expects to invest typically in companies with a market capitalization similar to the Russell 2000 Growth Index (between $20 million and $5.6 billion as of December 31, 2009). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

•Market Risk •Issuer Risk •Equity Securities Risk •Credit Risk	•Derivatives Risk •Focused Investment Risk •IPO Risk •Leveraging Risk	•Liquidity Risk •Management Risk •Smaller Company Risk •Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

78	Allianz Multi-Strategy Funds

Allianz NACM High Yield Bond Fund

Principal Investments and Strategies	Investment Objective Seeks a high level of current income and capital growth Fund Category Fixed Income Securities	Fund Focus Higher yielding fixed income securities Approximate Number of Holdings 80-120	Credit Quality Minimum 80% of assets below rated Ba/BB or below Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The portfolio managers look for the following in its high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in credit fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•Market Risk •Issuer Risk •Interest Rate Risk •High Yield Securities Risk	•Credit Risk •Liquidity Risk •Derivatives Risk •Focused Investment Risk	•Leveraging Risk •Management Risk •Smaller Company Risk •Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	79

Allianz NACM International Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Growth Stocks	Fund Focus Equity securities of non-U.S. companies Approximate Number of Holdings 50-100	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of companies located in countries outside of the United States with above-average earnings growth and positioned in what the portfolio managers consider strong growth areas. The Fund normally invests at least 75% of its assets in equity securities. The Fund intends to allocate its investments among a number of different countries, ordinarily in more than 10 countries outside of the United States, and will normally invest at least 80% of its assets in non-U.S. securities. The Fund will normally focus its investments in developed non-U.S. countries, but reserves the flexibility to invest in emerging market securities as well. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs). The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide, and allocate the Fund’s assets among countries that they expect to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes, or when a more attractive investment candidate is available. The portfolio managers expect a high portfolio turnover rate, which may be 100% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

•Market Risk •Issuer Risk •Equity Securities Risk •Non-U.S. Investment Risk •Emerging Markets Risk	•Credit Risk •Currency Risk •Derivatives Risk •Focused Investment Risk •IPO Risk	•Leveraging Risk •Liquidity Risk •Management Risk •Smaller Company Risk •Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

80	Allianz Multi-Strategy Funds

Allianz NACM International Growth Opportunities Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Growth Stocks	Fund Focus Equity securities of smaller non-U.S. companies Approximate Number of Holdings 50-100	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of companies with smaller market capitalizations and with above-average earnings growth that, in the opinion of the portfolio managers, are positioned in strong growth areas, offer sustainable advantages through positive issuer-specific developments and provide timely investment opportunities that are not yet fully reflected in market prices. The Fund normally invests at least 75% of its net assets in common stock. The Fund intends to allocate its investments among a number of different countries, ordinarily in more than 10 countries outside the United Stats, and will normally invest at least 80% of its assets in non-U.S. securities. The Fund will normally focus its non-U.S. investments in developed countries, but reserves the flexibility to invest in emerging market securities as well. The Fund currently considers companies with smaller market capitalizations to be those with market capitalizations below $5 billion, though the Fund may invest in companies of any size. The Fund may invest in initial public offerings (IPOs).

The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide, and allocate the Fund’s assets among countries that they expect to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers expect a high portfolio turnover rate, which may be 100% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•Market Risk •Issuer Risk •Equity Securities Risk •Non-U.S. Investment Risk •Emerging Markets Risk	•Smaller Company Risk •Credit Risk •Currency Risk •Derivatives Risk •Focused Investment Risk	•IPO Risk •Leveraging Risk •Liquidity Risk •Management Risk •Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	81

Allianz NACM Micro Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Micro-capitalization common stocks Approximate Number of Holdings 100-150	Approximate Primary Capitalization Range Same as Russell MicroCap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently considers micro-cap companies to be those with market capitalizations comparable to the companies included in the Russell Microcap Growth Index (between $10 million and $1.3 billion as of December 31, 2009). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

•Market Risk •Issuer Risk •Equity Securities Risk •Smaller Company Risk	•Credit Risk •Derivatives Risk •Focused Investment Risk •IPO Risk	•Leveraging Risk •Liquidity Risk •Management Risk •Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

82	Allianz Multi-Strategy Funds

Allianz NACM Small to Mid Cap Growth Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Small- to medium-capitalization common stocks Approximate Number of Holdings 100-150	Approximate Primary Capitalization Range Same as Russell 2500 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with small to medium market capitalizations. The Fund currently defines small to medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell 2500 Growth Index (between $20 million and $7.5 billion as of December 31, 2009). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

•Market Risk •Issuer Risk •Equity Securities Risk •Smaller Company Risk	•Credit Risk •Focused Investment Risk •IPO Risk	•Liquidity Risk •Management Risk •Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	83

Allianz NACM Ultra Micro Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Ultra micro-capitalization common stocks Approximate Number of Holdings 80-120	Approximate Primary Capitalization Range Less than weighted average of Russell MicroCap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than the weighted average of the Russell Micro Cap Growth Index ($295 million as of December 31, 2009). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

•Market Risk •Issuer Risk •Equity Securities Risk •Smaller Company Risk	•Credit Risk •Derivatives Risk •Focused Investment Risk •IPO Risk	•Leveraging Risk •Liquidity Risk •Management Risk •Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

84	Allianz Multi-Strategy Funds

Allianz NFJ Global Dividend Value

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Global Stocks	Fund Focus Income-producing common stocks of U.S. and non-U.S. companies with potential for capital Appreciation Approximate Number of Holdings 40-60	Approximate Primary Capitalization Range In excess of $1 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks of U.S and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities and at least 25% of its total assets in U.S. securities, and will allocate its investments among securities of issuers in at least three different countries (including the United States). The Fund will normally invest no more than 30% of its total assets in emerging market securities. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe of U.S. and non-U.S. companies. The portfolio managers classify the Fund’s selection universe by industry (without regard to geographic concentration) in order to determine potential holdings for the Fund representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in stock price relative to changes in overall market prices). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers may consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other, favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•Market Risk •Issuer Risk •Equity Securities Risk •Non-U.S. Investment Risk •Emerging Markets Risk	•Smaller Company Risk •Credit Risk •Currency Risk •Derivatives Risk •Focused Investment Risk	•Leveraging Risk •Liquidity Risk •Management Risk •REIT Risk •Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	85

Allianz RCM All Horizons Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of companies worldwide Approximate Number of Holdings 20-45	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available worldwide. The Fund’s portfolio managers are not constrained by geographic, capitalization or company limitations. The Fund may invest without limit in emerging market securities. The Fund may also invest in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers are not constrained by style factors and do not intend to pursue specific benchmark-constrained capital growth or income targets. The portfolio managers select investments on a bottom-up basis from a broad universe, irrespective of market capitalization, geography, sector allocation or investment style. While the strategy may seek to add value through short-term holdings, the portfolio managers typically seek investments with longer time horizons for capital appreciation. In analyzing specific companies for possible investment, the portfolio manager may consider as appropriate the economic and political environment for the region in which each company is located. Investments are not restricted to companies with a record of dividend payments.

The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes. The Fund will typically not reinvest proceeds from sales of securities until a suitable opportunity has been identified and the Fund may also hold a substantial portion of its assets in cash or cash equivalents for significant periods of time. The Fund typically does not utilize currency hedging with respect to equity or cash positions. Separate from its strategy of holding cash prior to reinvestment, the Fund may deviate from its principal strategies in response to unfavorable market and other conditions, by making temporary investments of most or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

In selecting investments, the portfolio managers may seek the input of the firm’s global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

While the Fund typically seeks long-term capital appreciation without relying on leverage or short selling, it may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

•Market Risk •Issuer Risk •Equity Securities Risk •Non-U.S. Investment Risk •Emerging Markets Risk	•Credit Risk •Currency Risk •Derivatives Risk •Focused Investment Risk •IPO Risk	•Leveraging Risk •Liquidity Risk •Management Risk •Smaller Company Risk •Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

86	Allianz Multi-Strategy Funds

Allianz RCM China Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of Chinese companies Approximate Number of Holdings 30-50	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio managers consider “Chinese companies” as those companies that (i) are incorporated in Mainland China, (ii) derive at least 50% of their revenue or profits from business activities in Mainland China, or (iii) maintain at least 50% of their assets in Mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in Mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”). Under normal circumstances, no more than 20% of the Fund’s assets will ordinarily be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, Mainland China’s currency) or B-shares (which are denominated in the United States dollar and Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization, including small- and medium-capitalization companies. The Fund may also invest its assets in securities issued in initial public offerings (IPOs).

In selecting investments for the Fund, the portfolio managers use a disciplined, bottom-up security selection methodology in an attempt to enhance returns for the portfolio. The objective is to identify investment opportunities among large, medium and small capitalization companies that have attractive risk-return profiles based on fundamental analysis and, when necessary, supported by GrassrootsSM Research, as described below. The portfolio managers focus on growth securities that they believe are trading at reasonable valuations, securities with positive transformations (e.g., re-ratings, or earning surprises) and securities that they believe have turn-around potential. Other characteristics that may be considered during the security selection process include an issuer’s: growing consumer affluence and brand-building; growing cross-straits ties between the People’s Republic of China and Taiwan; potential as beneficiary of Government fiscal stimuli; and rising potential as an industry leader with international competitiveness. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

•Market Risk •Issuer Risk •Equity Securities Risk •China-Related Risk •Non-U.S. Investment Risk •Focused Investment Risk	•Emerging Markets Risk •Credit Risk •Currency Risk •Derivatives Risk •IPO Risk	•Leveraging Risk •Liquidity Risk •Management Risk •Smaller Company Risk •Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	87

Allianz RCM Disciplined Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Equity securities of U.S. companies Approximate Number of Holdings 40-80	Approximate Primary Capitalization Range Greater than $1.5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund will invest primarily in U.S. companies with market capitalizations of at least $1.5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies organized or headquartered in any one non-U.S. country or 10% in emerging market securities). The Fund may invest in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as he deems appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

•Market Risk •Issuer Risk •Equity Securities Risk •Credit Risk •Currency Risk	•Derivatives Risk •Emerging Markets Risk •Focused Investment Risk •IPO Risk •Leveraging Risk	•Liquidity Risk •Management Risk •Non-U.S. Investment Risk •Smaller Company Risk •Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

88	Allianz Multi-Strategy Funds

Allianz RCM Global EcoTrendsSM Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of companies worldwide with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors Approximate Number of Holdings 50-80	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors as described below (together, the “Eco-Sectors”). The Fund considers (i) the “EcoEnergy” sector to include products, technologies and services directly or indirectly connected to the efficient use of energy or to the provision or manufacture of alternative, especially regenerative, forms of energy; (ii) the “Pollution Control” sector to include products, technologies and services that could directly or indirectly contribute to the improvement or control of environmental quality, as well as those that are directly or indirectly connected to the disposal, recycling, storage, avoidance or use of all types of waste or waste products; and (iii) the “Clean Water” sector to include products, technologies and services directly or indirectly connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, storage, distribution, filling and filtering of water; water control; water surveys; and the improvement of water quality. See “Summary of Principal Risks—Eco-Sectors Related Risks.”

The Fund may invest in companies of all sizes, but may invest a substantial portion of its assets in securities of companies with market capitalizations that are small compared to other publicly traded companies, including newly-founded and early-stage companies, and may purchase securities in initial public offerings (IPOs). Under normal circumstances, the Fund invests at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers in at least eight different countries (including the United States). See “Characteristics and Risks of Securities and Investment Techniques—Non-U.S. Securities.” The Fund may invest up to 50% of its total assets in issuers that are organized or headquartered in developing or “emerging market” countries.

In selecting investments for the Fund, the portfolio managers apply a disciplined, bottom-up methodology utilizing a seamless global infrastructure of investment resources. The portfolio managers develop forecasts of economic growth, inflation and interest rates that they use to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio managers may also consider the political outlook, anticipated currency environment and legislative drivers for the country and the region in which a potential investment is located. Depending on market conditions, the portfolio managers may concentrate on securities they consider to be undervalued relative to the sector (value stocks), or securities they consider to have growth potential not sufficiently taken into account in their current prices (growth stocks), or a blend of both. Investments are not restricted to companies with a record of dividend payments, and the Fund often has substantial exposure to companies that pay relatively small or no regular dividends.

The portfolio managers perform a fundamental analysis of a broad universe of potential investments, drawing on a variety of analytical sources that include the management team members’ own research and that of the Sub-Adviser’s Sustainability Research Team, GrassrootsSM Research network (described below), and views of economists and published sector analyses. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services; and a steady stream of new products and services. The portfolio managers base their security selection on the relative investment merits of each company and industry in the Fund’s investment universe and do not seek to replicate the sector or stock allocations or performance of any index or other benchmark. The portfolio managers determine to sell a security that the Fund holds when the company no longer displays a sufficient number of the positive characteristics noted above or if an alternative investment becomes more attractive.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing. GrassrootsSM Research also provides a “second look” at

Prospectus	89

Allianz RCM Global EcoTrendsSM Fund (continued)

potential investments, and checks marketplace assumptions about market demand for particular products and services. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•Market Risk •Issuer Risk •Equity Securities Risk •Eco-Sectors Related Risk •Focused Investment Risk •Non-U.S. Investment Risk	•Credit Risk •Currency Risk •Derivatives Risk •Emerging Markets Risk •IPO Risk •Leveraging Risk	•Liquidity Risk •Management Risk •Smaller Company Risk •Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

90	Allianz Multi-Strategy Funds

Allianz RCM Global Water Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of water-related companies worldwide Approximate Number of Holdings 25-50	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. For purposes of the 80% test, the portfolio managers consider a company to be “substantially engaged” in water-related activities if it derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, such activities. The portfolio managers consider “water-related activities” as those commercial activities that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. See “Summary of Principal Risks—Water-Related Risk” in this Prospectus. The Fund’s portfolio managers are not constrained by capitalization limitations. The Fund invests, under normal circumstances, at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers in at least eight different countries (including the United States). The Fund may invest in emerging market securities. The Fund may also purchase securities in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation. In selecting investments for the Fund, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio managers may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

Prospectus	91

Allianz RCM Global Water Fund (continued)

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•Market Risk •Issuer Risk •Equity Securities Risk •Water-Related Risk •Focused Investment Risk •Non-U.S. Investment Risk	•Credit Risk •Currency Risk •Derivatives Risk •Emerging Markets Risk •IPO Risk •Leveraging Risk	•Liquidity Risk •Management Risk •Smaller Company Risk •Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

92	Allianz Multi-Strategy Funds

Allianz RCM International Opportunities Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of non-U.S. companies Approximate Number of Holdings 40-80	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available internationally. The Fund primarily invests in companies with market capitalizations in excess of $2 billion, but may invest in companies of any capitalization. Fund holdings normally consist primarily of securities of companies organized or headquartered outside of the United States, and the Fund normally has exposure to at least 5 countries outside of the U.S. The Fund may invest up to 25% of its assets in emerging market securities. The Fund may also invest in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up, company specific basis from within the broad universe of investments. The portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. The portfolio manager may also consider, as appropriate, the economic and political environment for the region in which the company is located.

In selecting investments, the portfolio managers may seek the input of the firm’s global research analysts located worldwide in offices in Frankfurt, London, Tokyo, Hong Kong and San Francisco. In addition to traditional research activities, the portfolio manager uses RCM’s GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. While the Fund may hedge its exposure to foreign currencies, the portfolio managers typically do not engage in active management of currency exposure. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

•Market Risk •Issuer Risk •Equity Securities Risk •Non-U.S. Investment Risk •Emerging Market Risk	•Credit Risk •Currency Risk •Derivatives Risk •Focused Investment Risk •IPO Risk	•Leveraging Risk •Liquidity Risk •Management Risk •Smaller Company Risk •Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	93

Overview of Allianz Global Investors Solutions Funds

The Allianz Global Investors Solutions Retirement Income Fund (the “Retirement Income Fund”), the Allianz Global Investors Solutions Core Allocation Fund (the “Core Allocation Fund”) and the Allianz Global Investors Solutions Growth Allocation Fund (the “Growth Allocation Fund”) are sometimes referred to collectively in this Prospectus as the “Target Risk Funds.” As described below, each of the Target Risk Funds targets an allocation of its investments between return-generating assets and defensive assets. The Retirement Income Fund generally maintains the most conservative target allocation; the Core Allocation Fund generally maintains a more even allocation between return-generating and defensive assets; and the Growth Allocation Fund generally maintains the largest allocation to return-generating assets. These target allocations are expected to remain relatively constant over time, though the Manager and the Sub-Adviser may make adjustments in response to market and other conditions.

The Allianz Global Investors Solutions 2015 Fund, the Allianz Global Investors Solutions 2020 Fund, the Allianz Global Investors Solutions 2030 Fund, the Allianz Global Investors Solutions 2040 Fund and the Allianz Global Investors Solutions 2050 Fund are sometimes referred to collectively in this Prospectus as the “Target Date Funds.” Together, the Target Date Funds and Target Risk Funds are referred to collectively in this Prospectus as the “Target Funds.” The asset allocation of each Target Date Fund is adjusted over time to meet the evolving needs of individual investors for after-inflation wealth accumulation and income as they approach and reach retirement. Allocation of investments to return-generating assets and defensive assets is actively managed toward a specific target retirement date, becoming increasingly conservative over time until the target date is reached and the Target Date Fund’s investment strategy closely resembles that of the Retirement Income Fund. It is intented that the target date will be, under normal circumstances, the approximate point in time at which the Target Date Fund reaches its most conservative target allocation.

The Target Funds invest primarily using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The Target Funds invest primarily in certain affiliated mutual funds, which are sponsored by Allianz and PIMCO, and which are called “Underlying Funds” in this Prospectus. The Target Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than Underlying Funds (together, “Other Acquired Funds”), and directly in other securities and instruments. Neither the Underlying Funds nor the Other Acquired Funds are offered in this Prospectus. Please see the “Underlying Funds” in this Prospectus for more information about the Underlying Funds. Other important characteristics of the Target Funds are described in the “Summary of the Funds” below, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.”

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Overview of Allianz Global Investors Solutions Funds (continued)

The table below lists the investment objectives and compares certain investment characteristics of the Target Funds. Under “Summary of the Funds” you will find a description of each Target Fund’s investment objective, principal investments and strategies, principal risks and asset allocation strategies and examples of return-generating and defensive assets. Under “Summary of Principal Risks” you will find a discussion of the principal risks of the Target Funds and the Underlying Funds.

Allianz Global Investors Solutions Fund	Investment Objective	Dividend Frequency	Allocation Strategy	Target	Range
Retirement Income Fund	Seeks current income and, secondarily, capital appreciation	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	25% 75%	15% to 35% 65% to 85%
Core Allocation Fund	Seeks after-inflation capital appreciation and current income	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	65% 35%	35% to 75% 25% to 65%
Growth Allocation Fund	Seeks primarily after-inflation capital appreciation and, secondarily, current income	At least annually	Return-Generating Asset Classes Defensive Asset Classes	100% 0%	70% to 100% 0% to 30%
2015 Fund 2020 Fund 2030 Fund 2040 Fund 2050 Fund	Seeks capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation	At least annually	Varies according to the number of years remaining to target date

Investors should choose whether to invest in a Target Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in return-generating securities will be higher than the total return of a portfolio that invests primarily in fixed income instruments. However, a return-generating portfolio is generally subject to higher levels of overall risk and price volatility than a defensive portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Retirement Income Fund might be suitable if you have a short-range time horizon, seek primarily current income, and have a generally low tolerance for risk and volatility. The Core Allocation Fund might be suitable if you have a medium-range time horizon, seek a balance of after-inflation capital appreciation and current income, and have a generally medium tolerance for risk and volatility. The Growth Allocation Fund might be suitable if you have a long-term time horizon, seek primarily after-inflation capital appreciation and modest income potential and have a generally high tolerance for risk and volatility. Each Target Fund might be suitable for an investor anticipating retirement, or otherwise planning to begin withdrawing portions of his or her investments, on or about the target date of the Target Fund, as asset allocations of the Target Fund are modified annually with the intent of progressively reducing anticipated risk and volatility as the target date approaches. Note that these assumptions may not be correct depending upon future market conditions, which may differ substantially from historical conditions and the Target Funds may not perform as intended or provide the anticipated balance of risk and returns.

Because each Target Fund utilizes a “fund of funds” structure, your cost of investing in a Target Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a Target Fund, you will indirectly bear fees and expenses charged by the Underlying Funds and Other Acquired Funds in which the Target Fund invests, in addition to directly bearing the Target Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

Prospectus	95

Overview of Allianz Global Investors Solutions Funds (continued)

While each Target Fund provides a relatively high level of diversification in comparison to most mutual funds, the Target Funds may not be suitable as a complete investment program. In addition, because multiple Underlying Funds may be managed by the same money manager or have similar investment strategies, each Target Fund’s relative diversification may be somewhat limited. Each Target Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. Each Target Fund may concentrate its investments in a particular Underlying Fund by investing more than 25% of its assets in that Underlying Fund. Moreover, the fact that a Target Fund, Underlying Fund or Other Acquired Fund may have had good performance in the past is no assurance that the value of the Target Fund’s investments will not decline in the future or appreciate at a slower rate.

Investment Objectives of the Funds	The Target Funds listed above are designed to meet the different needs of individual investors for after-inflation wealth accumulation and income.

Target Risk Funds. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its investment objective is to seek current income, and, secondarily, after-inflation capital appreciation. The Core Allocation Fund’s investment objective is to provide both after-inflation capital appreciation and current income. The Growth Allocation Fund’s investment objective is to provide primarily after-inflation capital appreciation and, secondarily, current income.

Target Date Funds. Each of the 2015 Fund, 2020 Fund, 2030 Fund, 2040 Fund and 2050 Fund follows an asset allocation strategy that is actively managed toward a specific target retirement date, during which time each Target Date Fund seeks after-inflation capital growth and preservation consistent with its asset allocation, becoming increasingly conservative over time. Each such Target Date Fund’s objective will change to seeking current income and, secondarily, after-inflation capital appreciation, upon reaching the target date in the Target Date Fund name, at which point its investment strategy will closely resemble that of the Retirement Income Fund. It is expected that each of these Target Date Funds will merge into the Retirement Income Fund within approximately 3 years after its target date, provided that the Target Date Fund’s Board of Trustees determines that such a transaction is in the best interest of shareholders.

Principal Investments and Strategies	The Target Funds seek to achieve their investment objectives by investing under normal circumstances primarily in Underlying Funds that are sponsored and managed by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and/or its affiliates. Potential Underlying Funds currently include all Allianz Funds, Allianz Multi-Strategy Funds, Nicholas-Applegate Institutional Funds, PIMCO Equity Series and PIMCO Funds, except those that principally employ a “fund-of-funds” strategy. Each Target Fund may invest without limit in Underlying Funds and may invest a significant percentage of its assets in a small number, or even one, of the Underlying Funds.

Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, high yield securities, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. bonds, core (e.g., investment grade) U.S. bonds and sovereign bonds. An Underlying Fund or Other Acquired Fund may invest in both return-generating and defensive asset classes. Over time, the characteristics of certain return-generating or defensive assets may change, so Allianz Global Investors Solutions LLC (“AGI Solutions” or the “Sub-Adviser”) will regularly evaluate whether asset classes should be considered return-generating or defensive.

The Target Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-traded funds (ETFs) and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Target Funds do not currently intend to invest more than 10% of their assets in Other Acquired Funds that are not advised by the Manager or its affiliates.

The Target Funds may also invest a significant portion of their assets directly or indirectly in securities and instruments other than Underlying Funds and Other Acquired Funds, subject to any limitations imposed by the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) or by other applicable law. Such investments may be used as a complement or adjustment to the Target Funds’ exposure to Underlying Funds and Other Acquired Funds, and therefore may from time to time be focused in a limited number of asset classes or investment types. The Target Funds’ investments in a combination of return-generating assets and defensive

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Overview of Allianz Global Investors Solutions Funds (continued)

assets may give them exposure to companies in a broad range of market capitalization ranges and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Target Funds may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. See “Characteristics and Risks of Securities and Investment Techniques” below.

In constructing a portfolio for each Target Fund consisting of Underlying Funds, as well as possibly Other Acquired Funds and/or direct investments, the Sub-Adviser normally seeks to maintain significant economic exposure to a number of different countries in addition to the United States.

In response to unfavorable market and other conditions, a Target Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income instruments, cash and cash equivalents. A Target Fund may not achieve its investment objective when it does so.

Asset Allocation Process	Allianz Global Fund Management serves as the investment manager to the Target Funds. Allianz Global Fund Management has retained as Sub-Adviser AGI Solutions, an affiliate of Allianz Global Fund Management, to provide a continuous investment program for the Target Funds and select and allocate the Funds’ investments among the Underlying Funds, Other Acquired Funds and/or other investments. AGI Solutions attempts to diversify the Target Funds’ assets broadly among the major asset classes and sub-classes represented by the Underlying Funds and Other Acquired Funds.

The Sub-Adviser constructs the target asset allocations and makes investment decisions for the Target Funds based on a combination of economic models, capital markets research and fundamental research including, in the case of Underlying Funds and Other Acquired Funds, detailed evaluation of the managers of such pooled vehicles. In making allocation decisions, the Sub-Adviser follows the three-step asset allocation process described below.

First Step. The first step is to divide the Target Funds’ portfolios into two basic categories: return-generating and defensive asset groups (each as described above). Compared to return-generating assets, defensive assets tend to have lower risk of loss with limited possibility for gain and provide more stable income, whereas return-generating assets tend to have higher long-term total return potential but are subject to higher volatility and risk of loss, compared to defensive assets.

Target Risk Funds. For each of the Target Risk Funds, the Sub-Adviser allocates investments between return-generating and defensive asset groups according to the targeted risk level of the Target Risk Fund. Under normal circumstances, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Retirement Income Fund’s assets in return-generating assets and 75% in defensive assets; 65% of the Core Allocation Fund’s assets in return-generating assets and 35% of the Fund’s assets in defensive assets; and 100% of the Growth Allocation Fund’s assets in return-generating assets and 0% of the Fund’s assets in defensive assets. The Sub-Adviser may cause a Target Risk Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. Each Target Risk Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 15% to 35% for return-generating assets and 65% to 85% for defensive assets for the Retirement Income Fund; 35% to 75% for return-generating assets and 25% to 65% for defensive assets for the Core Allocation Fund; and 70% to 100% for return-generating assets and 0% to 30% for defensive assets for the Growth Allocation Fund.

Target Date Funds. For each of the Target Date Funds, based on market research and assumptions of life expectancy, retirement age, savings rates and levels of consumption, the Sub-Adviser employs modeling and optimization tools to establish an allocation between defensive assets and return-generating assets that shifts over time as a target retirement date approaches. The basic premise of this shift over time is that investors have a greater need for accumulation of savings prior to retirement, which then shifts to a consumption of those savings during retirement. In evaluating potential investments under both categories of assets, the Sub-Adviser considers the degree to which income or generation of returns exceeds inflation. The chart below illustrates the Sub-Adviser’s schedule of allocation between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. As previously highlighted, upon reaching the target date in the Target Date Fund’s name, each such Target Date Fund’s objective will change to seeking current income and, secondarily, after-inflation capital appreciation, at which point the Target Date Fund will reach its most conservative target asset allocation and its investment strategy will closely resemble that of the Retirement Income Fund, which is described above.

Prospectus	97

Overview of Allianz Global Investors Solutions Funds (continued)

Second Step. In the second step, the Sub-Adviser further divides its allocations to return-generating assets and defensive asset groups into a number of global asset classes to which the Target Date Funds seek to gain economic exposure. The Sub-Adviser uses historical financial data, expected future long-term returns, volatilities and correlations and proprietary asset allocation modeling tools and information to sub-divide the allocations to the two asset groups into allocations to asset classes and then into narrower sub-classifications. The Sub-Adviser refers to this process as developing an optimal set of “beta allocations.”

Target Risk Funds. For each Target Risk Fund, the Sub-Adviser generates strategic asset allocations intended to provide the targeted level of risk exposure for the Target Risk Fund.

Target Date Funds. For the Target Date Funds, the Sub-Adviser generates shifts in these strategic asset allocations over time relative to a target retirement date. The resulting allocations make up the strategic “glide path” used to direct the investment choices for each Target Date Fund. The weighting of asset classes on the glide path generally moves from more aggressive to more conservative the closer a Target Date Fund’s target date is in time. For example, the 2050 Fund has significantly greater exposure to return-generating assets such as U.S. and international equities than does the 2015 Fund. The illustration below shows the Target Date Funds’ target date glide path as of the date of this Prospectus.

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Overview of Allianz Global Investors Solutions Funds (continued)

Third Step. The third step is to assign one or more potential investments to each of the “beta allocations” represented in the strategic asset allocation. The Sub-Adviser attempts to create a portfolio for each Target Fund consisting primarily of Underlying Funds using the following core considerations:

•

Whether an Underlying Fund’s investment strategy corresponds to, or is representative of, an asset class or combination of asset classes included in the beta allocation for the Target Fund. For example, an international equity portfolio likely corresponds to the international equity beta and a balanced income fund could correspond to multiple asset classes.

•	The consistency of each Underlying Fund’s risk-return profile.

•	The Sub-Adviser’s assessment of the ability of the manager of the Underlying Fund to outperform the associated benchmark or peer group.

•	How the Underlying Fund impacts the expected risk-return profile of the total portfolio. Some Underlying Funds will have exposure to assets in both the return-generating and defensive asset groups.

The Sub-Adviser will determine each Underlying Fund’s specific exposure to each asset group in order to determine the correct beta allocation for the Funds.

In conjunction with its selection of Underlying Funds, the Sub-Adviser also considers investments in exchange-traded funds (“ETFs”) using its same core considerations as described above to the extent they are applicable. The Target Funds may also invest directly in derivatives, equities and equity-related instruments, fixed-income and other instruments, as well as in Other Acquired Funds (other than ETFs), that it believes complement its primary fund-of-funds portfolio or to adjust the Target Date Funds’ overall mix of investments.

Adjustments to Portfolio Allocations	For the Target Date Funds, as time passes, the Sub-Adviser adjusts the mix of asset classes, and with that the weighting of individual investments in the portfolio changes in accordance with the glide path. A full review of each Target Date Fund is undertaken at least annually, at which time the asset classes are reallocated to reflect that the Target Date Fund is now closer to the target retirement date. Additionally, the Sub-Adviser will review annually the allocation between defensive and return-generating assets and may make adjustments to the allocation and the strategic glide path.

For both the Target Risk Funds and Target Date Funds, the Sub-Adviser analyzes the investment portfolio of each Target Fund on an ongoing basis. This analysis includes the review of individual asset classes and their reclassification as either defensive or return-generating. The Sub-Adviser also reviews such factors as portfolio yield, total portfolio expected volatility, Sharpe ratio and tracking error. These analyses may precipitate a rebalancing or an adjustment to the Target Fund’s allocations, if the Sub-Adviser considers such changes to be necessary or appropriate. Based on its ongoing monitoring of risk premiums, especially in periods that the Sub-Adviser considers to include major market movements or instability, the Sub-Adviser may make tactical changes to strategic asset allocations (for example, when risk premiums are judged to vary significantly from long-term values). In these instances, the Sub-Adviser may seek to overweight the undervalued asset classes and underweight the overvalued asset classes.

Matching a Target Date Fund to Investor Needs	The asset allocation of each Target Date Fund is designed to provide an investment that the Sub-Adviser believes is neither overly aggressive nor overly conservative for a typical investor planning to retire, or otherwise to begin withdrawing portions of his or her investments, within a few years of the target date indicated in the Target Date Fund’s name. Generally, if you choose to invest in a Target Date Fund, you should choose a Target Date Fund with a target date that comes close to the year in which you expect to retire. However, you should also consider other factors, such as your age, how your Target Date Fund investment will fit into your overall investment program, and your personal risk tolerance. Choosing a Target Date Fund with an earlier target date in its name represents what is designed to be a more conservative choice, while choosing a Target Date Fund with a later target date represents what is designed to be a more aggressive choice.

Prospectus	99

Overview of Allianz Global Investors Solutions Funds (continued)

Principal Risks	Allocation Risk. Each Target Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds, as well as potentially Other Acquired Funds and/or direct investments in securities and other instruments. A principal risk of investing in a Target Fund is that the Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds, Other Acquired Funds and other instruments will not produce the desired results, and therefore the Target Fund may not achieve its investment objective.

Underlying Fund and Other Acquired Fund Risks.  The ability of a Target Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. A Target Fund’s net asset value will fluctuate in response to changes in the net asset values of Underlying Funds and Other Acquired Funds in which the Target Fund invests. The extent to which the investment performance and risks associated with a Target Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which it invests in such Underlying Fund or Other Acquired Fund. Therefore, the principal risks of investing in a Target Fund are closely related to the principal risks associated with the Underlying Funds and Other Acquired Funds and their investments. Because a Target Fund’s allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees. A Target Fund’s investment in a particular fund may exceed 25% of the Target Fund’s assets. To the extent that a Target Fund invests a significant portion of its assets in such an Underlying Fund or Other Acquired Fund, it will be particularly sensitive to the risks associated with that Underlying Fund or Other Acquired Fund, as applicable. In addition, a Target Fund may be subject to additional risk to the extent that it invests in Other Acquired Funds. Because certain Other Acquired Funds may not be advised by Allianz Global Fund Management or its affiliates, there may be less transparency with respect to management strategy, investments and other matters than is the case with affiliated funds.

Other (Direct) Investment Risk.  To the extent that a Target Fund invests directly in investments other than Underlying Funds or Other Acquired Funds, the value of an investment will be directly related to the investment performance of those investments. Thus, exposure to the principal investment risks of a Target Fund can come either directly or indirectly through Underlying Funds and Other Acquired Funds. Among the principal risks of the Underlying Funds, Other Acquired Funds and other investments, which could adversely affect the net asset value, yield and total return of a Target Fund, are (in alphabetical order after the first three risks):

•Market Risk	•Fixed Income Risk	•Mortgage-Related and other Asset-Backed Risk
•Issuer Risk	•Focused Investment Risk
•Equity Securities Risk	•High Yield Risk	•Non-U.S. Investment Risk
•Commodity Risk	•Index Risk	•REIT and Real Estate-Linked Derivatives Risk
•Convertible Securities Risk	•Interest Rate Risk
•Credit Risk	•IPO Risk	•Short Selling Risk
•Currency Risk	•Leveraging Risk	•Smaller Company Risk
•Derivatives Risk	•Liquidity Risk	•Variable Distribution Risk
•Emerging Markets Risk	•Management Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks associated with an investment in a Target Fund and the Underlying Funds, Other Acquired Funds and other investments.

100	Allianz Multi-Strategy Funds

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund and Underlying Fund are summarized in the Fund Summaries and are described in more detail in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques appearing in bold type below are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund. For Target Date Funds, this also means that there is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in a Target Date Fund near, at, or after the Fund’s target date.

As the Target Funds intend to invest their assets primarily in shares of the Underlying Funds, the risks of investing in a Target Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as the Target Funds may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Target Funds may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section to “Fund” or “Funds” includes all Funds of the Trust and the Underlying Funds.

Each of the Target Funds are generally subject to a different level and amount of risk that is relative to that Fund’s targeted risk exposure (in the case of the Target Risk Funds) or target date and time horizon (in the case of the Target Date Funds). A Target Date Fund with an earlier target date as specified in its name, or a Target Risk Fund with a lower targeted risk exposure (such as the Retirement Income Fund) represents what is designed to be a more conservative choice and tends to have more exposure to fixed income securities and associated risks, while choosing a Target Date Fund with a later target date or a Target Risk Fund with a higher targeted risk exposure (such as the Growth Allocation Fund) represents what is designed to be a more aggressive choice that tends to have more exposure to equity securities and associated risks.

The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by telephoning Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”) at 1-800-426-0107.

Underlying Funds and Other Acquired Fund Risks	Because each Target Fund intends to invest primarily in Underlying Funds and may also invest in Other Acquired Funds, the risks associated with investing in each Target Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds. The ability of each Target Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

Each Target Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Target Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Target Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Target Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Target Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. For more information about the risks associated with Underlying Funds, please see the Trust’s Statement of Additional Information and the Underlying Funds’ prospectuses, which may be obtained free of charge by telephoning the Distributor at 1-800-426-0107.

Allocation Risk

Each Target Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments according to each Target Fund’s return-generating/defensive allocation targets and ranges. A principal risk of investing in each Target Fund is that Allianz Global Investors

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Solutions (“AGI Solutions”), the Target Funds’ sub-adviser, will make less than optimal or poor asset allocation decisions and/or that the Sub-Adviser will make less than optimal or poor decisions in selecting the Underlying Funds and other investments in which each Target Fund invests. AGI Solutions attempts to identify asset classes and sub-classes represented by the Underlying Funds and other investments that will provide consistent, quality performance for each Target Fund, but there is no guarantee that AGI Solution’s allocation techniques will produce the desired results. It is possible that AGI Solutions will focus on Underlying Funds and other investments that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Funds as a result of these allocation decisions.

Call Risk	An issuer may redeem a fixed-income security before maturity (“call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

China-Related Risk	The Chinese economy is generally considered an emerging and volatile market. A small number of companies represent a large portion of the China market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to the U.S. dollar, affecting a Fund’s investments, to the extent the Fund invests in China-related investments.

Historically, China’s central government has exercised substantial control over the Chinese economy through administrative regulation, state ownership, the allocation, expropriation or nationalization of resources, by controlling payment of foreign currency-denominated obligations, by setting monetary policy and by providing preferential treatment to particular industries or companies. The emergence of domestic economic demand is still at an early stage, making China’s economic health largely dependent upon exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on China’s management strategy of its currency, as well as on some export-dependent sectors.

Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which a Fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China.

The greater China region includes mainland China, Hong Kong, Macau and Taiwan, and a Fund’s investments in the region are particularly susceptible to risks in that region. Events in any one country within the region may impact the other countries in the region or the Asia region as a whole. As a result, events in the region will generally have a greater effect on a Fund to the extent that it focuses its investments in the greater China region than if the Fund were more geographically diversified, which could result in greater volatility and losses. Markets in the greater China region can experience significant volatility due to social, regulatory and political uncertainties.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of the conversion feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income or other securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease as the value of the underlying

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stock decreases. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return. The Funds may also invest in synthetic convertible securities, which involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. See “Derivatives Risk” below.

Credit Risk	A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending cash collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Currency Risk	Funds that invest directly in foreign (non-U.S.) currencies, or in securities that trade in, or receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The derivatives that may be used by the Funds are discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. A Fund investing in a derivative instrument could lose more than the principal amount invested, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Eco-Sectors Related Risk	Because the Allianz RCM Global EcoTrendsSM Fund (for purposes of this section, the “Fund”) focuses its investments in companies that have exposure, directly or indirectly, to one or more of the EcoEnergy, Pollution Control and Clean Water sectors that comprise the Eco-Sectors, events or factors affecting companies in the Eco-Sectors will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the Eco-Sectors may be particularly susceptible to such factors as environmental protection regulatory actions, other international political and economic developments, changes in government subsidy levels, environmental conservation practices, changes in taxation and other government regulations, and

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increased costs associated with compliance with environmental or other regulations. There are substantial differences between the environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the Eco-Sectors include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the Eco-Sectors.

The Eco-Sectors, on the whole, are newly developing and strongly influenced by technological changes. The Eco-Sectors can be significantly affected by the level and volatility of technological change in industries focusing on energy, pollution and environmental control. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts in the Eco-Sectors may not result in viable commercial products, and companies in the Eco-Sectors typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the Eco-Sectors are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the Eco-Sectors tends to be considerably more volatile than that of companies in more established sectors and industries.

Each of the sectors that comprise the Eco-Sectors is susceptible to particular risks, including those described below. Companies in the EcoEnergy sector may be adversely affected by substantial and/or abrupt variations in the use or prices of oil and other fossil fuels. Changes in energy conservation practices and the demand for renewable energy may also significantly impact the EcoEnergy sector. Companies in the Pollution Control sector are particularly susceptible to changes in regulatory controls on, and international treaties with respect to, the production or containment of pollutants. Changes in market practices and regulatory conditions surrounding recycling and other waste management techniques may significantly affect the demand for products and services of companies in the Pollution Control sector. Scientific developments, such as breakthroughs in the remediation of global warming or changing sentiments about the deleterious effects of pollution, may also affect practices with respect to pollution control, which could in turn impact companies in the Pollution Control sector. Companies in the Clean Water sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ abilities to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for products and services provided by companies in the Clean Water sector.

Due to its focus on the Eco-Sectors, the Fund invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the Eco-Sectors, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”

The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the Eco-Sectors to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Fund invests in companies that derive substantial revenues from activities outside the Eco-Sectors, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

Emerging Markets Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly-defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. For example, to the extent a Fund invests in companies incorporated or doing significant business in China, which may be considered an emerging market, the risks associated with China-related investments may

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be more pronounced for such Fund. See “China-Related Risk” above. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk	Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to these risks.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Fixed Income Risk	All of the Funds that invest in fixed income instruments are subject to interest rate risk. Changes in the market values of fixed income instruments are largely a function of changes in the current level of interest rates. The value of a Fund’s investments in fixed income instruments will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income instruments generally rise. Conversely, during periods of rising interest rates, the value of fixed income instruments generally decline.

“Duration” is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, underlying bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than underlying bond funds with shorter average portfolio durations. Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation- indexed securities may experience greater losses than other fixed income instruments with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., portfolios with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

Many Funds, including most of the underlying bond funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (e.g., the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income instruments, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Certain of the Funds may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

Focused Investment Risk

Focusing investments in a small number of issuers, industries, foreign currencies or regions increases risk to the Funds. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a

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single economic, political or regulatory occurrence may have a greater adverse impact on the net asset value of those Funds. Similarly, certain underlying bond funds may have more risk because they may invest a substantial portion of their assets in bonds of similar projects or from issuers of the same status. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a Fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments. Furthermore, certain issuers, industries and regions may be adversely effected by the impacts of climate change on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

As discussed above, certain Underlying Funds (or Other Acquired Funds) may have more risk because they have a particular geographic or sector focus. An Underlying Fund that holds or obtains exposure to a particular geography, such as Europe or the Far East, may be affected by economic, regulatory or political developments affecting issuers in that geography. Similarly, Underlying Funds (or Other Acquired Funds) that focus their investments in companies that have exposure, directly or indirectly, to a particular sector, such as the eco-sectors or water-related sectors, will be impacted more by events or factors affecting those sectors than if their portfolios were more diversified among a number of unrelated sectors and industries.

Although each Target Fund normally invests in a number of different Underlying Funds, to the extent that a Target Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and any investments in which that Underlying Fund concentrates. See “Underlying Funds Risks” above.

High Yield Risk	A Fund that invests in high yield securities and unrated securities of similar credit quality (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Index Risk	Because certain Underlying Funds invest in derivatives that are linked to the performance of an index, they will be subject to the risks associated with changes in the applicable index. If the applicable index changes, such a Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk	Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

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IPO Risk	Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Issuer Risk	The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk	Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. The Manager, the Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to Allianz Global Fund Management and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Market Risk	The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries or sectors represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity securities generally have greater price volatility than fixed income securities. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously.

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Mortgage-Related and Other Asset-Backed Risk	Most of the underlying bond funds may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed- rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Non-U.S. Investment Risk	A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or geographic area, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with non-U.S. investments. For example, because certain of the Funds may invest more than 25% of their assets in particular countries, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Fund.

REIT or Real Estate-Linked Derivatives Risk	To the extent that a Fund invests in real estate investment trusts (REITs) or real estate derivatives instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Short Selling Risk

Short sales may be used by a Fund for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which the Fund sells a security or other instrument (such as an option forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in

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connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. A Fund may, to the extent permitted by law, engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund that utilizes short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives Risk” above.

Smaller Company Risk	The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Turnover Risk	A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Water-Related Risk	Because the Allianz RCM Global Water Fund (for the purposes of this section, the “Fund”) focuses its investments in companies that are substantially engaged in water-related activities, events or factors affecting the sector consisting of companies engaged in such activities (the “water-related resource sector”) will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the water-related resource sector may be significantly affected by events relating to international political and economic developments, water conservation, the success of exploration projects, commodity prices and tax and other government regulations. There are substantial differences between the water-related, environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the water-related resource sector include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.

Companies in the water-related resource sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ ability to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for certain products and services provided by companies in the water-related resource sector.

While the water-related resource sector includes established and mature companies, portions of the sector are newly developing and strongly influenced by technological changes. The sector can be significantly affected by the level and volatility of technological change in industries focusing on the quality or availability of or demand for potable and non-potable water. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by companies in the sector that are focused on developing newer technologies may not result in viable commercial products, and such companies in the sector typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the

Prospectus	109

sector are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the water-related resource sector tends to be considerably more volatile than that of companies in more established sectors and industries.

Due to its focus on the water-related resource sector, the Fund invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the water-related resource sector, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”

The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the water-related resource sector to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Fund invests in companies that derive substantial revenues from activities outside the water-related resource sector, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

Additional Risks of Investing in the Funds	In addition to the risks described above, certain of the Funds are newly or relatively recently formed and therefore have limited or no history for investors to evaluate. Certain Funds have recently changed investment strategies and/or portfolio management personnel, and they would not necessarily have achieved the same performance results if the current strategies had been followed and/or the current personnel had been in place. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Variable Distribution Risk	Because a significant portion of securities held by certain underlying bond funds may have variable or floating interest rates, the amounts of the underlying bond fund’s periodic distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease. Because of the nature of distributions received by the underlying stock funds, it is expected that the underlying stock funds, to the extent they make distributions, will make them in varying amounts.

Underlying Funds

Because each of the Allianz Global Investors Solutions Funds intends to invest its assets primarily in Underlying Funds, the following provides a general description of the main investments of, and other information about, the Underlying Funds. Some of the Underlying Funds invest primarily in equity securities while others invest primarily fixed income instruments. Some Underlying Funds invest in both equity and fixed income instruments, and many Underlying Funds may invest in derivatives and other instruments. The fact that an Underlying Fund invests primarily in equity securities, fixed income instruments and/or other securities and instruments is not necessarily determinative of whether the Underlying Fund is categorized as investing primarily in “return-generating” assets or “defensive” assets.

At the discretion of Allianz Global Fund Management and without shareholder approval (though subject to any applicable Fund-specific investment restrictions), the Allianz Global Investors Solutions Funds may invest in additional funds of the Trust, Allianz Funds, Nicholas-Applegate Institutional Funds, PIMCO Equity Series, PIMCO Funds or other affiliated and non-affiliated funds created in the future. The Trust and Allianz Funds are advised by Allianz Global Fund Management. The Nicholas-Applegate Institutional Funds are advised by Nicholas-Applegate Capital Management LLC. The PIMCO Equity Series and PIMCO Funds are advised by Pacific Investment Management Company LLC (“PIMCO”). Nicholas-Applegate Capital Management LLC and PIMCO are affiliated with Allianz Global Fund Management, as both entities are indirect subsidiaries of Allianz Global Investors of America L.P. For a more complete description of an Underlying Fund, please see the Statement of Additional Information and such Underlying Fund’s prospectuses, which are available free of charge by telephoning the Distributor at 1-800-426-0107.

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Summary Description of Underlying Funds	The following provides a concise description of the investment objectives, main investments and other information about each Underlying Fund. The information and tables below list the Underlying Funds in alphabetical order according to the trust of which each Underlying Fund is a series, without regard to the investment strategy the Underlying Fund employs. For additional discussion of the investments and strategies that may be employed by the Funds and the Underlying Funds, see “Characteristics and Risks of Securities and Investment Techniques” below. For more information about these funds, please see the applicable prospectus and Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses and Statements of Additional Information of the applicable funds, which are available free of charge by calling the numbers below:

Allianz Funds Multi-Strategy Trust:	1-800-498-5413
Allianz Funds:	1-800-498-5413
Nicholas-Applegate Institutional Funds:	1-800-551-8043
PIMCO Funds:	1-800-927-4648

	Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Allianz Funds	CCM Capital Appreciation	Growth of capital	Larger capitalization common stocks	75–95	$3 billion or more
	CCM Emerging Companies	Long-term growth of capital	Smaller capitalization common stocks	75–120	At least $100 million and at or below the highest capitalization of companies represented in the Russell 2000 Index
	CCM Focused Growth	Long-term growth of capital	Common stocks of companies in the Russell 1000 Growth Index	35–45	$100 million or more
	CCM Mid-Cap	Growth of capital	Medium capitalization common stocks	75–95	Same as the Russell Midcap Index
	NACM Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	100–150	All capitalizations
	NACM Global	Maximum long-term capital appreciation	Equity securities of U.S. and non- U.S. companies	50–100	All capitalizations
	NACM Growth	Long-term capital appreciation	Growth equity securities	50–80	Same as the Russell 1000 Growth Index
	NACM Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	100–300	All capitalizations
	NACM International	Maximum long-term capital appreciation	Companies located in developed countries represented in the MSCI EAFE Index	100–150	All capitalizations
	NACM Mid-Cap Growth	Maximum long-term capital appreciation	Medium capitalization common stocks	80–100	Same as the Russell Midcap Growth Index
	NACM Pacific Rim	Long-term growth of capital	Equity securities of Pacific Rim companies	75–125	All capitalizations
	NFJ All-Cap Value	Long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	35–50	All capitalizations

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Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks with potential for capital appreciation	40–60	Greater than $3.5 billion
NFJ International Value	Long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	40–60	Greater than $1 billion
NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	40–60	Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index
NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	35–50	Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets
NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	100–150	Between $100 million and $3.5 billion
NFJ Renaissance	Long-term growth of capital and income	Undervalued stocks with improving business fundamentals	50–100	All capitalizations
OCC Growth	Long-term growth of capital; income is an incidental consideration	Larger capitalization common stocks	40–60	$5 billion or more
OCC Opportunity	Capital appreciation; no consideration is given to income	Smaller capitalization common stocks	70–110	Less than $2 billion
OCC Target	Capital appreciation; no consideration is given to income	Medium capitalization common stocks	Up to 100	Between $1 billion and $10 billion
RCM Disciplined International Equity	Long-term capital appreciation	Equity securities of companies worldwide	50–115	In excess of $1.5 billion
RCM Global Resources	Long-term capital appreciation	Equity securities of U.S. and non- U.S. natural resources companies	25–75	All capitalizations

112	Allianz Multi-Strategy Funds

	Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
	RCM Global Small-Cap	Long-term capital appreciation	Equity securities of smaller capitalization U.S. and non-U.S. issuers	75–150	Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index
	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	$5 billion or more
	RCM Mid-Cap	Long-term capital appreciation	Medium capitalization equity securities	85–125	Same as the Russell Midcap Growth Index
	RCM Strategic Growth	Capital appreciation	Equity and equity-related instruments and derivatives	40–150	All capitalizations
	RCM Technology	Long-term capital appreciation	Equity securities of U.S. and non- U.S. technology-related companies	30–120	Greater than $500 million

	Allianz Multi-Strategy Trust Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Allianz Funds Multi-Strategy Trust	NACM Convertible Fund(1)	Maximum total return, consisting of capital appreciation and current income	Convertible securities	70–100	All capitalizations
	NACM High Yield Bond Fund(2)	High level of current income and capital growth	Higher yielding fixed income securities	80–120	N/A
	NACM International Growth	Long-term capital appreciation	Equity securities of non-U.S. companies	50–100	All capitalizations
	NACM International Growth Opportunities	Maximum long-term capital appreciation	Equity securities of smaller non-U.S. companies	50–100	All capitalizations
	NACM Emerging Growth Fund	Long-term capital appreciation	Smaller capitalization common stocks of U.S. companies	130–170	Russell 200 Growth Index
	NACM Micro Cap Fund	Maximum long-term capital appreciation	Micro-capitalization common stocks	100–150	Russell Microcap Growth Index
	NACM Small to Mid Cap Growth Fund	Maximum long-term capital appreciation	Small- to medium-capitalization common stocks	100–150	Russell 2500 Growth Index
	NACM Ultra Micro Cap Fund	Maximum long-term capital appreciation	Ultra micro-capitalization common stocks	80–120	Less than weighted average of Russell Microcap Growth Index

Prospectus	113

Allianz Multi-Strategy Trust Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
NFJ Global Dividend Value	Long-term growth of capital and income	Income producing common stocks of U.S. and non-U.S. companies with potential for capital appreciation	40–60	In excess of $1 billion
RCM All Horizons	Long-term capital appreciation	Equity securities of companies worldwide	20–45	All capitalizations
RCM China Equity	Long-term capital appreciation	Equity securities of Chinese companies	30–50	All capitalizations
RCM Disciplined Equity	Long-term capital appreciation	Equity securities of U.S. companies	40–80	Greater than $1.5 billion
RCM Global EcoTrendsSM	Long-term capital appreciation	Equity securities of companies worldwide with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors	50–80	All capitalizations
RCM Global Water	Long-term capital appreciation	Equity securities of water-related companies worldwide	25–50	All capitalizations
RCM International Opportunities	Long-term capital appreciation	Equity securities of non-U.S. companies	40–80	All capitalizations

(1)	The NACM Convertible Fund normally invests at least 80% of its net assets in U.S. securities that are convertible into common stock.
(2)	The NACM High Yield Bond Fund normally invests at least 80% of its net assets in U.S. corporate bonds rated below investment grade.

	Nicholas-Applegate Institutional Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Nicholas-Applegate Institutional Funds	Nicholas-Applegate Emerging Markets	Long-term capital appreciation	Emerging equity markets	100–150	MSCI Emerging Markets Index
	Nicholas-Applegate Global Select	Long-term capital appreciation	Global equity markets	50–100	All capitalizations
	Nicholas-Applegate International All Cap Growth	Current income and capital growth	International equity securities of all market capitalizations	50–100	All capitalizations
	Nicholas-Applegate International Systematic	Long-term capital appreciation	International equity markets	100–150	MSCI EAFE Index
	Nicholas-Applegate U.S. Systematic Large Cap Growth	Long-term capital appreciation	Large capitalization stock of growth companies	70	Russell 1000 Growth Index

	PIMCO Equity Series Fund	Investment Objective	Fund Focus		Approximate Primary Capitalization Range
PIMCO Equity Series	PIMCO EqS Pathfinder	Capital appreciation	Equity securities of companies worldwide		All capitalizations

114	Allianz Multi-Strategy Funds

	PIMCO Fund(6)	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Funds	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%
	PIMCO California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤3 years	Caa to Aaa; max 10% below Baa	0%
	PIMCO Commodity- RealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation- indexed and other fixed income instruments	≤10 years	B to Aaa; max 10% below Baa	0–30%
	PIMCO Convertible	Convertible securities	N/A	Max 20% below B	0-30%
	PIMCO Developing Local Markets	Currencies or fixed income instruments denominated in currencies of non-U.S. countries	≤8 years	Max 15% below B	≥80%(3)
	PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3-8 years	Max 10% below B	No limitation
	PIMCO Emerging Local Bond	Fixed income instruments denominated in currencies of non- U.S. countries	+/– 2 years of its benchmark	Max 15% below B	≥80%(3)
	PIMCO Emerging Markets and Infrastructure Bond	Emerging market and infrastructure fixed income investments	≤10 years	Max 20% below Ba	No limitation
	PIMCO Emerging Markets Bond	Emerging market fixed income instruments	≤8 years	Max 15% below B	≥80%(3)
	PIMCO Extended Duration	Long-term maturity fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
	PIMCO Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	≤1 year	Caa to Aaa; max 10% below B	No limitation
	PIMCO Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	≥80%(3)
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non- U.S. fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	≥80%(3)
	PIMCO Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFI™ 1000 hedged by short exposure to S&P 500 stock index, backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	0–30%
	PIMCO Fundamental IndexPLUS™	Enhanced RAFI™ 1000 derivatives backed by a portfolio of short-term fixed income instruments	≤1 year	B to Aaa; max 10% below Baa	0–30%
	PIMCO Fundamental IndexPLUS™ TR	Enhanced RAFI™ 1000 derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	0–30%
	PIMCO Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	≤8 years	Max 15% below B	No limitation
	PIMCO Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)

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PIMCO Fund(6)	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Global Bond (U.S. Dollar Hedged)	U.S. and hedged non- U.S. intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)
PIMCO GNMA	Short and intermediate maturity mortgage-related fixed income instruments issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% below Aaa	0%
PIMCO Government Money Market	U.S. Government securities	≤ 90 days dollar-weighted average maturity	Aaa equivalent	0%
PIMCO High Yield	Higher-yielding fixed income instruments	+/– 2 years of its benchmark	Min 80% of assets below Baa; max 20% of total assets Caa or below	0–20%
PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4–11 years	No limitation	0%
PIMCO Income	Broad range of fixed income instruments	2–8 years	Caa to Aaa; max 50% below B	No limitation
PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of fixed income instruments	1 year–2 years beyond the BCAG(5)	B to Aaa; max 10% below Baa	0–20%(4)
PIMCO International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	0–30%(4)
PIMCO Investment Grade Corporate Bond	Corporate fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Long-Term Credit	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to AAA; maximum 20% of total assets below Baa	0–30%
PIMCO Long-Term U.S. Government	Long-term maturity fixed income instruments	≥8 years	A to Aaa	0%
PIMCO Low Duration	Short maturity fixed income instruments	1–3 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1–3 years	A to Aaa	0%
PIMCO Low Duration III	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Money Market	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% Prime 1; ≤5% Prime 2	0%

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PIMCO Fund(6)	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Moderate Duration	Short and intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Mortgage Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1–7 years	Baa to Aaa; max 10% below Aaa	0
PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% below Baa	0%
PIMCO MuniGO	State, country and city general obligation and pre-refunded municipal bonds (exempt for federal income tax)	+/– 2 years of its benchmark	Baa to Aaa	0%
PIMCO New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% below Baa	0%
PIMCO RealEstate- RealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤10 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Real Return	Inflation-indexed fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Real Return Asset	Inflation-indexed fixed income instruments	+/– 4 years of its benchmark	B to Aaa; max 20% below Baa	0–30%
PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤3 years	Baa to Aaa	0%
PIMCO Short-Term	Short maturity fixed income instruments	<1 year	B to Aaa; max 10% below Baa	0–10%
PIMCO Small Cap StocksPLUS® TR	Russell 2000 Index derivatives backed by a portfolio of short-term fixed income instruments	Min. 1 year; max 2 years above the BCAG (5)	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS®	S&P 500 stock index derivatives backed by a short duration portfolio of fixed income instruments	≤1 year	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS Long Duration	S&P 500 Index derivatives backed by a portfolio of long-term fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS® Total Return	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG (5)	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS® TR Short Strategy	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% below Baa	0–30%
PIMCO Total Return	Intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Total Return II	Intermediate maturity fixed income instruments with quality, non-U.S. issuer restrictions	+/– 2 years of its benchmark	Baa to Aaa	0%

Prospectus	117

PIMCO Fund(6)	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Total Return III	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/– 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Treasury Money Market	U.S. Treasury Securities	≤ 90 days dollar-weighted average maturity	Aaa equivalent	0%
PIMCO Unconstrained Bond	Broad range of fixed income instruments	(–3) to 8 years	Max 40% below Baa	No limitation
PIMCO Unconstrained Tax Managed Bond	Broad range of fixed income investments	(–3) to 10 years	Max 40% of total assets below Baa	0–50%

(1)	As rated by Moody’s, S&P’s or Fitch, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.
(2)

Each PIMCO Fund (except PIMCO Long-Term U.S. Government, PIMCO Total Return II, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO StocksPLUS Municipal-Backed Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4)	Limitation with respect to the Underlying Fund’s fixed income investments. The Underlying Fund may invest without limit in equity securities denominated in non-U.S. currencies.
(5)

The Barclays Capital U.S. Aggregate Index (“BCAG”) covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(6)

The investment objective of each PIMCO-managed Underlying Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The “total return” sought by most of the PIMCO-managed Underlying Funds will consist of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. “Real return” is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

Other Investment Practices of the Underlying Funds	In addition to purchasing the securities listed above under “Fund Focus” or “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options (including uncovered, or “naked” options) on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in non-U.S. securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Target Funds are indirectly subject to some or all of these risks to varying degrees because they invest primarily in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see the Underlying Fund summaries included in the Statement of Additional Information and the Underlying Fund prospectuses, which are available free of charge by calling the phone numbers provided above under “Underlying Funds—Summary Description of Underlying Funds.”

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Manager will post each Fund’s portfolio holdings information on the Funds’ website at www.allianzinvestors.com. The Funds’ website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately five (5) business days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

RCM’s Prior Related Performance Information

A number of the Funds were recently organized and have little performance record of their own. The following tables set forth historical performance information for the institutional accounts managed by RCM Global (the

118	Allianz Multi-Strategy Funds

“RCM Composites”) that have substantially similar investment objectives, policies, strategies, risks and investment restrictions as the Allianz RCM All Horizons Fund, Allianz RCM China Equity Fund and Allianz RCM Disciplined Equity Fund, respectively.

The composite data is provided to illustrate the past performance of RCM Global, a global investment advisory organization that includes RCM Capital Management LLC (for purposes of this performance discussion, “RCM”), in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the above-mentioned Funds. The accounts in the RCM Composites are separate and distinct from the Funds; their performance is not intended as a substitute for the Funds’ performance and should not be considered a prediction of the future performance of a Fund or of RCM.

The RCM Composites’ performance data shown below was calculated in accordance with recognized industry standards, consistently applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of brokerage commissions and execution costs paid by the institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculations. “Net of Fees” returns also reflect the deduction of investment advisory fees. The RCM Composites include all fee-paying, fully discretionary accounts managed by RCM for at least one full month that have investment objectives, policies, strategies and risks substantially similar to those of the corresponding Funds. The RCM Composites may include both tax-exempt and taxable accounts and all reinvestment of earnings.

Securities transactions are accounted for on trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Monthly returns of the RCM Composites combine the individual accounts’ returns (calculated on a time-weighted rate of return basis that is revalued daily) by asset-weighting each account’s asset value as of the beginning of the month. Annual returns are calculated by geometrically linking the monthly returns. Investors should be aware that the performance information shown below was calculated differently than the methodology mandated by the SEC for registered investment companies.

The institutional accounts that are included in the RCM Composites generally are subject to lower expenses than the Funds and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the RCM Composites would have been less favorable had they been subject to the same expenses as the Funds or had they been regulated as investment companies under the federal securities laws.

The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.

Each table below shows the annual total returns for the corresponding RCM Composite, and a broad-based securities market index for periods ended December 31, 2009.

RCM’s Prior Performance of Similar Accounts Relating to the Allianz RCM All Horizons Fund

Year	RCM Global Equity Unconstrained Composite (Benchmark Aware) (Net of Fees)	RCM Global Equity Unconstrained Composite (Benchmark Aware) (Gross of Fees)	Morgan Stanley Capital International (“MSCI”) World Index
Since Inception(1)	-1.74%	0.78%	-5.09%
2009	24.64%	26.97%	30.79%
2008	-43.22%	-42.34%	-40.33%
2007	34.04%	39.81%	9.57%

(1)	Return of Composite and Index annualized from 1/1/2007 to 12/31/2009.

Prospectus	119

RCM’s Prior Performance of Similar Accounts Relating to the Allianz RCM China Equity Fund

Year	RCM China Equity Composite (Net of Fees)	RCM China Equity Composite (Gross of Fees)	Morgan Stanley Capital International (“MSCI”) China Index
Since Inception(1)	12.79%	14.82%	4.18%
Ten-Year Return	14.53%	16.60%	9.60%
Five-Year Return	21.63%	23.80%	23.83%
2009	70.08%	72.99%	62.63%
2008	-49.93%	-48.95%	-50.83%
2007	60.47%	63.31%	66.24%
2006	92.50%	95.82%	82.87%
2005	1.18%	2.99%	19.77%
2004	3.56%	5.45%	1.89%
2003	92.93%	96.32%	87.57%
2002	6.91%	8.88%	-14.05%
2001	-17.91%	-16.40%	-24.70%
2000	-16.80%	-15.27%	-30.54%

(1)	Return of Composite and Index annualized from 12/31/1997 to 12/31/2009.

RCM’s Prior Performance of Similar Accounts Relating to the Allianz RCM Disciplined Equity Fund

Year	RCM Disciplined U.S. Core Composite (Net of Fees)	RCM Disciplined U.S. Core Composite (Gross of Fees)	S&P 500 Index
Since Inception(1)	10.64%	11.00%	7.43%
Ten-Year Return	2.94%	3.31%	-0.95%
Five-Year Return	4.77%	5.11%	0.42%
2009	41.14%	41.50%	26.46%
2008	-37.73%	-37.55%	-37.00%
2007	11.16%	11.52%	5.49%
2006	15.28%	15.68%	15.79%
2005	12.10%	12.54%	4.91%
2004	12.69%	13.13%	10.88%
2003	26.73%	27.13%	28.68%
2002	-24.16%	-23.88%	-22.10%
2001	-6.95%	-6.52%	-11.89%
2000	5.04%	5.52%	-9.10%

(1)	Return of Composite and Index annualized from 1/31/1994 to 12/31/2009.

Management of the Funds

Investment Manager	Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as the investment manager for the Funds. Subject to the supervision of the Trust’s Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of March 31, 2010, the Manager and its investment management affiliates had approximately $1.14 trillion in assets under management.

The Manager has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below. The Manager may retain affiliates to provide various administrative and other services required by the Funds.

Management Fees	The Fund pays a monthly management fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager (and not the Fund) pays a portion of the management fees it receives to the Sub-Advisers in return for their services.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including, without limitation, compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend

120	Allianz Multi-Strategy Funds

disbursing expenses, legal fees, expenses of independent registered public accounting firm, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

During the most recently completed fiscal year (except as noted), the Funds paid monthly management fees to the Manager at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Allianz Multi-Strategy Fund	Management Fees
Allianz NACM Convertible Fund(1)	0.57%
Allianz NACM High Yield Bond Fund(1)	0.48%
Allianz NACM International Growth Fund	0.85%
Allianz NACM International Growth Opportunities Fund(1)	1.00%
Allianz NACM Emerging Growth Fund(1)	0.90%
Allianz NACM Micro Cap Fund(1)	1.25%
Allianz NACM Small to Mid Cap Growth Fund(1)	0.80%
Allianz NACM Ultra Micro Cap Fund(1)	1.50%
Allianz NFJ Global Dividend Value Fund	0.85%
Allianz RCM All Horizons Fund	0.95%
Allianz RCM China Equity Fund(1)	1.10%
Allianz RCM Disciplined Equity Fund	0.70%
Allianz RCM Global EcoTrendsSM Fund	1.00%
Allianz RCM Global Water Fund	0.95%
Allianz RCM International Opportunities Fund	0.85%
Allianz Global Investors Solutions 2015 Fund	0.80%
Allianz Global Investors Solutions 2020 Fund	0.80%
Allianz Global Investors Solutions 2030 Fund	0.85%
Allianz Global Investors Solutions 2040 Fund	0.85%
Allianz Global Investors Solutions 2050 Fund	0.85%
Allianz Global Investors Solutions Retirement Income Fund	0.75%
Allianz Global Investors Solutions Growth Allocation Fund	0.85%
Allianz Global Investors Solutions Core Allocation Fund	0.85%

(1)

The Fund recently commenced investment operations as a series of the Trust and, as a result, did not pay management fees to AGIFM during the most recently completed fiscal year. The fee rate presented in this table reflects the management fee payable for the current fiscal year.

A discussion regarding the basis for the Board of Trustees’ approval of the investment management agreement between Allianz Global Fund Management and each Fund (except for the Allianz NACM Convertible, Allianz NACM Emerging Growth, Allianz NACM High Yield Bond, Allianz NACM International Growth Opportunities, Allianz NACM Small to Mid Cap Growth, Allianz NACM Micro Cap and Allianz NACM Ultra Micro Cap Funds, together the “New NACM Funds”), the sub-advisory agreements between Allianz Global Fund Management and NACM with respect to the Allianz NACM International Growth Fund and Allianz Global Fund Management and RCM with respect to each of the RCM Funds and Allianz Global Fund Management and NFJ with respect to the Allianz NFJ Global Dividend Value Fund, and the portfolio management agreements between RCM and AGIA with respect to the Allianz RCM All Horizons, Allianz RCM Global EcoTrendsSM, Allianz RCM Global Water and Allianz RCM International Opportunities Funds is available in the Trust’s annual report to shareholders for the fiscal year ended November 30, 2009. A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the New NACM Funds and the sub-advisory agreement between Allianz Global Fund Management and NACM with respect to the New NACM Funds will be available in the semi-annual report to shareholders for the period ending May 31, 2010. A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the RCM China Equity Fund and the sub-advisory agreement between Allianz Global Fund Management and RCM AP with respect to the RCM China Equity Fund will be available in the annual report to shareholders for the period ending November 30, 2010.

Management Fee Waiver and Expense Limitation Arrangements	Management Fee Waiver. For each AGI Solutions Fund, the Manager has contractually agreed to waive a portion of its Management Fee with respect to Fund assets that are attributable to investments in Underlying Funds or Other Acquired Funds, such that the unwaived fee amount paid with respect to such assets equals 0.15% of the portion of the average daily net assets of the Fund attributable to investments in Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2011. This waiver does not apply to net assets of each Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).

Prospectus	121

Expense Limitation Arrangements.  With respect to each Fund other than the AGI Solutions Core Allocation Fund, the Manager has contractually agreed until March 31, 2011 (June 30, 2011 for the RCM China Equity Fund) to waive its Management Fee, or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses (and excluding Trustees’ expenses for the NACM Convertible, NACM Emerging Growth, NACM High Yield Bond, NACM International Growth Opportunities, NACM Small to Mid Cap Growth, NACM Micro Cap and NACM Ultra Micro Cap Funds, and Institutional Class shares of NACM International Growth Fund), exceed the amount specified for Institutional Class, Class P, Administrative Class and Class D shares of each Fund, where offered, under “Fees and Expenses of the Fund” in such Fund’s Fund Summary, as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Acquired Fund Fees and Expenses for a Fund are based upon an estimated allocation of the Fund’s assets among the Acquired Funds and Institutional Class shares, or in certain cases Class M shares, of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown below. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see “Underlying Fund Expenses” below.

With respect to the AGI Solutions Core Allocation Fund only, the Manager has agreed, until March 31, 2011, to waive its Management Fee, or reimburse the AGI Solutions Core Allocation Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses and Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses and certain credits and other expenses, exceed the amount specified for Institutional Class, Class P, Administrative Class and Class D shares of the Fund, under “Fees and Expenses of the Fund” in the Fund’s Fund Summary, as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

Sub-Advisers	Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Manager and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Funds it manages.

Sub-Adviser*	Allianz Multi-Strategy Fund(s)
Allianz Global Investors Solutions LLC (“AGI Solutions”) 600 West Broadway San Diego, CA 92101	Allianz Global Investors Solutions 2015, Allianz Global Investors Solutions 2020, Allianz Global Investors Solutions 2030, Allianz Global Investors Solutions 2040, Allianz Global Investors Solutions 2050, Allianz Global Investors Solutions Retirement Income, Allianz Global Investors Solutions Growth Allocation and Allianz Global Investors Solutions Core Allocation Funds (the “AGI Solutions Funds”)
NFJ Investment Group LLC (“NFJ”) 2100 Ross Avenue, Suite 700 Dallas, TX 75201	Allianz NFJ Global Dividend Value Fund (the “NFJ Fund”)
Nicholas-Applegate Capital Management LLC (“NACM” or “Nicholas-Applegate”) 600 West Broadway San Diego, CA 92101	Allianz NACM Convertible, Allianz NACM High Yield Bond, Allianz NACM International Growth, Allianz NACM International Growth Opportunities, Allianz NACM Emerging Growth, Allianz NACM Micro Cap, Allianz NACM Small to Mid Cap Growth, and Allianz NACM Ultra Micro Cap Funds (the “NACM Funds”)
RCM Capital Management LLC (“RCM”) 555 Mission Street, Suite 1700 San Francisco, CA 94105	Allianz RCM All Horizons, Allianz RCM China Equity, Allianz RCM Disciplined Equity, Allianz RCM Global EcoTrendsSM , Allianz RCM Global Water and Allianz RCM International Opportunities Funds (the “RCM Funds”)
RCM Asia Pacific Limited (“RCM AP”) 21/F, Cheung Kong Center 2 Queen’s Road Central Hong Kong	Allianz RCM China Equity Fund
Allianz Global Investors Advisory GmbH (“AGIA”) Mainzer Landstrasse 11-13 Frankfurt-am-Main, Germany	Allianz RCM All Horizons, Allianz RCM Global EcoTrendsSM , Allianz RCM Global Water and Allianz RCM International Opportunities Funds
*	Each of the Sub-Advisers is affiliated with the Manager.

The following provides additional information about each Sub-Adviser and the individual portfolio manager(s) who have or share primary responsibility for managing the Funds’ investments. For each Fund, the Statement of

122	Allianz Multi-Strategy Funds

Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

AGI Solutions	AGI Solutions selects the Underlying Funds and other investments in which the AGI Solutions Funds may invest and allocates the AGI Solutions Funds’ assets among the Underlying Funds and other investments. Although many of the investment professionals and senior personnel at AGI Solutions have significant industry experience at other Allianz entities and elsewhere, AGI Solutions only recently registered as an investment adviser and, prior to December 29, 2008, had not previously managed registered investment companies or other client accounts.

Stephen Sexauer and Paul Pietranico are the individuals at AGI Solutions primarily responsible for selecting and allocating the AGI Solutions Funds’ assets among the Underlying Funds and other investments. The following provides information about Messrs. Sexauer and Pietranico. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio managers’ ownership of the securities of the Funds.

Portfolio Managers	Since	Recent Professional Experience
Stephen Sexauer	2008-2009* (since inception)	Chief Investment Officer of AGI Solutions since June 23, 2008. From April 2007-June 2008, Mr. Sexauer was a Managing Director of Allianz Global Investors of America LLC and from May 2003-April 2004, he was a Managing Director and Portfolio Manager of Nicholas-Applegate Capital Management, LLC. Prior to that, he was a Portfolio Manager at Morgan Stanley Investment Management from July 1989-March 2002. Mr. Sexauer worked at Salomon Brothers in Fixed Income sales from April 1988-June 1989 and in Technology Systems from November 1986-April 1988. Mr. Sexauer worked in Economic Consulting at Merrill Lynch Economics from June 1982-April 1985 and at Wharton Econometrics from June 1982-April 1985. Mr. Sexauer holds an MBA from the University of Chicago and a BS from the University of Illinois.

Paul Pietranico, CFA	2008-2009* (since inception)	Portfolio manager focused on manager selection (for multi-manager strategies) and portfolio construction since June 23, 2008. He joined Allianz Global Investors of America L.P. in June 2005 as director of the investment manager due diligence, risk analysis and performance reporting teams. Prior to that, he worked at the Center for Investment Research at Charles Schwab & Co. where he was a director of quantitative mutual fund research and portfolio construction. He worked on the quantitative research and modeling work for Schwab’s proprietary predictive rating system for open-ended mutual funds. He also spent a significant number of years working on research projects relating to Schwab’s investment advice offering including investment advice software tools for retirement planning, portfolio simulation, risk analysis, asset allocation and portfolio construction. He started his career at Schwab as a mutual fund due diligence analyst. Mr. Pietranico holds a BS in physics, an MA in philosophy of science and an MS in Engineering Economic Systems and Operations Research, each from Stanford University.

*	The Target Date Funds and Retirement Income Fund commenced operations on December 29, 2008. The Growth Allocation Fund commenced operations on May 4, 2009. The Core Allocation Fund was reorganized into the Trust on May 4, 2009, at which time Messrs. Sexauer and Pietranico began managing the Fund.

NFJ	NFJ provides investment management services to mutual funds, closed-end funds and institutional accounts. NFJ is an investment management firm organized as a Delaware limited liability company and is a wholly-owned subsidiary of Allianz Global Investors Capital LLC (“AGI Capital”), which, in turn, is wholly owned by Allianz. AGI Capital is the sole member of NFJ. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of March 31, 2010, of approximately $30.92 billion.

Each NFJ investment strategy is supported by a team of investment professionals. Every core team responsible for a Fund consists of two or more portfolio managers who work collaboratively, though ultimate responsibility for investment decisions applicable to the investment strategy’s model portfolio (which are typically implemented for all accounts managed by NFJ in that investment strategy) rests with the designated team leader (identified as “Lead” below). The core team members of each Fund, who are primarily responsible for the Fund’s day-to-day management, are listed below.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
Allianz NFJ Global Dividend Value Fund	R. Burns McKinney (Lead)	2009 (Inception)	Portfolio Manager at NFJ. He has over 13 years’ experience in equity research, financial analysis and investment banking. Prior to joining NFJ in 2006, he was an equity analyst covering the energy sector for Evergreen Investments. Prior to 2001, Mr. McKinney was a Vice President in equity research at Merrill Lynch and an equity analyst at Morgan Stanley. Mr. McKinney began his career as an investment banking analyst at Alex. Brown & Sons in 1996. Mf. McKinney received his BA in Economic from Dartmouth College in 1996 and his MBA from the Wharton School of Business in 2003. He is a CFA charterholder.

Prospectus	123

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
	L. Baxter Hines	2010	Vice President and Portfolio Manager at NFJ. He has over 5 years experience in equity research and investment consulting. Prior to joining NFJ in 2008, Mr. Hines attended the University of Texas where he received an MBA from the McCombs School of Business. Before attending business school, .Mr. Hines worked as a market data specialist for Reuters. He received his BA in Economics from the University of Virginia in 2001.

	Benno J. Fischer	2009 (Inception)	Managing Director and founding partner of NFJ. He has over 44 years’ experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He is a CFA charterholder.

	Thomas W. Oliver	2009 (Inception)	Portfolio Manager at NFJ. He has over 14 years’ experience in accounting, reporting and financial analysis. Prior to joining NFJ in 2005, he was a manager of corporate reporting at Perot Systems Corporation, which he joined in 1999. Prior to joining Perot Systems Corporation, Mr. Oliver began his career as an auditor with Deloitte & Touche in 1995. He received his BBA and MCA degrees from the University of Texas in 1995 and 2005, respectively. He is a CPA and CFA charterholder.

Nicholas-Applegate	Organized in 1984, Nicholas-Applegate provides advisory services primarily to mutual funds, closed-end funds and institutional accounts. Nicholas-Applegate is an investment management firm organized as a Delaware limited liability company and is a wholly-owned subsidiary of Nicholas-Applegate Holdings LLC, which, in turn, is wholly owned by AGI Capital, which, in turn, is wholly owned by Allianz. Nicholas-Applegate Holdings LLC is the sole member of Nicholas-Applegate. As of March 31, 2010, Nicholas-Applegate had approximately $9.92 billion in assets under management.

The individuals at Nicholas-Applegate listed below have or share primary responsibility for the day-to-day management of the noted Funds.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
Allianz NACM Convertible Fund	Douglas G. Forsyth, CFA	1993* (Inception)	Mr. Forsyth is a Managing Director, Portfolio Manager and Member of the Executive Committee at Nicholas-Applegate. Mr. Forsyth oversees Nicholas-Applegate’s Income and Growth Strategies team. He joined Nicholas-Applegate in 1994 after three years of investment management experience at AEGON USA. Mr. Forsyth holds a B.B.A. from the University of Iowa. He has 17 years of investment industry experience.

	Justin Kass, CFA	2003*	Mr. Kass is a Managing Director and Portfolio Manager at Nicholas-Applegate. He joined Nicholas-Applegate in 2000 with responsibilities for portfolio management and research on Nicholas-Applegate’s Income and Growth Strategies team. Mr. Kass was previously an analyst and interned on the team, where he added significant depth to Nicholas-Applegate’s proprietary Upgrade Alert Model. Mr. Kass earned his M.B.A. in finance from the UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has 11 years of investment industry experience.

Allianz NACM Emerging Growth Fund	K. Mathew Axline, CFA	2010	Senior Vice President of Nicholas-Applegate. Mr. Axline joined Nicholas-Applegate in 2004 with research responsibilities for the U.S. Small Cap Growth team. Prior to joining Nicholas-Applegate, he was an associate with Pescadero Ventures, LLC; a business development manager for Icarian, Inc.; and a financial advisor with Merrill Lynch, Pierce, Fenner & Smith. Mr. Axline earned his MBA from Indiana University’s Kelly School of Business and his BS from The Ohio State University. He has 11 years of industry experience.

	Robert S. Marren	2007*	Mr. Marren joined Nicholas-Applegate as a portfolio manager in 2007. Prior to joining Nicholas-Applegate, Mr. Marren was a Director of Research and Portfolio Manager for micro-cap growth strategies for Duncan-Hurst Capital Management. He was also on their Management Committee, and originally joined Duncan-Hurst as a small-cap analyst in 1983. He was previously at Hughes Aircraft Company as an assistant manager, corporate finance, focusing on debt financing and mergers and acquisitions. He was also a research analyst with Security Pacific Merchant Bank; Hambrecht & Quist, Inc.; and a financial analyst and operations planner for VLSI Technology, Inc. Mr. Marren earned his M.B.A. at Duke University, Fuqua School of Business, and his B.A. at the University of California, San Diego. He is also a Trustee for the UC San Diego Foundation, and currently services as chair of their Investment Committee. Mr. Marren has 19 years of investment industry experience.

	John C. McCraw	1993*	Mr. McCraw is a Portfolio Manger with Nicholas-Applegate having joined the firm in 1992. Before he joined Nicholas-Applegate, Mr. McCraw was branch manger/loan officer with the Citizens & Southern National Bank. He earned his BA from Flagler College and his MBA from the University of California, Irvine. He has 18 years of investment industry experience.

Allianz NACM High Yield Bond Fund	Douglas G. Forsyth, CFA	1996* (Inception)	See above.

124	Allianz Multi-Strategy Funds

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
	William L. Stickney	1996* (Inception)	Mr. Stickney joined Nicholas-Applegate in 1999 as a portfolio manager. Prior to joining the firm in 1999, he was a vice president of Institutional Fixed Income Sales with ABN AMRO, Inc., where his primary focus was on high yield corporate securities. Mr. Stickney’s previous experience was in institutional fixed income with Cowen & Company and Wayne Hummer & Company. He holds an M.B.A. from the Kellogg School of Management, Northwestern University, and a B.S. in finance from Miami University, Ohio. He has 21 years of investment industry experience.

Allianz NACM International Growth Fund	Horacio A. Valeiras, CFA	2002**	Mr. Valeiras is a Managing Director and the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Prior to joining Nicholas-Applegate in 2002, Mr. Valeiras was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. From 1992 through 2000, Mr. Valeiras was head of International Equity and asset allocation programs with Miller Anderson & Sherrerd. Mr. Valeiras started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. He has twenty years of investment management experience.

	Pedro V. Marcal	2006**	Senior Vice President, Asset Allocation Committee Member and Portfolio Manager for the Nicholas-Applegate Global Equities strategies since 2001. Lead Portfolio Manager for the Nicholas-Applegate Emerging Countries’ strategies from 1994 until 2001. He has 18 years’ total investment management experience including positions with A.B. Laffer & Associates as an economist and A-Marks Precious Metals as a precious metals trader.

Allianz NACM International Growth Opportunities Fund	Christopher A. Herrera	2007*	Mr. Herrera is a Senior Vice President and Portfolio Manager for the Nicholas-Applegate Global Equities strategies. Prior to joining Nicholas-Applegate in 2000, he was an analyst in the Investment Banking division of Lehman Brothers. Mr. Herrera earned his M.B.A. from the Haas School of Business at the University of California, Berkley and graduated cum laude with a B.S. in business administration from the University of Southern California. Mr. Herrera is a Robert Toigo Foundation Fellow and a Consortium for Graduated Study in Management Fellow. He has 12 years of investment experience.

	Nelson W. Shing	2008*	Mr. Shing is a Senior Vice President and Portfolio Manager for the Nicholas-Applegate Global Equities strategies since 2003. He also has research responsibilities for the global technology and telecommunications sectors. He was previously an analyst with Pequot Capital Management, Inc.; Morgan Stanley Investment Management, Inc.; C.Blair Asset Management, L.P.; and Credit Suisse First Boston. Mr. Shing earned his B.S. in business administration from the University of California, Berkeley. He is fluent in Mandarin Chinese and has 12 years of investment industry experience.

Allianz NACM Micro Cap Fund	K. Mathew Axline, CFA	2010	See above.

	Robert S. Marren	2007*	See above.

	John C. McCraw	1995* (Inception)	See above.

Allianz NACM Small to Mid Cap Growth Fund	K. Mathew Axline, CFA	2010	See above.

	Robert S. Marren	2007*	See above.

	John C. McCraw	1993*	See above.

Allianz NACM Ultra Micro Cap Fund	K. Mathew Axline, CFA	2010	See above.

	Robert S. Marren	2008* (Inception)	See above.

	John C. McCraw	2008* (Inception)	See above.

*	Each Portfolio Manager served as portfolio manager of the Fund’s predecessor, which reorganized into the Trust on April 12, 2010.
**	Mr. Valeiras and Mr. Marcal served as portfolio managers of Nicholas-Applegate International Growth Fund, which reorganized into the Fund on February 2, 2009.

RCM	RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of March 31, 2010, RCM had approximately $18.67 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

RCM has, in turn, retained its affiliated investment management firm, AGIA, to conduct day-to-day management of the Allianz RCM All Horizons, Allianz RCM Global EcoTrendsSM, Allianz RCM Global Water and Allianz RCM International Opportunities Funds (RCM and AGIA being referred to, collectively, with respect

Prospectus	125

to each such Fund, as the “Sub-Adviser”). Pursuant to the terms of its portfolio management agreement with RCM, AGIA has full investment discretion and makes all determinations with respect to the investment of each applicable Fund’s assets, subject to the general supervision of RCM, the Manager and the Board of Trustees. AGIA’s principal place of business is Mainzer Landstrasse 11-13, Frankfurt-am-Main, Germany, although it also has portfolio managers, analysts, compliance and other personnel under its supervision based in London, England. AGIA was established in 1990, and provides advisory services to high net worth clients and pooled products. As of March 31, 2010, AGIA managed approximately $22.95 billion, principally for clients located in Europe. Although AGIA has been registered as an investment management company in Germany since 1990, it only recently registered as an investment adviser in the United States and has limited experience managing U.S. registered investment companies.

RCM has also retained its affiliated investment management firm, RCM Asia Pacific Limited (“RCM AP”), to conduct day-to-day management of the Allianz RCM China Equity Fund (RCM and RCM AP being referred to, collectively, with respect to the Allianz RCM China Equity Fund, as the “Sub-Adviser”). Pursuant to the terms of its portfolio management agreement with RCM, RCM AP has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of RCM, the Manager and the Board of Trustees. RCM AP’s principal place of business is 21/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong. RCM AP, an indirect wholly-owned subsidiary of Allianz SE, is an SEC-registered investment advisory firm, which has been in business since 1984, either directly or through its predecessors. As of March 31, 2010, RCM AP managed approximately 12.32 billion.

The portfolio managers and analysts of RCM, RCM AP and AGIA are part of RCM Global, and they have access to and share proprietary research information developed by a team of 66 analysts strategically positioned in RCM Global’s offices worldwide as of March 31, 2010.

The individuals at RCM listed below have or share primary responsibility for managing the noted Funds.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
Allianz RCM All Horizons Fund	Paul Schofield*	2008 (Inception)	Fund Manager within the Global Equity Team at AGIA and RCM (U.K.). Mr. Schofield joined AGIA in 2006 and RCM (U.K.) in 1998 as a member of the Institutional Client Services team before transferring to the firm’s Global Equity fund management team. Prior to joining RCM (U.K.), he was with Fleming Investment Management as a Fixed Income Fund Administrator and prior to that he was with Lombard Odier International Portfolio Management Limited as an investment administrator He holds a B.A. (Hons.) in Financial Services from the University of Portsmouth.

	Lucy MacDonald, ASIP*	2008 (Inception)	CIO of Global Equities, RCM (U.K.). Prior to joining RCM in 2001, she was a Director and Senior Portfolio Manager at Baring Asset Management. She graduated from Bristol University in 1984, and is an Associate of the Society of Investment Professionals (ASIP). She has 23 years of investment industry experience.

Allianz RCM China Equity Fund	Christina Chung (Lead)	2010 (Inception)	Senior Portfolio Manager and lead manager of China/Hong Kong equity mandates at RCM AP. She has 21 years’ experience in managing Asian regional and single country portfolios for institutional and retail accounts. Prior to joining RCM AP in 1998, Ms. Chung was a senior portfolio manager with Royal Bank of Canada Investment Management. Prior to joining the Royal Bank of Canada Investment Management, Ms. Chung was a portfolio manager with Search International and an economist with HSBC Asset Management. She is a CFA charterholder.

	Richard Wu	2010 (Inception)	Portfolio Manager at RCM AP for Chinese equity mandates. He has four years of experience as a portfolio manager in Shanghi, where he was responsible for developing and managing China portfolios. Prior to joining RCM AP in 2003, Mr. Wu worked in the asset management department of Guotai Junan Securities, Shanghai.

Allianz RCM Disciplined Equity Fund	Seung H. Minn, CFA	2008 (Inception)	Senior Portfolio Manager, CIO, Disciplined Equity Group. Prior to joining RCM in 1998, he was a Senior Vice President at Putnam Investments in Boston. He received a B.S.E. in Civil Engineering and Operations Research from Princeton University, is a CFA charterholder, and is a member of the CFA Institute and the Security Analysts of San Francisco. He has 21 years of investment industry experience.

Allianz RCM Global EcoTrendsSM Fund	Bozena Jankowska (Lead)	2007 (Inception**)	Vice President and Head of Sustainability Research at AGIA and RCM (U.K.). Ms. Jankowska joined AGIA in 2006 and RCM (U.K.) in 2000 in her current role. She is based in London and heads the firm’s Sustainable Research team in London. She is responsible for RCM (U.K.)’s sustainable investment policy and strategy, and serves as lead portfolio manager of a suite of EcoTrendsSM investment products. Prior to joining RCM (U.K.), she worked for the construction firm, John Laing Plc as their Business and Environment Adviser. She graduated from the University of Sussex with a B.Sc. (Hons) in Environmental Science and earned an M.Sc. in Environmental Technology with Distinction, from Imperial College of Science, Technology and Medicine, specializing in Business and Environment. She has 9 years of investment industry experience.

126	Allianz Multi-Strategy Funds

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
	Andreas Fruschki	2009	Member of the Sustainability Research Team and Lead Water Strategy Portfolio Manager at AGIA and RCM (Frankfurt). Mr. Fruschki joined RCM’s European Research department in 2007 after completing the RCM global graduate program. Prior to this, he worked as a legal trainee with positions at the Berlin Court of Appeal, PricewaterhouseCoopers, the German Chamber of Commerce and Berlin’s City Development Department, passing the Judicial Bar Exam in 2004. Additionally, he also worked as a consultant in the corporate finance practice at PricewaterhouseCoopers in Hamburg. He graduated with distinction from the MBA program at the University of Western Sydney and holds a law degree from Humboldt University in Berlin. He is also a CFA candidate.

Allianz RCM Global Water Fund	Andreas Fruschki (Lead)	2008 (Inception)	See above.

	Bozena Jankowska	2008 (Inception)	See above.

Allianz RCM International Opportunities Fund	Matthew Bowyer, CFA*	2008 (Inception)	Director, Global Equity Fund Management Team, RCM (U.K.). Prior to joining RCM in 2004, he was a consultant to the CIO of BNP Paribas Asset Management and previously he worked at Citigroup Asset Management from 1985 until 2002 where he was responsible for over $4 billion in global, EAFE and global sector mandates. He graduated from Harvard College in 1981 with a BA in Economics and the London School of Economics in 1982 with an MSc in Economics. He has 24 years of investment industry experience.

	Lucy MacDonald, ASIP*	2008	See above.

*	Individuals share joint responsibility for the day-to-day management of the Fund.
**

Ms. Jankowska served as portfolio manager of Allianz RCM EcoTrendsSM Fund, a closed-end interval fund of the same name that reorganized into the Fund on September 2, 2008, since the inception of that fund on January 31, 2007.

Support Services Provided by AGI Capital	As noted above, AGI Capital, a registered investment adviser, is the direct or indirect parent company of NFJ and Nicholas-Applegate. AGI Capital provides common trade support, risk management, back-office operations and legal/compliance oversight services, as well as other services, for these two Sub-Advisers.

Underlying Fund Expenses	The expenses associated with investing in a “fund of funds,” such as one of the AGI Solutions Funds, are generally higher than those of mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” pay indirectly a portion of the fees and expenses charged at the underlying fund level.

The AGI Solutions Funds are structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

•	The AGI Solutions Funds’ Management Fees payable to the Manager are reduced (as described above) to offset certain fees payable by Underlying Funds.

•	The AGI Solutions Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

The following tables summarize the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on expenses incurred during the most recent fiscal year, unless otherwise indicated). Because the AGI Solutions Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, shareholders of the AGI Solutions Funds indirectly bear a proportionate share of these expenses, depending upon how the AGI Solutions Funds’ assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Fund” in each Fund Summary above.

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Funds (Allianz Funds, Allianz Multi-Strategy Funds, PIMCO Equity Series and PIMCO Funds)	Management Fees(1)		Other Expenses(2)	Total Fund Operating Expenses
Allianz Funds
CCM Capital Appreciation	0.75%		0.02%	0.77%
CCM Emerging Companies	1.55	(3)	0.02	1.57
CCM Focused Growth	0.75		0.01	0.76
CCM Mid-Cap	0.75		0.02	0.77
NACM Emerging Markets Opportunities	1.30		0.12	1.42
NACM Global	1.05		0.02	1.07
NACM Growth	0.80		0.03	0.83
NACM Income & Growth	0.95		0.02	0.97
NACM International	1.00		0.03	1.03

Prospectus	127

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Funds (Allianz Funds, Allianz Multi-Strategy Funds, PIMCO Equity Series and PIMCO Funds)	Management Fees(1)		Other Expenses(2)	Total Fund Operating Expenses
NACM Mid-Cap Growth	0.95%		0.07%	1.02%
NACM Pacific Rim	1.30		0.03	1.33
NFJ All-Cap Value	0.95		0.03	0.98
NFJ Dividend Value	0.71		0.02	0.73
NFJ International Value	0.98		0.02	1.00
NFJ Large-Cap Value	0.75		0.02	0.77
NFJ Mid-Cap Value	0.90		0.02	0.92
NFJ Renaissance	0.90		0.02	0.92
NFJ Small-Cap Value	0.87		0.02	0.89
OCC Growth	0.80		0.02	0.82
OCC Opportunity	0.95		0.02	0.97
OCC Target	0.85		0.02	0.87
RCM Disciplined International Equity	0.90		0.02	0.92
RCM Global Resources	1.05		0.01	1.06
RCM Global Small-Cap	1.35		0.03	1.38	(9)
RCM Large-Cap Growth	0.75		0.02	0.77
RCM Mid-Cap	0.77		0.02	0.79
RCM Strategic Growth	1.30		0.06	1.36
RCM Technology	1.20		0.05	1.25
Allianz Multi-Strategy Funds
NACM Convertible Fund	0.57		0.23	0.73	(5)
NACM Emerging Growth Fund	0.90		1.07	1.18	(5)
NACM High Yield Bond Fund	0.48		0.35	0.61	(5)
NACM International Growth	0.85		2.83	1.20	(5)
NACM International Growth Opportunities Fund	1.00		0.37	1.20	(5)
NACM Micro Cap Fund	1.25		0.41	1.55	(5)
NACM Small to Mid Cap Growth Fund	0.80		2.06	0.95	(5)
NACM Ultra Micro Cap Fund	1.50		4.51	2.31	(5)
NFJ Global Dividend Value	0.85		2.72	1.20	(5)
RCM All Horizons	0.95		12.96	1.30	(5)
RCM China Equity Fund	1.10		1.70	1.55	(5)
RCM Disciplined Equity	0.70		2.93	0.98	(5)
RCM Global EcoTrendsSM	1.00		0.69	1.52	(5)
RCM Global Water	0.95		0.73	1.44	(5)
RCM International Opportunities	0.85		3.71	1.20	(5)
PIMCO Equity Series
PIMCO EqS Pathfinder Fund	1.05		0.07	0.89	(6)
PIMCO Funds
PIMCO California Intermediate Municipal Bond	0.44	5	0.00	0.44	5
PIMCO California Short Duration Municipal Bond	0.33		0.00	0.33
PIMCO CommodityRealReturn Strategy	0.74		0.47	1.21	(4)
PIMCO Convertible	0.65		0.01	0.66
PIMCO Developing Local Markets	0.85		0.00	0.85
PIMCO Diversified Income	0.75		0.04	0.79
PIMCO Emerging Local Bond	0.90		0.00	0.90
PIMCO Emerging Markets Bond	0.83		0.03	0.86
PIMCO Emerging Markets and Infrastructure Bond	1.25		0.02	1.25	(7)
PIMCO Extended Duration	0.50		0.07	0.57
PIMCO Floating Income	0.55		0.08	0.63
PIMCO Foreign Bond (U.S. Dollar-Hedged)	0.50		0.20	0.70
PIMCO Foreign Bond (Unhedged)	0.50		0.37	0.87
PIMCO Fundamental Advantage Total Return Strategy	0.89		0.59	1.48
PIMCO Fundamental IndexPLUS™	0.70		0.49	1.19
PIMCO Fundamental IndexPLUS™ TR	0.79		0.81	1.60
PIMCO Global Advantage Strategy Bond	0.70		0.00	0.70
PIMCO Global Bond (U.S. Dollar-Hedged)	0.55		0.49	1.04
PIMCO Global Bond (Unhedged)	0.55		0.36	0.91
PIMCO GNMA	0.50		0.16	0.66
PIMCO Government Money Market	0.18		0.25	0.43	(8)
PIMCO High Yield	0.55		0.01	0.56
PIMCO High Yield Municipal Bond	0.55		0.00	0.54	(7)
PIMCO Income	0.45		0.61	1.01
PIMCO International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	0.75		0.01	2.46
PIMCO International StocksPLUS® TR Strategy (Unhedged)	0.64		1.04	1.68
PIMCO Investment Grade Corporate Bond	0.50		0.00	0.50

128	Allianz Multi-Strategy Funds

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Funds (Allianz Funds, Allianz Multi-Strategy Funds, PIMCO Equity Series and PIMCO Funds)	Management Fees(1)		Other Expenses(2)	Total Fund Operating Expenses
PIMCO Long Duration Total Return	0.50%		0.01%	0.51%
PIMCO Long Term Credit	0.55		0.01	0.55	(7)
PIMCO Long Term U.S. Government	0.47	5	0.03	0.50	5
PIMCO Low Duration	0.46		0.03	0.49
PIMCO Low Duration II	0.50		0.00	0.50
PIMCO Low Duration III	0.50		0.70	1.20
PIMCO Moderate Duration	0.46		0.08	0.54
PIMCO Money Market	0.50		1.10	1.60
PIMCO Mortgage-Backed Securities	0.50		1.10	1.60
PIMCO Municipal Bond	0.44		0.00	0.44
PIMCO MuniGo	0.40		0.09	0.40	(7)
PIMCO New York Municipal Bond	0.44	5	0.00	0.44	5
PIMCO Real Return Asset	0.55		0.16	0.71
PIMCO Real Return	0.45		0.20	0.65
PIMCO RealEstate-RealReturn Strategy	0.74		0.14	0.88
PIMCO Short Duration Municipal Income	0.33		0.00	0.33
PIMCO Short-Term	0.45		0.05	0.50
PIMCO Small Cap StocksPLUS® TR	0.69		0.33	1.02
PIMCO StocksPLUS®	0.50		0.60	1.10
PIMCO StocksPLUS® Long Duration	0.59		0.22	0.40	(7)
PIMCO StocksPLUS® Total Return	0.64		1.92	2.56
PIMCO StocksPLUS® TR Short Strategy	0.69		0.74	1.43
PIMCO Total Return	0.46		0.18	0.64
PIMCO Total Return II	0.50		0.50	1.00
PIMCO Total Return III	0.50		0.32	0.82
PIMCO Treasury Money Market	0.18		0.03	0.18	(7)(8)
PIMCO Unconstrained Bond	0.70		0.00	0.70
PIMCO Unconstrained Tax Managed Bond	0.70		0.00	0.70

(1)

“Management Fees” reflects the combination of investment advisory fees and administrative fees paid by each Allianz Funds and Allianz Multi-Strategy Funds fund to Allianz Global Fund Management and each PIMCO fund to Pacific Investment Management Company LLC (“PIMCO”) under separate agreements during the most recent fiscal year. In return for the administrative fee, Allianz Global Fund Management and PIMCO provide administrative services and also bears the costs of most third-party administrative services required by each fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

(2)

Other Expenses includes expenses (e.g., organizational expenses, interest expenses, acquired funds fees and expenses and pro rata trustee fees) attributable to the Institutional Class shares of the Underlying Funds. For certain Underlying Funds in their initial fiscal year, Other Expenses are based on estimated amounts.

(3)

The Advisory Fee for the Underlying Fund does not reflect a voluntary fee waiver of 0.10% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 1.15%, and the Management Fees will be 1.45%.

(4)

The CommodityRealReturn Strategy Fund’s subsidiary (the “Subsidiary”) has entered into a separate contract with PIMCO for the Management of the subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and the administration fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the administration fee it receives from the Underlying Fund in an amount equal to the advisory fee and administration fee, respectively, paid to PIMCO by the Subsidiary (as described above). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(5)

Reflects the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2011, (June 30, 2011 for RCM China Equity Fund), to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, (and, for the New NACM Funds, Trustees’ expenses) exceed the Total Fund Operating Expenses figure reflected in the table.

(6)

PIMCO has contractually agreed, through October 31, 2011, to reduce its supervisory and administrative fee, or reimburse the Underlying Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Underlying Fund’s average net assets attributable to each class of shares, respectively. PIMCO has also contractually agreed, through October 31, 2011, to reduce its advisory fee by 0.16% of the average daily net assets of the Underlying Fund.

(7)

Reflects the effect of a contractual agreement by PIMCO to waive, through July 31, 2010, a portion of its advisory fee equal to 0.01% of average daily net assets. Additionally, PIMCO has agreed, through July 21, 2010, to waive a portion of its supervisory and administrative fee equal to 0.05% of average daily net assets attributable in the aggregate to the Fund’s Class D shares.

(8)	Because the Underlying Fund does not offer Institutional Class shares, the expenses for the Underlying Fund are based upon Class M shares.
(9)

The Advisory Fee for the Underlying Fund does not reflect a voluntary fee waiver of 0.05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.95%, and the Management Fees will be 1.30%.

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Class I and II shares):
Underlying Fund (Nicholas-Applegate Institutional Funds)	Advisory Fees(1)	Administrative Fees(1)	Other Expenses(2)	Total Fund Operating Expenses
Nicholas-Applegate Emerging Markets (Class II)	0.90%	0.32%	0.18%	1.40%
Nicholas-Applegate Global Select (Class II)	0.65	0.42	0.10	1.17
Nicholas-Applegate International Systematic (Class II)	0.50	0.33	0.19	1.02
Nicholas-Applegate U.S. Systematic Large Cap (Class II)	0.45	0.49	0.22	1.16

(1)

While the Allianz Funds, Allianz Multi-Strategy Funds, PIMCO Equity Series and PIMCO Funds have a combined Management Fee, Nicholas-Applegate Institutional Funds have an advisory fee and an administrative fee, which are paid by an Underlying Fund to the Adviser for furnishing an investment program, either directly or through others selected by it, and to the Administrator for providing administrative services for the Fund and bearing the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

(2)

Other Expenses includes expenses (e.g., interest expenses and pro rata trustee fees) attributable to the Class I and Class II shares of the Underlying Funds. For certain Underlying Funds in their initial fiscal year, Other Expenses are based on estimated amounts.

Prospectus	129

Potential Conflicts of Interest	AGI Solutions has broad discretion to allocate and reallocate the AGI Solutions Funds’ assets among the Underlying Funds consistent with each AGI Solutions Fund’s investment objectives and policies and asset allocation targets and ranges. The Manager and/or its affiliates directly or indirectly receive fees (including investment advisory, investment management and administrative fees) from the Underlying Funds in which the AGI Solutions Funds invest. In this regard, the Manager or AGI Solutions may have a financial incentive for the AGI Solutions Funds’ assets to be invested in Underlying Funds with higher fees than other Underlying Funds, even if it believes that alternate investments would better serve the AGI Solutions Funds’ investment program. Additionally, because the Manager has agreed to waive a substantial part of its Management Fee with respect to assets invested in Underlying Funds, the Manager may have an incentive to maximize direct investment outside of Underlying Funds and Other Acquired Funds. However, this fee waiver is intended to address the potential conflict of interest as to the incentive of the Manager and AGI Solutions to invest the AGI Solutions Funds’ assets in Underlying Funds and Other Acquired Funds. AGI Solutions and the Manager are legally obligated to disregard those incentives in making asset allocation decisions for the AGI Solutions Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the AGI Solutions Funds and any Underlying Funds for which they also act in a similar capacity.

Manager/Sub-Adviser Relationship	Shareholders of each of the NACM, NFJ and RCM Funds have granted approval to the Manager to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC (the “Exemptive Order”) with respect to certain other open-end funds within the Allianz family of funds. One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Currently the Exemptive Order does not apply to the Trust. In addition, the Exemptive Order currently does not apply to sub-advisory agreements with affiliates of the Manager without shareholder approval, unless those affiliates are wholly-owned by Allianz. Because RCM, RCM AP and AGIA are not wholly-owned by Allianz, the Exemptive Order does not currently apply to Funds sub-advised by RCM, RCM AP or AGIA. However, the Trust and the Manager may seek further exemptive and no-action relief in order to permit the Trust to rely on the terms of the Exemptive Order.

Distributor	The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an indirect subsidiary of Allianz, Allianz Global Fund Management’s parent company. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the SEC.

Regulatory and Litigation Matters	In June and September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and AGID and certain of their affiliates, agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which Allianz Global Fund Management serves as investment manager. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The investment manager settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds formerly sub-advised by PEA. Allianz Global Fund Management, PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid and its affiliates agreed to pay a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. None of these settlements alleged that any inappropriate activity took place with respect to the Funds. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGI, Allianz Global Fund Management, AGID, PEA and certain of their employees have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders. After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

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It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, Allianz Global Fund Management, the Sub-Advisers and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on Allianz Global Fund Management’s, the Sub-Advisers’ or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of Allianz Global Fund Management, the Sub-Advisers or AGID to perform their respective contracts with respect to the Funds.

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Classes of Shares—Institutional Class, Class P, Administrative Class and Class D Shares

The Trust offers investors Institutional Class, Class P, Administrative Class and Class D shares of the Funds in this Prospectus. The Fund Summaries at the beginning of this Prospectus indicate which classes are offered for each Fund.

The Funds do not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class, Class P, Administrative Class or Class D shares of the Funds offered in this Prospectus.

Some of the share classes are generally subject to a higher level of operating expenses than other share classes due to the additional service and/or distribution fees paid by such shares as described below. The share classes that are not subject to these expenses, or that are subject to lower expenses, will generally pay higher dividends and have a more favorable investment return.

Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

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Service and Distribution (12b-1) Fees—Administrative Class Shares.  The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund that offers Administrative Class shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the Funds that offer Administrative Class shares to use their Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for costs and expenses incurred in connection with providing certain administrative services to Administrative Class shareholders.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

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Service Fees—Class P Shares.  The Trust has adopted an Administrative Services Plan for Class P shares of the Funds. The Plan allows a Fund to use its Class P assets to pay financial intermediaries that provide services relating to Class P shares. The Administrative Services Plan permits payments for the provision of certain administrative, recordkeeping and other services to Class P shareholders. The Plan permits a Fund to make service fee payments at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to its Class P shares. Because these fees are paid out of a Fund’s Class P assets on an ongoing basis, over time they will increase the cost of an investment in Class P shares.

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Arrangements with Service Agents—Institutional Class, Class P and Administrative Class Shares.   Institutional Class, Class P and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers. The Trust pays service and/or distribution fees with respect to Administrative Class shares indirectly to such entities. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding

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purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom the Trust may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize the Manager’s investor advisory services or invest in the Funds or in other products sponsored by Allianz and its affiliates.

For Class P shares, the Manager may make arrangements for the Funds to make payments, directly or through the Manager or its affiliate, for providing certain services with respect to Class P shares of the Funds held through such service agents, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; furnishing shareholder sub-accounting; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, may vary from firm to firm. For these services, a Fund may pay an annual fee of up to 0.10% of the value of the assets in the relevant accounts. In the event the Distributor provides similar services to certain Class P shareholders, it may receive service agent fees under the Administrative Services Plan for Class P shares. These amounts would be in addition to amounts paid by the Funds to the Trust’s transfer agents or other service providers as well as in addition to amounts described under “Payments to Financial Firms” below. The Manager and its affiliates do not audit the service agents to determine whether they are providing the services for which they are receiving such payments.

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12b-1 Plan for Class D Shares.  The Funds have adopted a servicing plan for their Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Funds pay to the Distributor up to 0.25% per annum of the Fund’s average daily net assets attributable to Class D shares as compensation in respect of services in connection with the distribution of Class D shares or the provision of shareholder services. Based on the types of services that are expected to be provided in respect of Class D shares, each Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of FINRA. Some or all of the activities for which these servicing fees are paid may be deemed to be primarily intended to result in the sale of Class D shares. Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Financial Service Firms—Class D Shares.  Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by a shareholder’s account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. A firm may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on Class D shares of the Funds.

A financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by a Fund, the Manager or another affiliate of the Fund (at an annual rate generally not to exceed 0.35% (up to 0.25% may be paid by the Fund) of the Fund’s average daily net assets attributable to its Class D shares purchased through such firm for its clients, although payments with respect to shares in retirement plans may be higher). A firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Shareholders who hold Class D shares of a Fund through a financial service firm should contact that firm for information.

This Prospectus should be read in connection with a financial service firm’s materials regarding its fees and services.

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Payments to Financial Firms.  Some or all of the distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which a shareholder purchases shares. Payments are made to financial firms selected by the Distributor or its affiliates. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

Pursuant to arrangements with the Distributor, selected financial service firms provide varying investment products, programs or accounts through which their clients may purchase and redeem Class D shares of the Funds. These firms generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by client accounts, and may arrange with their clients for other investment or administrative services. Financial service firms typically have omnibus accounts and similar arrangements with the Trust and are paid for providing sub-transfer agency and other administrative and shareholder services. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Each Fund may pay for these services directly or indirectly at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by each Fund under the Rule 12b-1 Plan for Class D shares described above) of each Fund’s average daily net assets attributable to its Class D shares and purchased through a particular firm for its clients, although payments with respect to shares in retirement plans are often higher. These amounts would be in addition to amounts paid to the Trust’s transfer agents or other service providers as well as in addition to any amounts described below. These payments may be material to financial service firms relative to other compensation paid by the Funds and/or the Distributor, the Manager and their affiliates and may be in addition to other fees, such as the revenue sharing or “shelf space” fees described below. The payments described above may be greater or less than amounts paid by the Funds to the Trust’s transfer agents for providing similar services to other accounts. The Distributor and the Manager do not audit the financial service firms to determine whether they are providing the services for which they are receiving such payments.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in series of the Trust and Allianz Funds and 0.03% of the assets invested in series of PIMCO Funds and PIMCO Equity Series. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formulae.

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There are a few relationships on different bases. Currently, the payments described in this paragraph are not generally made with respect to Institutional Class, Class P or Administrative Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms and make payments to financial firms to help offset the cost associated with processing transactions in Fund shares.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Manager and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares.

How to Buy and Sell Shares

Buying Shares—Institutional Class, Class P, and Administrative Class Shares	Investors may purchase Institutional Class, Class P and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and each Fund pays service fees to these entities for services they provide to Class P shareholders. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

With respect to Institutional Class and Administrative Class shares, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

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Investment Minimums.  The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

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The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

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Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to Allianz Funds, c/o Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Institutional Class, Class P and Administrative Class shares only by wiring federal funds to the Trust’s transfer agent, Boston Financial Data Services—Midwest (“Transfer Agent”), 330 West 9th Street, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-498-5413 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, and amount being wired.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Manager or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers, or in other circumstances as may be agreed to by the Manager.

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Additional Investments.  An investor may purchase additional Institutional Class, Class P and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

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Other Purchase Information.  Purchases of a Fund’s Institutional Class, Class P and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Classes of shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of the Funds are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Manager or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

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Retirement Plans.  Institutional Class, Class P, Administrative Class and Class D shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Buying Shares—Class D Shares

Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in

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particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms—Class D Shares” above.

Class D shares are offered through financial service firms. In connection with purchases, a financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge for such services. To purchase shares of the Funds directly from the Distributor, an investor should inquire about the other classes of shares offered by the Trust. An investor may call the Distributor at 1-800-426-0107 for information about other investment options.

Class D shares of the Funds will be held in a shareholder’s account at a financial service firm and, generally, the firm will hold a shareholder’s Class D shares in nominee or street name as your agent. In most cases, the Transfer Agent will have no information with respect to or control over accounts of specific Class D shareholders and a shareholder may obtain information about accounts only through the financial service firm. In certain circumstances, the firm may arrange to have shares held in a shareholder’s name or a shareholder may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, a shareholder may contact the Distributor at 1-800-426-0107 for information about the account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Investment Minimums.  The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

A financial service firm may impose different investment minimums than the Trust. For example, if a shareholder’s firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when a shareholder invests in Class D shares of the Fund through the firm. A Class D shareholder should contact the financial service firm for information. The Funds or the Funds’ distributor may waive the minimum initial investment at their discretion.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations	A purchase order received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

A redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an authorized person.

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The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ and Underlying Funds’ (for purposes of this section, the “Funds”) investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and more difficult to value.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Manager, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Trust and its service providers to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

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Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person who opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Selling Shares—Institutional Class, Class P and Administrative Class shares	•

Redemptions by Mail.  An investor may redeem (sell) Institutional Class, Class P and Administrative Class shares by submitting a written request to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

•

Redemptions by Telephone or Other Wire Communication.  An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

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Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays (which may be considerable) in exercising telephone redemption privileges during periods of market volatility. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Other Redemption Information.  Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by an authorized person, and accompanied by a Medallion signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Medallion Signature Guarantee.”

Selling Shares—Class D shares	You can sell (redeem) Class D shares through your financial service firm on any day the New York Stock Exchange is open. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-800-426-0107 for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Medallion Signature Guarantee.”

Redemptions in Kind	The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Medallion Signature Guarantee	When a signature guarantee is called for, a “Medallion” signature guarantee will be required. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

A Medallion signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

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Minimum Account Size	Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

•

Institutional Class, Class P and Administrative Class.  The Trust reserves the right to redeem Institutional Class, Class P and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

•

Class D.  Investors should maintain an account balance in Class D shares of each Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s Class D shares balance for any Fund remains below the minimum for three months or longer, the Manager has the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining Class D shares and close that Fund account after giving the investor 60 days to increase the account balance. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or if the aggregate value of all the investor’s holdings in accounts with the Trust, Allianz Funds, PIMCO Equity Series and PIMCO Funds exceeds $50,000.

Exchange Privilege	Except as provided below or in the applicable Funds’ or series’ prospectus(es), an investor may exchange Institutional Class, Class P, Administrative Class or Class D shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs of the shares involved. An investor may also exchange shares of a Fund for shares of the same class of a series of the Trust, Allianz Funds, PIMCO Equity Series or of PIMCO Funds, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Trust.

In the case of Institutional Class, Class P and Administrative Class shares, an exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413. For Class D shares, please contact your financial service firm to exchange shares and for additional information about the exchange privilege.

Shares of all classes are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Trust or its designee. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information.

The Trust and the Manager each reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” above. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

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The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of a Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-498-5413. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of each class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The assets of each Global Investors Solutions Fund consist predominantly of shares of the Underlying Funds, which are valued at their respective Funds. Fund and Underlying Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees of the Funds or an Underlying Fund may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Market values for Underlying Funds are generally equal to their published NAVs as of the Valuation Time. Short-term investments by the Funds and the Underlying Funds having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Funds may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in

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the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on certain classes of shares are expected to be lower than dividends on other shares as a result of the administrative fees, distribution and/or servicing fees or other expenses applicable only to certain classes of shares. The table below shows when each Fund intends to declare and distribute income dividends to shareholders of record. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

Allianz Fund	At Least Annually	Quarterly	Monthly
Core Allocation, NACM Convertible and Retirement Income Funds		•
NACM High Yield Fund			•

AGIS 2015, AGIS 2020, AGIS 2030, AGIS 2040, AGIS 2050, AGIS Growth Allocation, NACM Emerging Growth, NACM Micro Cap, NACM International Growth, NACM International Growth Opportunities, NACM Small to Mid Cap Growth, NACM Ultra Micro Cap, RCM All Horizons, RCM China Equity Fund, RCM Disciplined Equity, RCM International Opportunities, RCM Global EcoTrendsSM, and RCM Global Water Funds

•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The amounts of a Fund’s distributions to shareholders may vary from period to period.

A Fund’s dividend and capital gain distributions with respect to Administrative Class, Class P or Institutional Class shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

For Class D shares, you can choose from the following distribution options:

•	Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.

•

Invest all distributions in Class D shares of any other Fund or series of the Trust, Allianz Funds, PIMCO Equity Series or PIMCO Funds that offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option when your account is established.

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•	Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). You must elect this option when your account is established.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact the Trust at 1-800-498-5413. For Class D shares, you should contact your financial service firm or call the Distributor at 1-800-426-0107.

Tax Consequences

This section summarizes some of the important U.S. federal income tax consequences to U.S. persons of investing in the Funds. An investment in the Funds may have other tax implications. You should consult your tax advisor for information concerning the possible application of federal, state, local, or non-U.S. tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. A Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

•

Taxes on Fund Distributions.  If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. The Funds will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you received each year.

For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. The treatment of Fund distributions of capital gains is based on how long the Fund owned (or is deemed to have owned) the investments that generated those gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Distributions of net short-term capital gains in excess of net long-term capital losses will be taxable to you as ordinary income.

For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed to individual shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. If a Fund receives dividends from an Underlying Fund that the Underlying Fund has designated as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Funds meets holding period and other requirements with respect to shares of the Underlying Fund.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s current and accumulated earnings and

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profits. In that case, the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of your shares.

To the extent that a Fund has capital loss carryforwards from prior taxable years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If that Fund then makes distributions of capital gains in excess of such reduced net capital gains, the amount of the excess will be supported by the Fund’s “current earnings and profits,” and will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Regardless of whether such excess amount is retained or distributed, the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

The Target Funds’ use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Target Funds, and, therefore, could increase the amount of taxes payable by shareholders. See “Taxation—Fund Distributions” in the Statement of Additional Information.

•

Taxes When You Sell (Redeem) or Exchange Your Shares.  Any gain resulting from the sale (or redemption) of Fund shares generally will be taxed to you as capital gain. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale and any gain realized on such transfer will be taxed as capital gain.

Redemption by a Target Fund of Underlying Fund Shares.  Depending on a Fund’s percentage ownership in an Underlying Fund before and after a redemption of Underlying Fund shares, the Fund’s redemption of shares of such Underlying Fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying Fund. This would be the case where a Fund holds a significant interest in an Underlying Fund and redeems only a relatively small portion of such interest. This could cause you to recognize higher amounts of ordinary income than if you had held the shares of the Underlying Funds directly. In addition, in certain circumstances, the “wash sale” rules may defer losses that have been generated by a Fund’s sale of Underlying Fund shares.

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A Note on Non-U.S. Investments.  A Fund or Underlying Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Eligible funds may be able to pass through to you a deduction or credit for foreign taxes. A Fund or Underlying Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

•

Backup Withholding.  The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Funds with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate will likely be 28% for amounts paid before January 1, 2011 and is currently scheduled to increase to 31% for amounts paid thereafter.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified in the Fund Summaries and under “Principal Investments and Strategies of Each Fund” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the

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portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Manager, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Disclosure Relating to AGI Solutions Funds	As each AGI Solutions Fund intends to invest its assets primarily in shares of the Underlying Funds, the risks of investing in a Global Investors Solutions Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as each AGI Solutions Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such forwards, options, futures contracts or swap agreements, a AGI Solutions Fund may be directly exposed to certain risks described below. These descriptions are intended to address both direct investments by the AGI Solutions Funds and, where applicable, indirect exposure to securities and other instruments that the Funds may gain through investing in Underlying Funds and Other Acquired Funds. As such, unless stated otherwise, any reference in this section only to “Funds” includes both the Funds and Underlying Funds.

For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by calling 1-800-498-5413 (for the Trust or Allianz Funds), 1-800-927-4648 (for PIMCO Equity Series or PIMCO Funds) or 1-800-551-8043 (for Nicholas-Applegate Institutional Funds).

Common Stocks and Other Equity Securities	Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy. Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s earnings growth or other prospects is wrong, or if the portfolio manager’s judgment of how other investors will value the company is wrong, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts, such as ADRs, EDRs and GDRs, as described under “Non-U.S. Securities” below.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds

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resulting from a liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specified and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.

Companies with Smaller Market Capitalizations	Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks. Furthermore, as companies’ market capitalizations fall due to declining markets or other circumstances, such companies will have increased exposure to these risks.

Initial Public Offerings	The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Non-U.S. Securities	The Funds may invest in foreign (non-U.S.) securities. The Funds (other than the RCM Funds and the Underlying Funds sub-advised by RCM, collectively, for the purpose of this sub-section, referred to as the “RCM Funds”) define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). For the RCM Funds, RCM considers non-U.S. securities to include the following types of equity and equity-related instruments (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities. It is expected that the Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges, however, the Funds may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S. markets.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest

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in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities could be subject to withholding and other foreign taxes. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities	Each of the Funds that may invest in non-U.S. securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the applicable Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Funds with percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies organized or headquartered in emerging market countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies	A Fund that invests directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, such as hedging against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, gaining leverage and increasing exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign

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currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, any such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, to the extent that it engages in foreign currency transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s).

Derivatives	Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize (unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund”) include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds that may use derivatives may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

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Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. In addition, a Fund’s use of derivatives may accelerate and/or increase the amount of taxes payable by shareholders. Derivative instruments are also subject to the risk of ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Related Instruments	Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that a Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, a Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

Defensive Strategies	In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. Each of the Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

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Fixed Income Securities	As used in this Prospectus, the term “fixed income securities” includes, without limitation: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the Funds may invest in derivatives based on fixed income securities. Although most of the Funds focus on equity and related investments, the Funds may also have significant investment exposure to fixed income securities through investments of cash collateral from loans of portfolio securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities or durations tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities	Securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by a Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by a rating agency may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Credit Ratings and Unrated Securities	A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. An Appendix to the Funds’ Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Sub-Advisers do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

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The Funds may purchase unrated securities (which are not rated by a rating agency) if the applicable Sub-Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Advisers may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Advisers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Rule 144A Securities	Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to each Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Variable and Floating Rate Securities	Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold.

Convertible Securities	Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income

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producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Loans of Portfolio Securities	For the purposes of achieving income, each Fund may lend its portfolio securities to brokers, dealers and other financial institution provided a number of conditions are satisfied, including that the loan is fully collateralized. Each Fund may (but is not required to) lend portfolio securities representing up to 33 1/3% of its total assets, and many Underlying Funds lend securities to a similar degree. Collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. The Funds do not currently have a program in place pursuant to which they could lend portfolio securities. However, they may establish such a program in the future. Please see “Investment Objectives and Policies – Securities Loans” in the Statement of Additional Information for details.

Short Sales	Each Fund may make use of short sales for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. Alternatively or in combination with direct short sales, the Fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund may engage in short sales that are not “against the box,” which involve additional risks. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. A Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by Funds that utilize short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, a Fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Fund’s short-selling of individual securities on adequate terms. Following recent economic developments,

Prospectus	153

including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, Funds may be unable to engage in short sales of individual securities on practicable terms and may instead seek all of their short exposure through derivatives. This circumstance may change in the future, either as new counterparties or trading structures become available or as counterparties that previously acted as prime brokers to mutual funds expand the scope of services they provide. To the extent a Fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above.

When-Issued, Delayed Delivery and Forward Commitment Transactions	Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings	Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

Each Fund also may borrow money to the extent permitted under the 1940 Act, subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Reverse repurchase agreements, dollar rolls and other forms of borrowings will create leveraging risk for a Fund. See “Summary of Principal Risks—Leveraging Risk.”

Illiquid Securities	Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REITs and Real Estate-Linked Derivatives

The Funds may invest in real estate investment trusts (REITs) or real estate-linked derivative instruments. REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity

154	Allianz Multi-Strategy Funds

REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs or real estate-linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Investment in Other Investment Companies	Each Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience substantially increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the RCM All Horizons, NACM High Yield Bond, NACM International Growth and NACM Small to Mid Cap Growth Funds had a portfolio turnover rate in excess of 100%. These and other Funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies

The investment objective of each of the Funds is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the NACM Convertible, NFJ Global Dividend Value, NACM High Yield Bond, NACM Micro Cap, NACM Small to

Prospectus	155

Mid Cap Growth, NACM Ultra Micro Cap, RCM Disciplined Equity, RCM Global EcoTrendsSM and RCM Global Water Funds has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 (which policy is set forth in the Statement of Additional Information) and will not change such policy as it is stated in each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the SEC from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds	In addition to the risks described under “Summary of Principal Risks” above and in this section, certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds (including Funds that have lost significant assets through market declines or redemptions) may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure	Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. The Funds sub-advised by RCM may use GrassrootsSM Research in addition to their traditional research activities. GrassrootsSM Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of RCM’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations	Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Manager or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

156	Allianz Multi-Strategy Funds

Financial Highlights

The financial highlights tables below are intended to help you understand the financial performance of each class of shares of each Fund (including the Allianz NACM International Growth Fund, but excluding all other NACM Funds) for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Financial highlights for the NACM Funds other than the Allianz NACM International Growth Fund are provided in separate tables at the end of this section. The RCM China Equity Fund recently commenced operations and as a result financial highlights are not available for this Fund; financial statements for this Fund are not included in the Trust’s annual reports for the periods shown.

Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

For a share outstanding for the period ended:	Net Asset Value Beginning of Period	Net Investment Income(a)	Net Realized and Change in Unrealized Gain(a)	Total from Investment Operations	Net Asset Value End of Period	Total Return(b)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets with Fee Waiver and Reimbursement(c)(d)	Ratio of Expenses to Average Net Assets without Fee Waiver and Reimbursement(c)(d)	Ratio of Net Investment Income to Average Net Assets(c)(d)	Portfolio Turnover
AGI Solutions 2015:
Class D
12/29/2008* –11/30/2009	$15.00	$0.53	$2.87	$3.40	$18.40	22.67%	$91	0.50%	8.84%	3.36%	21%
Class P
12/29/2008* – 11/30/2009	15.00	0.53	2.90	3.43	18.43	22.87	12	0.30	6.52	3.56	21
Institutional Class
12/29/2008* – 11/30/2009	15.00	0.55	2.90	3.45	18.45	23.00	4,306	0.20	6.42	3.66	21
Administrative Class
12/29/2008* – 11/30/2009	15.00	0.51	2.89	3.40	18.40	22.67	12	0.45	6.67	3.41	21
AGI Solutions 2020:
Class D
12/29/2008* – 11/30/2009	$15.00	$0.53	$3.06	$3.59	$18.59	23.93%	$65	0.53%	10.35%	3.38%	25%
Class P
12/29/2008* – 11/30/2009	15.00	0.54	3.08	3.62	18.62	24.13	13	0.33	6.56	3.58	25
Institutional Class
12/29/2008* – 11/30/2009	15.00	0.55	3.09	3.64	18.64	24.27	3,654	0.23	6.46	3.68	25
Administrative Class
12/29/2008* – 11/30/2009	15.00	0.52	3.08	3.60	18.60	24.00	12	0.48	6.71	3.43	25

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

Prospectus	157

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value Beginning of Period	Net Investment Income(a)	Net Realized and Change in Unrealized Gain(a)	Total from Investment Operations	Net Asset Value End of Period	Total Return(b)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement(c)(d)	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement(c)(d)	Ratio of Net Investment Income to Average Net Assets(c)(d)	Portfolio Turnover
AGI Solutions 2030:
Class D
12/29/2008* – 11/30/2009	$15.00	$0.41	$3.99	$4.40	$19.40	29.33%	$123	0.63%	8.98%	2.47%	11%
Class P
12/29/2008* – 11/30/2009	15.00	0.41	4.04	4.45	19.45	29.67	13	0.43	6.37	2.67	11
Institutional Class
12/29/2008* – 11/30/2009	15.00	0.43	4.04	4.47	19.47	29.80	4,163	0.33	6.27	2.77	11
Administrative Class
12/29/2008* – 11/30/2009	15.00	0.39	4.04	4.43	19.43	29.53	13	0.58	6.52	2.52	11
AGI Solutions 2040:
Class D
12/29/2008* – 11/30/2009	$15.00	$0.32	$4.73	$5.05	$20.05	33.67%	$45	0.56%	10.43%	1.93%	13%
Class P
12/29/2008* – 11/30/2009	15.00	0.33	4.79	5.12	20.12	34.13	13	0.36	6.43	2.13	13
Institutional Class
12/29/2008* – 11/30/2009	15.00	0.35	4.78	5.13	20.13	34.20	4,100	0.26	6.33	2.23	13
Administrative Class
12/29/2008* – 11/30/2009	15.00	0.31	4.78	5.09	20.09	33.93	13	0.51	6.58	1.98	13

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

158	Allianz Multi-Strategy Funds

For a share outstanding for the period ended:	Net Asset Value Beginning of Period	Net Investment Income(a)	Net Realized and Change in Unrealized Gain(a)	Total from Investment Operations	Net Asset Value End of Period	Total Return(b)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement(c)(d)	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement(c)(d)	Ratio of Net Investment Income to Average Net Assets(c)(d)	Portfolio Turnover
AGI Solutions 2050:
Class D
12/29/2008* – 11/30/2009	$15.00	$0.32	$4.77	$5.09	$20.09	33.93%	$91	0.56%	11.64%	1.91%	11%
Class P
12/29/2008* – 11/30/2009	15.00	0.33	4.81	5.14	20.14	34.27	14	0.36	7.10	2.11	11
Institutional Class
12/29/2008* – 11/30/2009	15.00	0.34	4.82	5.16	20.16	34.40	3,963	0.26	7.00	2.21	11
Administrative Class
12/29/2008* – 11/30/2009	15.00	0.30	4.81	5.11	20.11	34.07	14	0.51	7.25	1.96	11

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

Prospectus	159

Financial Highlights (continued)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income(a)	Net Realized and Change in Unrealized Gain (Loss)(a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital	Total Dividends and Distributions	Redemption Fees(a)		Net Asset Value End of Period	Total Return(c)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement(d)		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement(d)		Ratio of Net Investment Income to Average Net Assets(d)		Portfolio Turnover
AGI Solutions Core Allocation:
Class D
7/1/2009** – 11/30/2009	$8.44	$0.08	$1.35	$1.43	$(0.04)	$—	$—	$(0.04)	$—		$9.83	16.95%	$13	0.52	%(e)	1.38	%(e)	1.98	%(e)	11%
5/4/09* – 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—	(0.01)	(0.05)	—		8.44	3.55	10	0.52	(e)	1.34	(e)	1.85	(e)	69
Class P
7/1/2009** – 11/30/2009	8.44	0.08	1.36	1.44	(0.04)	—	—	(0.04)	—		9.84	16.99	1,658	0.31	(e)	1.21	(e)	2.19	(e)	11
5/4/09* – 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—	(0.01)	(0.05)	—		8.44	3.55	1,477	0.27	(e)	1.37	(e)	2.04	(e)	69
Institutional Class
7/1/2009** – 11/30/2009	8.38	0.09	1.34	1.43	(0.04)	—	—	(0.04)	—		9.77	17.14	31,841	0.20	(e)	1.11	(e)	2.30	(e)	11
6/30/2009	10.55	0.33	(1.97)	(1.64)	(0.43)	—	(0.10)	(0.53)	—	(b)	8.38	(15.16)	16,150	0.13		0.30		3.89		69
6/30/2008	12.54	0.36	(0.91)	(0.55)	(0.98)	(0.32)	(0.14)	(1.44)	—	(b)	10.55	(4.85)	15,564	0.10		0.10		3.04		17
6/30/2007	11.80	0.33	1.44	1.77	(0.88)	(0.15)	—	(1.03)	—	(b)	12.54	15.49	13,155	0.17		0.17		2.64		17
6/30/2006	11.09	0.24	0.82	1.06	(0.22)	(0.13)	—	(0.35)	—	(b)	11.80	9.56	745	0.10		0.10		2.05		6
6/30/2005	10.61	0.32	0.45	0.77	(0.29)	—	—	(0.29)	—		11.09	7.35	909	0.10		0.15		2.93		25
Administrative Class
7/1/2009** – 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—	—	(0.04)	—		9.83	17.07	12	0.52	(e)	1.36	(e)	1.98	(e)	11
5/4/09* – 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—	(0.01)	(0.05)	—		8.44	3.57	10	0.32	(e)	1.20	(e)	2.05	(e)	69

*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $.01.
(c)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.

160	Allianz Multi-Strategy Funds

For a share outstanding for the period ended:	Net Asset Value Beginning of Period	Net Investment Income(a)	Net Realized and Change in Unrealized Gain(a)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value End of Period	Total Return(b)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets with Fee Waiver and Reimbursement(c)(d)	Ratio of Expenses to Average Net Assets without Fee Waiver and Reimbursement(c)(d)	Ratio of Net Investment Income to Average Net Assets(c)(d)	Portfolio Turnover
AGI Solutions Growth Allocation:
Class D
4/27/2009* – 11/30/2009	$15.00	$0.17	$4.79	$4.96	$—	$19.96	33.07%	$13	0.54%	6.46%	1.57%	6%
Class P
4/27/2009* – 11/30/2009	15.00	0.19	4.80	4.99	—	19.99	33.27	13	0.34	6.31	1.77	6
Institutional Class
4/27/2009* – 11/30/2009	15.00	0.20	4.80	5.00	—	20.00	33.33	3,920	0.24	6.21	1.87	6
Administrative Class
4/27/2009* – 11/30/2009	15.00	0.17	4.80	4.97	—	19.97	33.13	13	0.49	6.46	1.62	6
AGI Solutions Retirement Income:
Class D
12/29/2008* – 11/30/2009	$15.00	$0.52	$2.72	$3.24	$(0.41)	$17.83	21.93%	$73	0.52%	8.81%	3.42%	26%
Class P
12/29/2008* – 11/30/2009	15.00	0.54	2.74	3.28	(0.43)	17.85	22.19	12	0.32	6.06	3.62	26
Institutional Class
12/29/2008* – 11/30/2009	15.00	0.55	2.74	3.29	(0.44)	17.85	22.30	3,779	0.22	5.96	3.72	26
Administrative Class
12/29/2008* – 11/30/2009	15.00	0.52	2.74	3.26	(0.43)	17.83	22.03	12	0.47	6.21	3.47	26

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

Prospectus	161

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain (Loss)(a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(b)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
NACM International Growth:
Class D
2/2/2009* – 11/30/2009	$3.40	$0.03	$1.15	$1.18	$—	$—	$—	$4.58	34.71%	$22	1.56	%(c)	4.40	%(c)	0.69	%(c)	133%
Class P
2/2/2009* – 11/30/2009	3.40	0.04	1.15	1.19	—	—	—	4.59	35.00	14	1.30	(c)	4.25	(c)	0.95	(c)	133
Institutional Class
11/30/2009	4.98	0.06	0.90	0.96	(0.17)	(1.17)	(1.34)	4.60	29.21	7,458	0.95		3.91		1.30		133
4/1/2008** – 11/30/2008	8.46	0.10	(3.58)	(3.48)	—	—	—	4.98	(41.13)	5,878	1.42		1.42	(d)	1.90		29
3/31/2008	22.35	0.17	3.82	3.99	(0.29)	(17.59)	(17.88)	8.46	11.37	9,496	1.38		1.38	(d)	1.02		113
3/31/2007	22.69	0.07	2.86	2.93	(0.07)	(3.20)	(3.27)	22.35	13.80	15,000	1.41		1.41	(d)	(0.30)		119
3/31/2006	20.47	0.16	6.05	6.21	—	(3.99)	(3.99)	22.69	33.63	45,889	1.37		1.37	(d)	0.73		167
3/31/2005	19.09	0.08	1.72	1.80	—	(0.42)	(0.42)	20.47	9.49	41,394	1.39		1.39	(d)	0.42		203
3/31/2004	12.83	0.30	6.00	6.30	(0.04)	—	(0.04)	19.09	49.17	51,450	1.45		1.49	(d)	1.35		186

*	Commencement of operations.
**	On November 14, 2008, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

(c)	Annualized.
(d)

Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.12%, 0.99%, 1.14%, 0.99%, 1.08%, 1.19% for the period ended November 30, 2008 and the years ended March 31, 2008, March 31, 2007, March 31, 2006, March 31, 2005 and March 31, 2004, respectively. Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.

162	Allianz Multi-Strategy Funds

For a share outstanding for the period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain (Loss)(a)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value End of Period	Total Return(b)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
NFJ Global Dividend Value:
Class D
6/26/09* – 11/30/2009	$15.00	$0.15	$3.04	$3.19	$(0.02)	$18.17	21.27%	$35	1.50	%(c)	9.11	%(c)	2.04	%(c)	22%
Class P
6/26/09* – 11/30/2009	15.00	0.16	3.04	3.20	(0.03)	18.17	21.31	12	1.30	(c)	8.96	(c)	2.24	(c)	22
Institutional Class
6/26/09* – 11/30/2009	15.00	0.17	3.03	3.20	(0.03)	18.17	21.34	2,986	1.20	(c)	8.86	(c)	2.34	(c)	22
RCM All Horizons:
Class D
11/30/2009	$9.73	$0.05	$2.82	$2.87	$(0.02)	$12.58	29.58%	$10	1.66%		17.90%		0.48%		171%
7/15/2008* – 11/30/2008	15.00	0.01	(5.28)	(5.27)	—	9.73	(35.13)	6	1.66	(c)	18.41	(c)	0.30	(c)	120
Class P
11/30/2009	9.74	0.08	2.83	2.91	(0.05)	12.60	29.97	8	1.40		14.01		0.74		171
7/15/2008* – 11/30/2008	15.00	0.03	(5.29)	(5.26)	—	9.74	(35.07)	7	1.40	(c)	18.15	(c)	0.56	(c)	120
Institutional Class
11/30/2009	9.75	0.09	2.82	2.91	(0.06)	12.60	29.96	1,690	1.30		13.91		0.84		171
7/15/2008* – 11/30/2008	15.00	0.03	(5.28)	(5.25)	—	9.75	(35.00)	1,299	1.30	(c)	18.05	(c)	0.66	(c)	120

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

(c)	Annualized.

Prospectus	163

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain (Loss)(a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Redemption Fees(a)(f)		Common Stock Offering Costs	Net Asset Value End of Period	Total Return(b)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
RCM Disciplined Equity:
Class D
11/30/2009	$10.58	$0.08	$4.13	$4.21	$(0.04)	$(0.18)	$(0.22)	$—		$—	$14.57	40.66%	$59	1.34%		3.98%		0.63%		34%
7/15/2008* – 11/30/2008	15.00	0.04	(4.46)	(4.42)	—	—	—	—		—	10.58	(29.47)	7	1.34	(c)	10.22	(c)	0.79	(c)	18
Class P
11/30/2009	10.59	0.11	4.13	4.24	(0.05)	(0.18)	(0.23)	—		—	14.60	41.03	10	1.08		3.73		0.89		34
7/15/2008* – 11/30/2008	15.00	0.05	(4.46)	(4.41)	—	—	—	—		—	10.59	(29.40)	7	1.08	(c)	9.96	(c)	1.05	(c)	18
Institutional Class
11/30/2009	10.60	0.12	4.12	4.24	(0.06)	(0.18)	(0.24)	—		—	14.60	40.98	11,087	0.98		3.63		0.99		34
7/15/2008* – 11/30/2008	15.00	0.06	(4.46)	(4.40)	—	—	—	—		—	10.60	(29.33)	2,119	0.98	(c)	9.86	(c)	1.15	(c)	18
RCM Global EcoTrendsSM:
Class D
11/30/2009	$16.34	$(0.12)	$4.63	$4.51	$—	$—	$—	$—	(e)	$—	$20.85	27.60%	$535	2.14%		2.14%		(0.60)%		39%
9/02/2008* – 11/30/2008	31.57	(0.07)	(15.16)	(15.23)	—	—	—	—	(e)	—	16.34	(48.21)	5	1.65	(c)(d)	2.37	(c)(d)	(1.32	)(c)	67
Class P
11/30/2009	16.36	(0.05)	4.60	4.55	—	—	—	—	(e)	—	20.91	27.81	8,754	1.79		1.79		(0.25)		39
9/02/2008* – 11/30/2008	31.57	(0.04)	(15.17)	(15.21)	—	—	—	—	(e)	—	16.36	(48.18)	97	1.40	(c)(d)	2.12	(c)(d)	(0.97	)(c)	67
Institutional Class
11/30/2009	16.36	(0.03)	4.59	4.56	—	—	—	—	(e)	—	20.92	27.87	24	1.69		1.69		(0.15)		39
9/02/2008* – 11/30/2008	31.57	(0.04)	(15.17)	(15.21)	—	—	—	—	(e)	—	16.36	(48.18)	13	1.30	(c)(d)	2.02	(c)(d)	(0.92	)(c)	67

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(j) in Notes to Financial Statements).
(e)	Less than $.01.
(f)	Effective May 1, 2009, redemption fees were eliminated.

164	Allianz Multi-Strategy Funds

For a share outstanding for the period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain (Loss)(a)	Total from Investment Operations	Dividends from Net Investment Income	Redemption Fees(a)(f)		Net Asset Value End of Period	Total Return(b)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
RCM Global Water:
Class D
11/30/2009	$6.27	$0.04	$1.86	$1.90	$(0.19)	$—	(e)	$7.98	31.11%	$156	2.40%		2.40%		0.55%		47%
3/31/2008* – 11/30/2008	10.00	0.21	(3.94)	(3.73)	—	—	(e)	6.27	(37.30)	6	1.60	(c)(d)	2.10	(c)(d)	3.45	(c)	54
Class P
11/30/2009	6.29	0.08	1.83	1.91	(0.21)	—	(e)	7.99	31.26	12,016	1.78		1.78		1.16		47
3/31/2008* – 11/30/2008	10.00	0.21	(3.92)	(3.71)	—	—	(e)	6.29	(37.10)	8,193	1.35	(c)(d)	1.85	(c)(d)	3.64	(c)	54
Institutional Class
11/30/2009	6.29	0.09	1.82	1.91	(0.26)	—	(e)	7.94	31.42	544	1.68		1.68		1.26		47
7/15/2008* – 11/30/2008	9.01	0.07	(2.79)	(2.72)	—	—	(e)	6.29	(30.19)	16	1.25	(c)(d)	1.56	(c)(d)	2.44	(c)	54
RCM International Opportunities:
Class D
11/30/2009	$9.22	$0.12	$3.20	$3.32	$(0.05)	$—		$12.49	36.19%	$11	1.56%		10.14%		1.16%		35%
7/15/2008* – 11/30/2008	15.00	0.03	(5.81)	(5.78)	—	—		9.22	(38.53)	6	1.56	(c)	9.65	(c)	0.71	(c)	9
Class P
11/30/2009	9.23	0.15	3.20	3.35	(0.07)	—		12.51	36.46	9	1.30		4.66		1.42		35
7/15/2008* – 11/30/2008	15.00	0.04	(5.81)	(5.77)	—	—		9.23	(38.47)	7	1.30	(c)	9.39	(c)	0.97	(c)	9
Institutional Class
11/30/2009	9.24	0.17	3.18	3.35	(0.07)	—		12.52	36.53	12,420	1.20		4.56		1.52		35
7/15/2008* – 11/30/2008	15.00	0.05	(5.81)	(5.76)	—	—		9.24	(38.40)	2,463	1.20	(c)	9.29	(c)	1.07	(c)	9

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(j) in Notes to Financial Statements).
(e)	Less than $0.01.
(f)	Effective May 1, 2009, redemption fees were eliminated.

Prospectus	165

Financial Highlights (continued)

The financial highlights table below is intended to help you understand the financial performance of the Institutional Class shares, and in certain noted cases Class P shares, of the Allianz NACM Convertible, Allianz NACM Emerging Growth, Allianz NACM High Yield Bond, Allianz NACM International Growth Opportunities, Allianz NACM Micro Cap, Allianz NACM Small to Mid Cap Growth, and Allianz NACM Ultra Micro Cap Funds (together, the “New NACM Funds”) since the classes of shares were first offered. Certain information reflects financial results for a single Fund share.

The financial information shown below is that of Class I, Class II and Class IV shares of the Nicholas-Applegate U.S. Convertible Fund, the Allianz NACM Convertible Fund’s predecessor, Class I shares of the Nicholas-Applegate U.S. Emerging Growth Fund, the Allianz NACM Emerging Growth Fund’s predecessor, Class I shares of the Nicholas-Applegate U.S. High Yield Bond Fund, the Allianz NACM High Yield Bond Fund’s predecessor, Class I, Class II and Class III shares of the Nicholas-Applegate International Growth Opportunities Fund, the Allianz NACM International Growth Opportunities Fund’s predecessor, Class I shares of the Nicholas-Applegate U.S. Micro Cap Fund, the Allianz NACM Micro Cap Fund’s predecessor, Class I shares of the Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, the Allianz NACM Small to Mid Cap Growth Fund’s predecessor, and Class I shares of the Nicholas-Applegate U.S. Ultra Micro Cap Fund, the Allianz NACM Ultra Micro Cap Fund’s predecessor. These predecessor funds (each a “Predecessor Fund” and, together, the “Predecessor Funds”) were reorganized into the New NACM Funds as noted above on April 12, 2010. In the absence of such reorganizations, the New NACM Funds would not have any financial information to disclose.

For the Allianz NACM Convertible Fund, Class I and Class II shares of its Predecessor Fund reorganized into the Allianz NACM Convertible Fund’s Class P shares. For the Allianz NACM International Growth Opportunities Fund, Class I shares of its Predecessor Fund reorganized into the Allianz NACM International Growth Opportunities Fund’s Class P shares. All other classes of Predecessor Funds for which financial information is provided below reorganized into Institutional Class shares of the applicable New NACM Fund. Other than noted above, the Predecessor Funds did not offer share classes corresponding to the New NACM Funds’ other Classes of shares during the periods shown.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in Institutional Class shares (and Class P shares as noted above) of the New NACM Funds, assuming reinvestment of all dividends and distributions. The performance shown below is better than that which would have been achieved by Classes of shares of the New NACM Funds other than Institutional Class and Class P, because of higher fees and expenses associated with these other share Classes.

Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Predecessor Funds’ financial statements, are included in the November 30, 2009 annual report to shareholders of Nicholas-Applegate Institutional Funds. The Predecessor Funds’ financial statements and the report of independent registered public accounting firm thereon are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

166	Allianz Multi-Strategy Funds

For a Class I share outstanding during the period indicated

						Distributions from:									Ratios to Average Net Assets(3)
	Net Asset Value, Beginning	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)		Total from Investments Operations	Net Investment Income	Net Realized Capital Gains		Total Distributions		Net Asset Value, Ending	Total Return(2)		Net Assets, Ending (in 000’s)	Net Investment Income (Loss)	Total Expenses	Expenses (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset(4)	Fund’s Portfolio Turnover Rate
U.S. ULTRA MICRO CAP
For the period ended 11/30/09	$5.78	$(0.10)	$3.25		$3.15	$—	$—		$—		$8.93	54.50%		$1,781	(1.81%)	2.31%	—	2.31%	2.22%	87%
For the year ended 03/31/09	9.28	(0.16)	(3.34)		(3.50)	—	—		—		5.78	(37.72%)		1,084	(2.05%)	2.40%	—	2.40%	2.31%	109%
1/28/08 (Commenced) to 03/31/08	10.00	(0.03)	(0.69)		(0.72)	—	—		—		9.28	(7.20	%)(6)	886	(2.10%)	2.31%	—	2.31%	2.15%	19%
U.S. MICRO CAP
For the period ended 11/30/09	$7.58	$(0.07)	$2.93		$2.86	$—	$—		$—		$10.44	37.73%		$53,994	(1.14%)	1.55%	—	1.55%	1.53%	86%
For the year ended 03/31/09	11.60	(0.07)	(3.95)		(4.02)	—	(0.00	)(7)	(0.00	)(7)	7.58	(34.63%)		40,178	(0.64%)	1.58%	—	1.58%	0.91%	104%
For the year ended 03/31/08	15.33	(0.18)	(1.49)		(1.67)	—	(2.06)		(2.06)		11.60	(13.25%)		60,122	(1.19%)	1.58%	—	1.58%	1.38%	139%
For the year ended 03/31/07	17.43	(0.12)	(0.19)		(0.31)	—	(1.79)		(1.79)		15.33	(1.35%)		84,405	(0.75%)	1.58%	—	1.58%	1.19%	165%
For the year ended 03/31/06	12.83	(0.11)	5.06		4.95	—	(0.35)		(0.35)		17.43	39.04%		78,058	(0.78%)	1.64%	(0.07%)	1.57%	1.10%	180%
For the year ended 03/31/05	14.69	(0.09)	(1.09)		(1.18)	—	(0.68)		(0.68)		12.83	(8.17%)		69,246	(0.72%)	1.63%	(0.07%)	1.56%	1.12%	266%
U.S. EMERGING GROWTH
For the period ended 11/30/09	$6.59	$(0.03)	$3.49		$3.46	$—	$—		$—		$10.05	52.50%		$13,942	(0.53%)	1.18%	—	1.18%	1.16%	97%
For the year ended 03/31/09	11.45	(0.04)	(4.82	)(5)	(4.86)	—	—		—		6.59	(42.45%)		6,591	(0.34%)	1.21%	—	1.21%	0.90%	146%
For the year ended 03/31/08	13.09	(0.06)	(0.70	)(5)	(0.76)	—	(0.88)		(0.88)		11.45	(7.01%)		7,499	(0.46%)	1.21%	—	1.21%	0.72%	129%
For the year ended 03/31/07	13.90	(0.07)	0.19	(5)	0.12	—	(0.93)		(0.93)		13.09	1.30%		7,409	(0.54%)	1.21%	—	1.21%	0.72%	148%
For the year ended 03/31/06	9.77	(0.11)	4.25		4.14	—	(0.01)		(0.01)		13.90	42.38%		6,721	(1.04%)	1.89%	(0.39%)	1.50%	1.17%	128%
For the year ended 03/31/05	9.61	(0.07)	0.23		0.16	—	—		—		9.77	1.66%		12,043	(0.75%)	1.63%	(0.17%)	1.46%	1.06%	142%
U.S. SMALL TO MID CAP GROWTH
For the period ended 11/30/09	$5.42	$(0.01)	$2.57		$2.56	$—	$—		$—		$7.98	47.23%		$4,561	(0.21%)	0.95%	—	0.95%	0.91%	119%
For the year ended 03/31/09	9.02	(0.03)	(3.57)		(3.60)	—	—		—		5.42	(39.91%)		3,102	(0.44%)	0.97%	—	0.97%	0.81%	179%
7/31/07 (Commenced) to 03/31/08	10.00	(0.03)	(0.95)		(0.98)	—	—		—		9.02	(9.80	%)(6)	4,862	(0.50%)	0.95%	—	0.95%	0.80%	105%
U.S. CONVERTIBLE
For the period ended 11/30/09	$19.01	$0.50	$4.77		$5.27	$(0.36)	$—		$(0.36)		$23.92	27.85%		$64,996	3.34%	1.00%	—	1.00%	0.99%	84%
For the year ended 03/31/09	24.88	0.43	(5.73	)(5)	(5.30)	(0.43)	(0.14)		(0.57)		19.01	(21.30%)		20,664	1.86%	1.03%	—	1.03%	0.98%	91%
For the year ended 03/31/08	24.35	0.37	0.58		0.95	(0.32)	(0.10)		(0.42)		24.88	3.84%		47,773	1.45%	1.03%	—	1.03%	0.89%	98%
For the year ended 03/31/07	24.57	0.45	2.03		2.48	(0.47)	(2.23)		(2.70)		24.35	10.79%		39,022	1.89%	1.02%	—	1.02%	0.85%	92%
For the year ended 03/31/06	22.44	0.27	3.45		3.72	(0.55)	(1.04)		(1.59)		24.57	17.15%		31,627	1.02%	1.14%	(0.11%)	1.03%	0.87%	92%
For the year ended 03/31/05	23.11	0.39	0.66		1.05	(0.45)	(1.27)		(1.72)		22.44	4.62%		35,397	1.68%	1.10%	(0.08%)	1.02%	0.85%	102%

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)

Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)

Includes litigation proceeds of approximately $0.03 per share for the U.S. Micro Cap Fund during the fiscal year ended 2009, and $0.07 and $0.06 per share for the U.S. Emerging Growth Fund during the fiscal year for 2008 and 2009, respectively. For the U.S. Convertible Fund during the fiscal year ended 2009, litigation proceeds were less than $0.01 per share. The U.S. Emerging Growth Fund received $28,454 from a security litigation settlement for the fiscal year ended 2007 which is reflected in realized gains. The event had a $0.05 per share impact to the fund.

(6)	Inception to date return.
(7)	Less than one penny per share.

Prospectus	167

Financial Highlights (continued)

For a Class I share outstanding during the period indicated

					Distributions from:							Ratios to Average Net Assets(3)
	Net Asset Value, Beginning	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investments Operations	Net Investment Income	Net Realized Capital Gains		Total Distributions	Net Asset Value, Ending	Total Return(2)	Net Assets, Ending (in 000’s)	Net Investment Income (Loss)	Total Expenses	Expenses (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset(4)		Fund’s Portfolio Turnover Rate
INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 11/30/09	$16.29	$0.14	$9.43	$9.57	$—	$—		$—	$25.86	58.75%	$66,137	0.90%	1.41%	—	1.41%	1.41%		64%
For the year ended 03/31/09	40.10	0.33	(19.44)	(19.11)	—	(4.70)		(4.70)	16.29	(48.16%)	39,680	1.14%	1.44%	—	1.44%	1.17%		106%
For the year ended 03/31/08	57.36	0.14	3.43	3.57	(1.26)	(19.56)		(20.83)	40.10	2.74%	113,239	0.26%	1.44%	—	1.44%	1.13%		86%
For the year ended 03/31/07	49.86	0.05	9.07	9.12	—	(1.62)		(1.62)	57.36	18.71%	104,003	0.09%	1.43%	—	1.43%	1.18%		127%
For the year ended 03/31/06	35.01	(0.01)	15.10	15.09	(0.24)	—		(0.24)	49.86	43.34%	107,749	(0.02%)	1.38%	0.00%	1.38%	1.07%		168%
For the year ended 03/31/05	29.43	0.32	5.35	5.67	(0.09)	—		(0.09)	35.01	19.28%	55,462	1.05%	1.42%	0.00%	1.42%	1.11%		110%
U.S. HIGH YIELD BOND
For the period ended 11/30/09	$7.40	$0.52	$1.77	$2.29	$(0.52)	$—		$(0.52)	$9.17	31.50%	$69,667	9.08%	0.61%	—	0.61%	0.61%		120%
For the year ended 03/31/09	9.36	0.71	(1.90)	(1.19)	(0.77)	—		(0.77)	7.40	(13.01%)	49,233	8.56%	0.64%	—	0.64%	0.61%		55%
For the year ended 03/31/08	10.27	0.76	(0.86)	(0.10)	(0.81)	—		(0.81)	9.36	(1.06%)	50,271	7.66%	0.63%	—	0.63%	0.57%		81%
For the year ended 03/31/07	10.00	0.73	0.30	1.03	(0.76)	—		(0.76)	10.27	10.76%	63,925	7.21%	0.64%	—	0.64%	0.52	%(6)	92%
For the year ended 03/31/06	10.04	0.70	0.02	0.72	(0.76)	—		(0.76)	10.00	7.40%	81,187	6.70%	0.82%	(0.18%)	0.64%	0.56%		112%
For the year ended 03/31/05	10.34	0.85	(0.31)	0.54	(0.84)	(0.00	)(5)	(0.84)	10.04	5.40%	131,677	7.82%	0.82%	(0.19%)	0.63%	0.60%		123%

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)

Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	Less than one penny per share.
(6)	For the year ended March 31, 2007, ratios do not include one time expense credit. Had this credit been included, the expense ratios would have been decreased by 0.07%.

168	Allianz Multi-Strategy Funds

For a Class II share outstanding during the period indicated

							Distributions from:							Ratios to Average Net Assets(3)
	Net Asset Value, Beginning	Net Investment Income(1)		Net Realized and Unrealized Gain (Loss)		Total from Investments Operations	Net Investment Income	Net Realized Capital Gains	Total Distributions	Net Asset Value, Ending	Total Return(2)		Net Assets, Ending (in 000’s)	Net Investment Income	Total Expenses	Expenses (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset(4)	Fund’s Portfolio Turnover Rate
U.S. CONVERTIBLE
For the period ended 11/30/09	$19.02	$0.51		$4.78		$5.29	$(0.36)	$—	$(0.36)	$23.95	27.95%		$37,823	3.46%	0.90%	—	0.90%	0.89%	84%
For the year ended 03/31/09	24.88	0.53		(5.80	)(5)	(5.27)	(0.45)	(0.14)	(0.59)	19.02	(21.21%)		29,568	2.51%	0.93%	—	0.93%	0.88%	91%
For the year ended 03/31/08	24.36	0.41		0.56		0.97	(0.35)	(0.10)	(0.45)	24.88	3.91%		9,103	1.58%	0.93%	—	0.93%	0.79%	98%
For the year ended 03/31/07	24.58	0.47		2.04		2.51	(0.50)	(2.23)	(2.73)	24.36	10.92%		7,880	2.05%	0.92%	—	0.92%	0.75%	92%
9/30/05 (Commenced) to 03/31/06	23.97	0.30	(1)	1.63		1.93	(0.28)	(1.04)	(1.32)	24.58	8.47	%(6)	3,634	2.26%	1.01%	(0.09%)	0.92%	0.77%	92%
INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 11/30/09	$16.93	$0.17		$9.81		$9.98	$—	$—	$—	$26.91	58.95%		$14,224	1.09%	1.26%	—	1.26%	1.26%	64%
For the year ended 03/31/09	41.28	0.34		(19.99)		(19.65)	—	(4.70)	(4.70)	16.93	(48.08%)		6,828	1.27%	1.29%	—	1.29%	1.01%	106%
For the year ended 03/31/08	57.63	0.39		3.17		3.56	(0.35)	(19.56)	(19.91)	41.28	2.90%		8,213	0.57%	1.27%	—	1.27%	1.00%	86%
For the year ended 03/31/07	50.01	0.02		9.22		9.24	—	(1.62)	(1.62)	57.63	18.90%		73,640	0.05%	1.28%	—	1.28%	1.03%	127%
For the year ended 03/31/06	35.02	0.13		15.06		15.19	(0.20)	—	(0.20)	50.01	43.55%		32,565	0.36%	1.22%	(0.00%)	1.22%	0.91%	168%
For the year ended 03/31/05	29.47	0.38		5.32		5.70	(0.15)	—	(0.15)	35.02	19.40%		35,233	1.19%	1.27%	(0.00%)	1.27%	0.97%	110%

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)

Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	Includes litigation proceeds for the U.S. Convertible Fund of less than $0.01 per share, for the fiscal year ended 2009, litigation proceeds were less than $0.01 per share.
(6)	Inception to date return.

Prospectus	169

Financial Highlights (continued)

For a Class III share outstanding during the period indicated

					Distributions from:							Ratios to Average Net Assets(3)
	Net Asset Value, Beginning	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss)	Total from Investments Operations	Net Investment Income	Net Realized Capital Gains	Total Distributions	Net Asset Value, Ending	Total Return(2)		Net Assets, Ending (in 000’s)	Net Investment Income	Total Expenses	Expenses (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset(4)	Fund’s Portfolio Turnover Rate
INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 11/30/09	$16.94	$0.16	$9.83	$9.99	$—	$—	$—	$26.94	59.03%		$36,342	0.99%	1.20%	—	1.20%	1.20%	64%
9/08/08 (Commenced) to 03/31/09	34.51	0.08	(12.95)	(12.87)	—	(4.70)	(4.70)	16.94	(36.92	%)(5)	16,274	0.68%	1.24%	—	1.24%	1.04%	106%

For a Class IV share outstanding during the period indicated

					Distributions from:							Ratios to Average Net Assets(3)
	Net Asset Value, Beginning	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss)	Total from Investments Operations	Net Investment Income	Net Realized Capital Gains	Total Distributions	Net Asset Value, Ending	Total Return(2)		Net Assets, Ending (in 000’s)	Net Investment Income	Total Expenses	Expenses (Reimbursements)/ Recoupment		Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset(4)	Fund’s Portfolio Turnover Rate
U.S. CONVERTIBLE
For the period ended 11/30/09	$19.02	$0.53	$4.78	$5.31	$(0.37)	$—	$(0.37)	$23.96	28.10%		$318,393	3.61%	0.75%	—		0.75%	0.74%	84%
For the year ended 03/31/09	24.89	0.53	(5.78)	(5.25)	(0.48)	(0.14)	(0.62)	19.02	(21.11%)		247,651	2.48%	0.78%	—		0.78%	0.73%	91%
For the year ended 03/31/08	24.37	0.11	0.91	1.02	(0.39)	(0.10)	(0.50)	24.89	4.07%		253,227	1.70%	0.78%	—		0.78%	0.64%	98%
12/28/06 (Commenced) to 03/31/07	23.47	0.12	0.91	1.03	(0.13)	—	(0.13)	24.37	4.39	%(5)	97,007	1.97%	0.77%	—	(6)	0.77%	0.60%	92%

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)

Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	Inception to date return.
(6)	The expense reimbursement was terminated on January 23, 2006.

170	Allianz Multi-Strategy Funds

Additional Performance Information

As noted in the Fund Summaries above, this section contains additional information regarding the calculation of each Fund’s performance and the presentation of such performance. The Average Annual Total Returns Table in each Fund’s Fund Summary compares the Fund’s returns with those of at least one broad-based market index as well as a performance average of similar mutual funds as grouped by Lipper. The sub-sections below titled “Index Descriptions” and “Lipper Average Descriptions” describe the market indices and Lipper Inc. (“Lipper”) Averages that are used in each Fund Summary. The sub-section below titled “Share Class Performance” describes the calculation of each Fund’s class-by-class performance.

Index Descriptions.	The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market. It is not possible to invest directly in the index.

The Dow Jones Real Return Target Date, Dow Jones Real Return 2015, Dow Jones Real Return 2020, Dow Jones Real Return 2030, Dow Jones Real Return 2040, Dow Jones Real Return 40+ and Dow Jones Real Return Today Indices are each a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an index.

The FTSE ET50 Index is comprised of the 50 largest environmental technology companies by market capitalization (approximately $650 million to $9 billion) from a global universe of 400 pure-play environmental technology companies. It is not possible to invest directly in an index.

The Merrill Lynch All Convertibles All Quantities Index represents convertible securities spanning all corporate sectors and having a par amount outstanding of more than $25 million. Maturities must be at least one year. The coupon range must be equal to or greater than zero and all qualities of bonds are included. Preferred equity redemption stocks are not included nor are component bonds once they are converted into corporate stock. It is not possible to invest directly in an index.

The Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default. It is not possible to invest directly in an index.

The Morgan Stanley Capital International All Country World (“MSCI ACWI”) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets. As of June 2009, the MSCI ACWI consisted of 45 country indices comprising 23 developed and 22 emerging market country indices. It is not possible to invest directly in the index.

The Morgan Stanley Capital International (“MSCI”) China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations (“Red-chips” or “P-chips”) and China-incorporated corporations listed as “H-shares” on the Hong Kong Exchange or listed as B-shares on the Shanghai and Shenzhen exchanges. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

The Morgan Stanley Capital International Europe Australasia Far East (“MSCI EAFE”) Index is an unmanaged index of of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. Dollar adjusted basis. It is not possible to invest directly in the index.

The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is not possible to invest directly in the index.

Prospectus	171

The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2,000 companies with higher price-to-book ratios and higher forecasted growth sales. It is not possible to invest directly in the index.

The Russell 2500 Growth Index is an unmanaged index composed of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the index.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. In includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the index.

The S&P 500 Index is an unmanaged market generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in the index.

The S&P Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. It is not possible to invest directly in an index.

The S&P Developed Ex-US Small Cap Growth Index covers those small capitalization companies in each country that exhibit the characteristics of growth.

Lipper Average Descriptions.	The Lipper China Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that includes funds that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the China region (China, Taiwan and Hong Kong) or in a single country within this region. It does not take into account sales charges.

The Lipper Convertible Securities Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges.

The Lipper Global Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. It does not take into account sales charges.

The Lipper Global Natural Resources Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). It does not take into account sales charges.

The Lipper Global Large Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to their large-cap-specific subset of the S&P/Citigroup World BMI. It does not take into account sales charges.

The Lipper High Current Yield Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. It does not take into account sales charges.

The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. It does not take into account sales charges.

172	Allianz Multi-Strategy Funds

The Lipper International Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. It does not take into account sales charges.

The Lipper International Large Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. It does not take into account sales charges.

The Lipper International Small/Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small-/mid-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2015 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2011, to December 31, 2015. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2020 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2030 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2040 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2050+ Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon exceeding December 31, 2045. It does not take into account sales charges.

The Lipper Mixed-Asset Target Allocation Conservative Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. It does not take into account sales charges.

The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. It does not take into account sales charges.

The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. It does not take into account sales charges.

Share Class Performance.

Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance. Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s annual and semi-annual reports to shareholders contain additional performance information for the Funds and are available

Prospectus	173

upon request, without charge, by calling the telephone numbers listed at the end of this Prospectus. As discussed in the SAI, and in this Prospectus, several of the Funds have had adviser and sub-adviser changes during the periods for which performance is shown. The same or other Funds may have changed their investment objectives, policies and/or strategies during such periods. Those Funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.

For Funds listed in the table below, Institutional Class, Class P, Class D and Administrative Class total return presentations in the Fund Summaries for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund (the oldest class). The adjusted performance also reflects the higher Fund operating expenses applicable to Class P, Administrative Class and Class D shares. These include 12b-1 distribution and servicing fees, which are not paid by the Institutional Class or Class P and are paid by the Administrative Class (at a maximum rate of 0.25% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum). Please see the Fund Summaries and “Management of the Funds” in this Prospectus above for more detailed information about each Fund’s fees and expenses.

The following table sets forth the inception dates of the classes of shares of the Core Allocation Fund. The Core Allocation Fund reorganized on May 4, 2009, when AGI Solutions Multi-Style Fund (the “Predecessor Fund”) merged into the Core Allocation Fund by transferring substantially all of its assets and liabilities to the Core Allocation Fund in exchange for shares of the Core Allocation Fund. For periods prior to May 4, 2009, total return presentations for periods prior to the Inception Date of a class reflect the prior performance of Institutional Class shares of the Predecessor Fund. The performance information for periods prior to May 4, 2009 reflects the performance and fee arrangements of the Fund’s predecessor, revised to reflect the current fee structure of the applicable class. The adjusted performance also reflects the higher Fund operating expenses applicable to Class P, Administrative Class and Class D shares. These include 12b-1 distribution and servicing fees, which are not paid by the Institutional Class or Class P and are paid by the Administrative Class (at a maximum rate of 0.25% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum). Please see the Fund Summaries and “Management of the Funds” in this Prospectus above for more detailed information about each Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class
Core Allocation Fund	9/30/1998	Institutional	4/20/2009
		P	4/20/2009
		Administrative	4/20/2009
		D	4/20/2009

The following table sets forth the inception dates of the classes of shares of Allianz RCM Global EcoTrendsSM Fund. The Fund reorganized on September 2, 2008, when the Allianz RCM Global EcoTrendsSM Fund, a continuously offered closed-end “interval” fund by the same name (the “Predecessor Fund”), reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Class A shares of the Fund. For periods prior to September 2, 2008, total return presentations for periods prior to the Inception Date of a class reflect the prior performance of Institutional Class shares of the Predecessor Fund. The performance information for periods prior to September 2, 2008 reflects the performance and fee arrangements of the Fund’s predecessor, revised to reflect the current fee structure of the applicable class. The performance information for periods prior to September 2, 2008 reflects the performance and fee arrangement of the Fund’s predecessors, revised to reflect the current fee structure of the applicable class. The adjusted performance also reflects the higher Fund operating expenses applicable to Class P, Administrative Class and Class D shares. These include 12b-1 distribution and servicing fees, which are not paid by the Institutional Class or Class P and are paid by the Administrative Class (at a maximum rate of 0.25% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum). Please see the Fund Summaries and “Management of the Funds” in this Prospectus above for more detailed information about each Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class
RCM Global EcoTrendsSM Fund	1/31/2007	Institutional	9/2/2008
		P	9/2/2008
		D	9/2/2008

174	Allianz Multi-Strategy Funds

The following table sets forth the inception dates of the classes of shares of the Allianz NACM Funds. For the Funds listed in the following table, total return presentations for periods prior to the Inception Date of a class reflect the prior performance of Institutional Class shares of the Fund. The NACM Convertible, NACM Emerging Growth, NACM High Yield Bond, NACM International Growth Opportunities, NACM Micro Cap, NACM Small to Mid Cap Growth and NACM Ultra Micro Cap Funds were each series of Nicholas-Applegate Institutional Funds prior to their reorganizations as Funds of the Trust on April 12, 2010, and the NACM International Growth Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization as a Fund of the Trust on February 2, 2009. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class P (except for NACM Convertible and NACM International Growth Opportunities Funds), Administrative Class or Class D shares. For periods prior to the “Inception Date” of a particular class of the NACM Emerging Growth, NACM High Yield Bond, NACM International Growth, NACM Micro Cap, NACM Small to Mid Cap Growth and NACM Ultra Micro Cap Funds, total return presentations in the Fund Summaries for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate U.S. Emerging Growth, Nicholas-Applegate U.S. High Yield Bond, Nicholas-Applegate International Growth, Nicholas-Applegate U.S. Small to Mid Cap Growth, Nicholas-Applegate U.S. Micro Cap and Nicholas-Applegate U.S. Ultra Micro Cap Funds, respectively. For periods prior to the “Inception Date” of a particular class of the NACM Convertible Fund, total return presentations in the Fund’s Fund Summary are based on the historical performance of the Class IV shares (and Class I shares prior to the inception of Class IV) of the Nicholas-Applegate U.S. Convertible Fund. For periods prior to the “Inception Date” of a particular class of the NACM International Growth Opportunities Fund, total return presentations in the Fund’s Fund Summary are based on the historical performance of the Class II shares (and Class I shares prior to the inception of Class II) of the Nicholas-Applegate International Growth Opportunities Fund. Please see the Fund Summaries and “Management of the Funds” in this Prospectus for more detailed information about each Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class
NACM Convertible Fund	4/19/1993	Institutional	4/1/2010
		P	4/1/2010
		Administrative	4/1/2010
		D	4/1/2010
NACM Emerging Growth Fund	10/1/1993	Institutional	4/1/2010
NACM High Yield Bond Fund	7/31/1996	Institutional	4/1/2010
		P	4/1/2010
		Administrative	4/1/2010
		D	4/1/2010
NACM International Growth Fund	12/27/1996	Institutional	2/2/2009
		P	2/2/2009
		D	2/2/2009
NACM International Growth Opportunities Fund	12/31/1997	Institutional	4/1/2010
		P	4/1/2010
		Administrative	4/1/2010
		D	4/1/2010
NACM Micro Cap Fund	7/12/1995	Institutional	4/1/2010
NACM Small to Mid Cap Growth Fund	10/1/1993	Institutional	4/1/2010
NACM Ultra Micro Cap Fund	1/28/2008	Institutional	4/1/2010

Prospectus	175

Allianz Multi-Strategy Funds

INVESTMENT MANAGER

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS

Allianz Global Investors Advisory GmbH, Allianz Global Investors Solutions LLC, NFJ Investment Group LLC, Nicholas-Applegate Capital Management LLC, RCM Asia Pacific Limited, RCM Capital Management LLC

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Multi-Strategy Funds, Allianz Funds, PIMCO Equity Series or PIMCO Funds call 1-800-498-5413 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus.

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-498-5413 or PIMCO & Allianz Funds Infolink Audio Response Network at 1-800-987-4626, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105-4800

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-22167.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-22167

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